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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Pinnacle West Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2017

PROXY STATEMENT

PINNACLE WEST CAPITAL CORPORATION

COVER PHOTO:
***GOLDEN WINDOW* BY SUZANNE MATHIA**

Suzanne is a photographer and author whose work regularly appears in National Geographic and publications for the Nature Conservancy. Her photographs capture the diversity and intense beauty of Arizona's immense landscape and reflect her curiosity, patience and ability to see the world in new and creative ways.

Donald E. Brandt Chairman of the Board, President and Chief Executive Officer

Dear Fellow Shareholder:

On behalf of our Board of Directors, management and employees, I invite you to participate in our 2017 Annual Meeting of Shareholders.

The meeting will be held at 10:30 a.m. (MST), Wednesday, May 17, 2017. This year's Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/PNW. You also will be able to vote your shares electronically during the Annual Meeting (other than shares held through our 401(k) Plan, which must be voted prior to the meeting).

We are looking forward to using the virtual Annual Meeting technology. For those of you who have been able to join us at the past several physical meetings, you would have seen our shareholder attendance dwindling. Holding a virtual meeting will make the Annual Meeting available to all of our shareholders from any location. A virtual meeting is also environmentally friendly and sustainable over the long-term. Details regarding how to attend the meeting online and the business to be conducted at the Annual Meeting are in the accompanying Notice of Annual Meeting and Proxy Statement.

Pinnacle West had another successful year in 2016. Examples of our successes include:

•

Your Board increased the common dividend for the fifth straight year, raising it by 5%;

•

Our total shareholder return was 25.3%, outperforming the S&P Composite 1500 Electric Utilities Index;

•

Our share price reached a new all-time closing high and new 52-week intraday highs on 27 trading days, including a new all-time intraday high; and

•

Our total shareholder value increased $1.8 billion.

Additional highlighted accomplishments of our Company's 2016 performance are set forth in the Proxy Statement beginning on page 1.

At this year's Annual Meeting, as explained in the attached Proxy Statement, we are asking you to: (1) elect eleven Board of Director nominees; (2) consider and vote FOR an advisory resolution to approve executive compensation; (3) consider and vote, on an advisory basis, on how frequently the Company should obtain future advisory votes on executive compensation; (4) re-approve the material terms of the performance goals under, and an amendment to, the 2012 Long-Term Incentive Plan; and (5) ratify the appointment of our independent public accounting firm for 2017.

Last, but not least, your vote is important to us. Whether or not you plan to participate in the Annual Meeting on the meeting day, we encourage you to vote promptly. You may vote over the Internet; by telephone; by completing, signing, dating and returning a proxy card or voting instruction form; or by voting during the meeting.

Thank you for the confidence you place in Pinnacle West through your investment.

Sincerely,

Kathryn L. Munro Lead Director

To Our Shareholders:

On behalf of your Board of Directors, I welcome this opportunity to communicate with our shareholders. In stewarding your Company, we continually seek to achieve long-term, sustainable performance and create shareholder value by focusing on implementing effective business strategies, prudent risk management, and sound corporate governance practices.

Don Brandt became our Chairman of the Board and Chief Executive Officer in April 2009. He brought to the Company a focus on returning to our core business of operating and investing in a vertically integrated utility. He has built a strong leadership team and our Company's performance under Don's and his team's leadership continues to be impressive. Here are several examples of our improved performance:

  •
  Total Shareholder Return.  Since April 2009, our Company's total shareholder return (stock price appreciation plus dividends) ("TSR") has outperformed that of the S&P 1500 Electric Utility Index by over 158%. Also during this period, the Company has delivered an annualized TSR of 19.7%, and ranked 4th when compared against the companies in our Peer Group (as defined on page 42 of the Proxy Statement but excluding from this comparison one company that was acquired in 2016);

  •
  Earnings Performance.  The compounded annual growth rate of Pinnacle West's earnings from 2009 to 2016 was 30.7% compared to –10.6% from 2002 to 2009;

  •
  Return on Equity.  Pinnacle West's average return on equity from 2010 to 2016 was 9.6% compared to 7.0% from 2002 to 2009;

  •
  Dividend.  In 2012, the Company began raising the dividend. During the past several years, the annual dividend increase has been approximately 5%; and

  •
  APS's Credit Rating.  Standard and Poor's senior unsecured credit rating for APS was upgraded three levels since 2009 improving from BBB– to the current A–.

I would now like to take this opportunity to highlight some areas of interest to our shareholders with respect to issues more specific to the Board and our shareholders:

  •
  We continue to be an active and engaged Board.  Our independent Board members are expected to be active, engaged and contributing members. Our discussions are focused on oversight of Pinnacle West's business strategy; targeting the Company's critical areas of focus of shareholder value, operational excellence, environment, customer value, employees, and the communities we serve. This year we held a combined total of 33 Board and Board committee meetings, including holding an all-day session at the Palo Verde Nuclear Power Generating Station. In addition to the Board meetings, our directors have focused on our shareholder engagement program, participated in meetings held by the Palo Verde Off-Site Safety Review Committee and by the Institute of Nuclear Power Operations, and spoken at the Company's sponsored Women's Leadership Symposium.

  •
  We added Paula J. Sims to the Board.  In October 2016 we elected Paula Sims to the Board of Directors. Ms. Sims brings extensive experience to the Company in electric utility operations and utility regulation. In her prior roles at Progress Energy, Ms. Sims was responsible for business operations such as new generation, supply chain, and information technology, as well as overall processes and efficiency improvements. Her experience gives her insight into the operational, financial and regulatory matters that are of ever increasing significance to the Company.

  •
  We implemented a retirement age for directors.  We have implemented a Director Retirement Policy that provides that no individual may be nominated for election to the Board of Directors who has attained the age of 75 years at the time of the nomination. In considering the terms of this policy, it was important to the Board that there be an orderly transition from the existing Board members to new Board members. The policy as adopted will accomplish that transition.

  •
  Proxy Access.  We have adopted proxy access in our Bylaws. We know that many of our shareholders are in favor of some form of proxy access and we have responded accordingly. We took a very measured and thoughtful approach in developing a proxy access Bylaw that we believe serves the needs of our shareholders while balancing the potential for injury to the effectiveness of the Board and by extension, the Company's operational performance and long-term growth. The proxy access Bylaw generally permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company's outstanding common stock continuously for at least three years, to nominate and include in the Company's proxy materials director nominees constituting up to 25% of the Board.

  •
  Shareholder Engagement.  Your views always are, and will be, important to us. We have continued our focus on strengthening our shareholder engagement program. You will find the details on page 22 of the Proxy Statement.

I appreciate the opportunity to provide you with an update and encourage you to read the Proxy Statement and Annual Report for more information. Thank you for your investment in Pinnacle West Capital Corporation and your continued support.

Sincerely,

Notice of the 2017 Annual Meeting of Shareholders

March 31, 2017

The 2017 Annual Meeting of Shareholders (the "Annual Meeting") of Pinnacle West Capital Corporation ("Pinnacle West", "PNW", or the "Company") will be held at 10:30 a.m., Mountain Standard Time, on Wednesday, May 17, 2017. The Annual Meeting may be accessed online at www.virtualshareholdermeeting.com/PNW. The purposes of the Annual Meeting are:

(1)
To elect eleven directors to serve until the 2018 Annual Meeting of Shareholders (Proposal 1);
(2)
To hold an advisory vote to approve executive compensation (Proposal 2);
(3)
To hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation (Proposal 3);
(4)
To re-approve the material terms of the performance goals under, and to approve an amendment to, the 2012 Long-Term Incentive Plan (Proposal 4);
(5)
To ratify the appointment of our independent accountants for the year ending December 31, 2017 (Proposal 5); and
(6)
To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

All shareholders of record at the close of business on March 9, 2017 are entitled to notice of and to vote at the Annual Meeting. Your vote is important. Whether you plan to participate in the Annual Meeting or not, please promptly vote by telephone, over the Internet, by proxy card, or by voting instruction form.

By order of the Board of Directors,

DIANE WOOD
Corporate Secretary

Executive Offices Address:
PINNACLE WEST CAPITAL CORPORATION
Post Office Box 53999
Phoenix, Arizona 85072-3999

2017 Proxy Statement      |           i

ii            |      2017 Proxy Statement

2017 Proxy Statement      |           iii

Proxy Statement Summary

This summary highlights our 2016 performance, our new and continuing corporate governance and executive compensation highlights, and certain information contained in this Proxy Statement. As it is only a summary, please read the complete Proxy Statement and 2016 Annual Report before you vote. The Proxy Statement and form of proxy are first being made available to shareholders on or about March 31, 2017.

2016 Performance Highlights

Our Company continued its strong performance in 2016 as evidenced by the following:

•
Shareholder Value:

o
Pinnacle West increased the common dividend for the fifth straight year, raising it by 5%;

o
Pinnacle West's share price reached a new all-time closing high and new 52-week intraday highs on 27 trading days, including a new all-time intraday high;

o
Pinnacle West's earnings were $442 million, or $3.95 per share;

o
Our Company's TSR was solid, as shown by the graph below, outperforming the S&P Composite 1500 Electric Utilities Index in all periods shown;

  o
  Our total shareholder value increased over the last five years as follows:

2017 Proxy Statement      |           1

Proxy Statement Summary
  o
  Our stock continues its competitive performance, as shown by comparing our stock's performance to companies in the Edison Electric Institute Index (U.S. shareholder-owned electric utilities) and in the Standard and Poor's 500 Index:

•
Operating Performance:

o
Arizona Public Service Company ("APS") operates Palo Verde Nuclear Generating Station ("Palo Verde"), the largest nuclear generating station in the United States. In 2016:

  •
  Palo Verde produced approximately 80% of Arizona's carbon-free energy;

  •
  Palo Verde generated 32.2 million megawatt-hours of electricity, marking the third consecutive year the plant has produced more than 32 million megawatt-hours, and it remains the only U.S. generating station to produce more than 30 million megawatt-hours in a year, a feat the plant has achieved each of the past eight years; and

  •
  Palo Verde achieved an annual capacity factor of 93.2%;

o
APS completed the 40 megawatt Red Rock Solar Plant — APS's largest utility-scale solar plant;

o
APS developed the first microgrid for the U.S. Navy, providing 25 megawatts of standby power;

o
Our diverse supplier program continues to be successful, with our 2016 spend exceeding $350 million. We were recognized as the Corporation of the Year at the 2016 Women's Business Enterprise Council — West Annual Strategic Opportunity Conference; and

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Proxy Statement Summary
  o
  APS gas and oil generation plants achieved a startup reliability of 99.3%.

•
Customer Value:

o
APS improved paperless billing adoption to 30% of our customers (or 363,000) compared to the U.S. average of 24% and the utility average of 19%;

o
APS was named the Environmental Protection Agency ENERGY STAR Sustained Excellence partner for the 7th consecutive year based on the effective delivery of customer energy efficiency programs;

o
APS contributed more than $10 million to Arizona communities, $2 million of which was invested in science, technology, math and engineering education programs across Arizona; and

o
Our employees contributed 120,000 volunteer hours, and APS was ranked 2nd by the Phoenix Business Journal on its list of Arizona's top corporate volunteer programs.

•
Sustainability:

o
In 2016 we continued to focus on advancing our priority sustainability initiatives: safety and security, energy innovation, carbon management, water resources, and people. Examples of accomplishments in these areas include:

  •
  Safety and Security:    In 2016 our employees achieved the fewest OSHA recordable injuries in Company history. APS continued to take actions throughout the year to improve both our cybersecurity and security hardening of physical assets;

  •
  Energy Innovation:    APS's research and development pilot project that is studying the offset of peak energy usage with solar energy production was expanded to included four megawatts of grid scale battery storage devices;

  •
  Carbon Management:    APS continued to build renewable assets as a means of managing carbon emissions, surpassing a milestone of one gigawatt of solar energy capacity on our system. APS expects to produce over 50% of our energy mix from carbon-free resources in 2017 from renewables, energy efficiency and nuclear generation;

  •
  Water Resources:    APS focused on reducing the use of non-renewable water at its power generation plants. During 2016, the use of non-renewable water was 28% less than our baseline year of 2014; and

  •
  People:    APS's efforts to improve the workplace experience of our employees yielded positive results. We improved our 2016 employee engagement survey scores in all categories, including our overall engagement score, which placed us above other benchmarked utility organizations.

    To learn more about our sustainability efforts, please see our Corporate Responsibility Report located on our website (www.pinnaclewest.com).

2017 Proxy Statement      |           3

Proxy Statement Summary

Board and Governance Highlights
•
Our Board's performance and corporate governance remain strong. Our new and continuing highlights include:

o
We implemented our Director Retirement Age Policy, see page 21;

o
We increased the operational experience and diversity of the Board with the addition of Paula J. Sims;

o
We adopted proxy access;

o
We continued our focus on strengthening our shareholder engagement process, see page 22;

o
We hold annual elections of all directors (see page 7 of this Proxy Statement Summary for a list of the nominees);

o
Ten of our eleven directors are independent;

o
Our independent Lead Director has clearly defined and robust responsibilities;

o
Each of our directors attended at least 90% or more of the Board meetings and any Board committee meeting on which he or she served;

o
We do not have a poison pill plan or similar anti-takeover provision in place; and

o
Our directors and officers are prohibited from pledging or hedging our stock.

Executive Compensation Highlights
•
We continue to evaluate and improve our executive compensation program. New and continuing highlights in this area include:

o
We changed the allocation of the value of our annual long-term equity awards to 60% performance-based and 40% time-based vesting beginning with the 2016 awards;

o
We added clawback provisions to our 2016 annual cash incentive plans and performance share equity grant agreements;

o
We limited the use of discretion to adjust incentive awards solely to the occurrence of unanticipated events that may arise during the performance period in the 2016 CEO Incentive Plan; and

o
We continued our executive compensation program's focus on being transparent with a clear emphasis on rewarding performance by putting pay at risk and retaining key

4            |      2017 Proxy Statement

Proxy Statement Summary

    executives. Our executive compensation philosophy incorporates the following core principles and objectives:

      •
      Alignment with shareholder interests;

      •
      Key management retention;

      •
      A focus on a few key elements that are simple and understandable: base salary; an annual performance-based cash incentive; a three-year performance-based equity grant; a retention-based equity grant that releases over a four-year period; pension and supplemental pension retirement benefits; and limited perquisites;

      •
      A significant portion of our Named Executive Officers' (as identified on page 40 of this Proxy Statement) compensation is at risk and based on performance — our annual cash incentive plans are 100% tied directly to earnings, business unit performance and individual performance, and our performance shares are based on TSR and value-driving business metrics; and

      •
      We use multiple business performance metrics, capped payouts and other features that are designed to reward performance but not encourage unacceptable risk taking.

  o
  Please see our "Compensation Discussion and Analysis" beginning on page 40 of this Proxy Statement for a detailed explanation of our executive compensation program.

2017 Proxy Statement      |           5

Proxy Statement Summary

Annual Meeting of Shareholders

Date:	May 17, 2017
Time:	10:30 a.m. Mountain Standard Time
Place:	www.virtualshareholdermeeting.com/PNW
Record Date:	March 9, 2017
Delivery of Materials:	Proxy Statement and form of proxy are first being made available to shareholders on or about March 31, 2017.
Virtual Meeting Admission:	To participate in the Annual Meeting, you will need the 16-digit control number included on the Internet Notice (see page 8), your proxy card, or the voting instruction form. Online check-in will begin at 10:00 a.m. Mountain Standard Time, and you should allow ample time for the online check-in proceedings. We will have technicians standing by ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call: 855-449-0991.

Voting Matters and Board of Directors ("Board") Recommendations

MATTERS	BOARD RECOMMENDATIONS	PAGE

Election of directors	✓ FOR each nominee	27
Advisory vote to approve executive compensation	✓ FOR	96
Advisory vote on the frequency of the advisory vote to approve executive compensation	✓ FOR one year	97
Re-approval of the material terms of the performance goals under, and approval of an amendment to, the 2012 Long-Term Incentive Plan (the "2012 Plan")	✓ FOR	98
Ratification of the appointment of Deloitte & Touche LLP ("D&T") as our independent accountants for 2017	✓ FOR	108

6            |      2017 Proxy Statement

Proxy Statement Summary

Director Nominees

Our director nominees are:

2017 Proxy Statement      |           7

Proxy Statement — General Information

Time, Date and Place

The Company's 2017 Annual Meeting of Shareholders ("Annual Meeting") will be held at 10:30 a.m., Mountain Standard Time, on Wednesday, May 17, 2017. The Annual Meeting will not be held at a physical location, but will instead be held virtually, where shareholders will participate by accessing a website using the Internet. The Annual Meeting will be accessed at www.virtualshareholdermeeting.com/PNW.

Notice of Internet Availability

Unless you elected to receive printed copies of the proxy materials in prior years, you will receive a Notice of Internet Availability of Proxy Materials by mail, or if the shareholder so elected, by electronic mail (the "Internet Notice"). The Internet Notice will tell you how to access and review the proxy materials. If you received an Internet Notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions included on the Internet Notice.

The Internet Notice is first being sent to shareholders on or about March 31, 2017. The Proxy Statement and the form of proxy relating to the Annual Meeting are first being made available to shareholders on or about March 31, 2017.

Record Date; Shareholders Entitled to Vote

All shareholders at the close of business on March 9, 2017 (the "Record Date") are entitled to vote at the meeting. Each holder of outstanding Company common stock is entitled to one vote per share held as of the record date on all matters on which shareholders are entitled to vote, except for the election of directors, in which case "cumulative" voting applies (see "Vote Required — Election of directors"). At the close of business on the Record Date, there were 111,555,682 shares of common stock outstanding.

Voting

Vote prior to the Annual Meeting by Internet. The website address for Internet voting is on the proxy card, the Internet Notice and the voting instruction form. Internet voting is available 24 hours a day.

Vote prior to the Annual Meeting by telephone. The toll-free number for telephone voting is on the proxy card, the Internet Notice and the voting instruction form. Telephone voting is available 24 hours a day.

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Proxy Statement — General Information

Vote prior to the Annual Meeting by scanning the QR code. The QR code is on the proxy card, the Internet Notice and the voting instruction form, and is available 24 hours a day.

Vote prior to the Annual Meeting by mail. You may vote by mail by promptly marking, signing, dating, and mailing your proxy card or voting instruction form (a postage-paid envelope is provided for mailing in the United States).

Vote during the Annual Meeting over the Internet. To participate in the Annual Meeting, you will need the 16-digit control number included on the proxy card, the Internet Notice or the voting instruction form. Shares held in your name or shares for which you are the beneficial owner but not the shareholder of record may be voted electronically during the formal business portion of the Annual Meeting. Shares held in the Pinnacle West 401(k) Plan cannot be voted during the Annual Meeting. If you hold shares in the Pinnacle West 401(k) Plan, you will need to submit your vote to the plan trustee by May 14, 2017 to vote your shares.

You may change your vote by: re-voting by telephone; re-voting by Internet; or re-voting during the formal business portion of the Annual Meeting. For shares held in your name you may change your vote by re-submitting a signed proxy card. In addition, for shares held in your name, you may also revoke a previously submitted proxy card by filing with our Corporate Secretary a written notice of revocation. For shares for which you are the beneficial owner but not the shareholder of record, you may change your vote by re-submitting a signed voting instruction form to your broker. In addition, for shares for which you are the beneficial owner but not the shareholder of record, you should contact your broker if you would like to revoke your vote.

Your vote is confidential. Only the following persons have access to your vote: election inspectors; individuals who help with the processing and counting of votes; and persons who need access for legal reasons. All votes will be counted by an independent inspector of elections appointed for the Annual Meeting.

Quorum

The presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists, shares that are entitled to vote but are not voted at the direction of the beneficial owner (called abstentions) and votes withheld by brokers in the absence of instructions from beneficial owners (called broker non-votes) will be counted for purposes of determining whether there is a quorum. Shares owned by the Company are not considered outstanding or present at the meeting.

Vote Required

Election of directors.    Individuals receiving the highest number of votes will be elected. The number of votes that a shareholder may, but is not required to, cast is calculated by multiplying the number of shares of common stock owned by the shareholder, as of the Record Date, by the number of directors to be elected. Any shareholder may cumulate his or her votes by

2017 Proxy Statement      |           9

Proxy Statement — General Information

casting them for any one nominee or by distributing them among two or more nominees. Abstentions will not be counted toward a nominee's total and will have no effect on the election of directors. You may not cumulate your votes against a nominee. If you hold shares in your own name and would like to exercise your cumulative voting rights, you must do so by mail. If you hold shares beneficially through a broker, trustee or other nominee and wish to cumulate votes, you should follow the instructions on the voting instruction form.

Under the rules of the New York Stock Exchange ("NYSE"), your broker is not able to vote on your behalf in any director election unless you give your broker specific voting instructions. We encourage you to provide instructions so that your shares will be counted in the election of directors.

Say-on-Pay and the frequency of the Say-on-Pay vote.    The votes cast "for" must exceed the votes cast "against" to approve the advisory resolution on the compensation disclosed in this Proxy Statement of our Named Executive Officers — the Say-on-Pay vote. This resolution is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the compensation philosophy, policies and procedures described in this Proxy Statement. The frequency option — one year, two years, or three years — that receives the greatest number of votes cast on this proposal will be the frequency option approved by the shareholders. Because your votes on both Say-on-Pay and the frequency of the Say-on-Pay vote are advisory, they will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation and the frequency of the Say-on-Pay vote. Abstentions and broker non-votes will have no effect on the outcome of these proposals.

Re-approval of the material terms of the performance goals under the 2012 Plan and approval of an amendment to place an annual upper dollar limit on the value of awards to individual, non-employee directors.    Re-approval of the material terms of the performance goals under, and approval of an amendment to, the 2012 Plan requires the votes cast "for" to exceed the votes cast "against" this proposal. For purposes of these approvals, abstentions have the effect of a vote against the proposal, and broker non-votes are not considered to be votes cast.

Ratification of the appointment of the independent accountants.    The votes cast "for" must exceed the votes cast "against" to ratify the appointment of the independent accountants for the year ending December 31, 2017. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendations

The Board recommends a vote:

✓
FOR the election of the nominated slate of directors (Proposal 1);

✓
FOR the approval, on an advisory basis, of the resolution approving the compensation of our Named Executive Officers, as disclosed in this Proxy Statement (Proposal 2);

✓
FOR, on an advisory basis, an annual advisory vote on the compensation of our Named Executive Officers (Proposal 3);

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Proxy Statement — General Information
✓
FOR re-approval of the material terms of the performance goals under the 2012 Plan and approval of the amendment to place an annual upper dollar limit on the value of awards to individual, non-employee directors (Proposal 4); and

✓
FOR the ratification of the appointment of D&T as the Company's independent accountants for the year ending December 31, 2017 (Proposal 5).

The Board is not aware of any other matters that will be brought before the shareholders for a vote. If any other matters properly come before the meeting, the proxy holders will vote on those matters in accordance with the recommendations of the Board or, if no recommendations are given, in accordance with their own judgment.

Delivery of Annual Reports and Proxy Statements to a Shared Address and Obtaining a Copy of the Annual Report

If you and one or more shareholders share the same address, it is possible that only one Internet Notice, Annual Report or Proxy Statement was delivered to your address. Registered shareholders at the same address who wish to receive separate copies of the Internet Notice, the Annual Report or Proxy Statement may:

•
Call the Company's Shareholder Services Department at 1-602-250-5511;

•
Mail a request to Shareholder Services at P.O. Box 53999, Mail Station 8602, Phoenix, Arizona, 85072-3999; or

•
E-mail a request to: shareholderdept@pinnaclewest.com.

The Company will promptly deliver to you the information requested. Registered shareholders who share the same address but wish to receive one Internet Notice, Annual Report or Proxy Statement may contact the Company through the same methods listed above. Shareholders who own Company stock through a broker and who wish to receive single or separate copies of the Internet Notice, Annual Report or Proxy Statement should contact their broker.

You may access our Annual Report and Proxy Statement via the Internet. Copies of the Annual Report and Proxy Statement are available on the Company's website (www.pinnaclewest.com) and will be provided to any shareholder promptly upon request. Shareholders may request copies from Shareholder Services at the telephone number or addresses set forth above, or as described on the Internet Notice.

Shareholder Proposals or Director Nominations for the 2018 Annual Meeting

Shareholder Proposals.    To be included in the proxy materials for the 2018 Annual Meeting of Shareholders (the "2018 Annual Meeting"), any shareholder proposal intended to be presented must be received by our Corporate Secretary no later than December 1, 2017 at the following address:

Corporate Secretary
Pinnacle West Capital Corporation
400 North Fifth Street, Mail Station 8602
Phoenix, Arizona 85004

2017 Proxy Statement      |           11

Proxy Statement — General Information

A shareholder who intends to present a proposal at the 2018 Annual Meeting, but does not wish it to be included in the 2018 proxy materials, must submit the proposal no earlier than January 17, 2018 and no later than the close of business on February 16, 2018.

Shareholder Nominations.    Shareholder nominations for a director to the Board must be received by the Corporate Secretary at the address set forth above by November 17, 2017 ("Shareholder Nomination").

Proxy Access.    In February 2017, our Board amended the Bylaws to provide, among other things, that under certain circumstances a shareholder or group of shareholders may include director candidates that they have nominated in our annual meeting proxy statement — "proxy access." Under these provisions, a shareholder or group of up to 20 shareholders seeking to include director nominees in our annual meeting proxy statement must own 3% or more of our outstanding common stock continuously for at least the previous three years. Generally the number of qualifying shareholder-nominated candidates the Company will include in its annual meeting proxy materials will be limited to the greater of 25% of the Board or two candidates. Based on the current Board size of 11 directors, the maximum number of proxy access candidates we would be required to include in our proxy materials is two.

Nominees submitted under the proxy access provisions that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 25% maximum has been reached. If the number of shareholder-nominated candidates exceeds 25%, each nominating shareholder or group of shareholders may select one nominee for inclusion in our proxy materials until the maximum number is met. The order of selection would be determined by the amount (largest to smallest) of shares of our common stock held by each nominating shareholder or group of shareholders. Requests to include shareholder-nominated candidates must be received by our Corporate Secretary not earlier than the close of business on November 1, 2017 nor later than the close of business on December 1, 2017. The number of qualifying shareholder-nominated candidates the Company will include in its proxy materials under proxy access will be reduced on a one-for-one basis in the event the Company receives a Shareholder Nomination, but at least one qualifying shareholder-nominated proxy access nominee will be included in the proxy materials.

In all cases, shareholders and nominees must also comply with the applicable rules of the Securities and Exchange Commission ("SEC") and the applicable sections of our Bylaws relating to qualifications of nominees and nominating shareholders and disclosure requirements.

Proxy Solicitation

The Board is soliciting the enclosed proxy. The Company may solicit shareholders over the Internet, by telephone or by mail. The Company has retained D.F. King & Co., Inc. to assist in the distribution of proxy solicitation materials and the solicitation of proxies for $11,000, plus customary expenses. The costs of the solicitation will be paid by the Company. Proxies may also be solicited in person, by telephone or electronically by Company personnel who will not receive additional compensation for such solicitation. As required, the Company will reimburse brokerage houses and others for their out-of-pocket expenses in forwarding documents to beneficial owners of our stock.

12            |      2017 Proxy Statement

Information About Our Board and Corporate Governance

Board Meetings and Attendance

In 2016 each of our directors attended 90% or more of the Board meetings and any meetings of Board committees on which he or she served.	In 2016, our Board held eight meetings and each of our directors attended 90% or more of the Board meetings and any meetings of Board committees on which he or she served. Each director is expected to participate in the Annual Meeting. Nine of the ten Board members at that time attended the 2016 Annual Meeting.

Board Committees

The Board has the following standing committees: Audit; Corporate Governance; Finance; Human Resources; and Nuclear and Operating. All of the charters of the Board's committees are publicly available on the Company's website (www.pinnaclewest.com). All of our committees conduct a formal review of their charters every other year and as often as any committee member deems necessary. In the years in which a formal review is not conducted, the Board has tasked management with reviewing the charters and recommending any changes management deems necessary or reflective of good corporate governance. The charters are also changed as needed to comply with any corresponding changes to any applicable rule or regulation.

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

All of our committees are comprised of independent directors who meet the independence requirements of the NYSE rules, SEC rules, and the Director Independence Standards, including any specific committee independence requirements. The duties and responsibilities of our committees are as follows:

AUDIT COMMITTEE
RESPONSIBILITIES

COMMITTEE MEMBERS: Bruce J. Nordstrom, Chair Denis A. Cortese Richard P. Fox Dale E. Klein Humberto S. Lopez David P. Wagener NUMBER OF MEETINGS DURING FISCAL 2016: 7	The Audit Committee:

•

Oversees the integrity of the Company's financial statements and internal controls;

•

Appoints the independent accountants and is responsible for their qualifications, independence, performance (including resolution of disagreements between the independent accountants and management regarding financial reporting), and compensation;

•

Participates in the selection of the independent accountants' new lead engagement partner each time a mandatory rotation occurs;

•

Monitors the Company's compliance with legal and regulatory requirements;

•

Sets policies for hiring employees or former employees of the independent accountants;

•

Reviews the annual audited financial statements or quarterly financial statements, as applicable, and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained therein;

•

Discusses with management and the independent accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

•

Reviews the Company's draft earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•

Discusses guidelines and policies to govern the process by which risk assessment and risk management is undertaken across the Company and periodically reviews the principal risks related to the Company's financial statements, audit functions and other major financial risk exposures;
and

•

Reviews management's monitoring of the Company's compliance with the Company's Code of Ethics and Business Practices.

The Board has determined that each member of the Audit Committee meets the NYSE experience requirements and that Mr. Nordstrom, the Chair of the Audit Committee, and Mr. Fox are "audit committee financial experts" under applicable SEC rules. None of the members of our Audit Committee, other than Mr. Fox, currently serve on more than three public company audit committees. Mr. Fox currently serves on the audit committees of four public companies, including Pinnacle West. Our Board has discussed with Mr. Fox the time and effort required to be devoted by Mr. Fox to his service on these committees and has affirmatively determined that such services do not impair Mr. Fox's ability to serve as an effective member of our Audit Committee.

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

CORPORATE GOVERNANCE COMMITTEE
RESPONSIBILITIES

COMMITTEE MEMBERS: Kathryn L. Munro, Chair Michael L. Gallagher Roy A. Herberger, Jr. Bruce J. Nordstrom NUMBER OF MEETINGS DURING FISCAL 2016: 5	The Corporate Governance Committee:

•

Reviews and assesses the Corporate Governance Guidelines;

•

Develops and recommends to the Board criteria for selecting new directors;

•

Identifies and evaluates individuals qualified to become members of the Board, consistent with the criteria for selecting new directors;

•

Recommends director nominees to the Board;

•

Recommends to the Board who should serve on each of the Board's committees;

•

Reviews the results of the Annual Meeting shareholder votes;

•

Reviews and makes recommendations to the Board regarding the selection of the CEO and CEO succession planning;

•

Reviews the Company's Code of Ethics and Business Practices for compliance with applicable law;

•

Recommends a process for responding to communications to the Board by shareholders and other interested parties;

•

Reviews the independence of members of the Board and approves or ratifies certain types of related-party transactions;

•

Reviews and makes recommendations to the Board regarding shareholder proposals requested for inclusion in the Company's proxy materials;

•

Reviews and makes recommendations regarding proxy material disclosures related to the Company's corporate governance policies and practices;

•

Periodically reviews the principal risks relating to the Company's corporate governance policies and practices;

•

Oversees the Board and committee self-assessments on at least an annual basis;
and

•

Reviews and assesses the Company's Political Participation Policy, and then reviews the Company's policies and practices with respect to governmental affairs strategy and political activities in accordance with the Company's Political Participation Policy.

The Corporate Governance Committee periodically reviews and recommends to the Board amendments to the Corporate Governance Guidelines and the Political Participation Policy. The Corporate Governance Committee recommended, and the Board amended, the Corporate Governance Guidelines to further expand the qualifications required for our director candidates. The Corporate Governance Committee also recommended, and the Board amended, the Political Participation Policy to expand the list of contributions we disclose, including identifying contributions we make to entities qualified as 501(c)(3) and 501(c)(4) entities under the Internal Revenue Code (the "Code") which may have used some of the proceeds for independent political expenditures. The Corporate Governance Guidelines and the Political Participation Policy are available on the Company's website (www.pinnaclewest.com).

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

FINANCE COMMITTEE
RESPONSIBILITIES

COMMITTEE MEMBERS: Humberto S. Lopez, Chair Richard P. Fox Roy A. Herberger, Jr. Kathryn L. Munro Paula J. Sims David P. Wagener NUMBER OF MEETINGS DURING FISCAL 2016: 4	The Finance Committee:

•

Reviews the historical and projected financial performance of the Company and its subsidiaries;

•

Reviews the Company's financial condition, including sources of liquidity, cash flows and levels of indebtedness;

•

Reviews and recommends approval of corporate short-term investment and borrowing policies;

•

Reviews the Company's financing plan and recommends to the Board approval of the issuance of long-term debt, common equity and preferred securities, and the establishment of credit facilities;

•

Reviews the Company's use of guarantees and other forms of credit support;

•

Reviews and monitors the Company's dividend policies and proposed dividend actions;

•

Establishes and selects the members of the Company's Investment Management Committee to oversee the investment programs of the Company's trusts and benefit plans;

•

Reviews and discusses with management the Company's process for allocating and managing capital;

•

Reviews and recommends approval of the Company's annual capital budget;

•

Reviews the Company's annual operations and maintenance budget and monitors throughout the year how the Company's actual spend tracks to the budget;

•

Reviews the Company's insurance programs;
and

•

Periodically reviews the principal risks relating to the Company's policies and practices concerning budgeting, financing and credit exposures.

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

HUMAN RESOURCES COMMITTEE
RESPONSIBILITIES

COMMITTEE MEMBERS: Roy A. Herberger, Jr., Chair Denis A. Cortese Richard P. Fox Humberto S. Lopez Kathryn L. Munro NUMBER OF MEETINGS DURING FISCAL 2016: 5	The Human Resources Committee:

•

Reviews management's programs for the attraction, retention, succession, motivation and development of the Company's human resources needed to achieve corporate objectives;

•

Establishes the Company's executive compensation philosophy;

•

Recommends to the Board persons for election as officers;

•

Annually reviews the goals and performance of the officers of the Company and APS;

•

Approves corporate goals and objectives relevant to the compensation of the CEO, assesses the CEO's performance in light of these goals and objectives, and sets the CEO's compensation based on this assessment;

•

Makes recommendations to the Board with respect to non-CEO executive compensation and director compensation;

•

Acts as the "committee" under the Company's long-term incentive plans;

•

Reviews and discusses with management the Compensation Discussion and Analysis on executive compensation set forth in our proxy statements;

•

Reviews the number, type, and design of the Company's pension, health, welfare and benefit plans; and

•

Periodically reviews the principal risks relating to the Company's compensation and human resources policies and practices.

Under the Human Resources Committee's charter, the Human Resources Committee may delegate authority to subcommittees, but did not do so in 2016. Additional information on the processes and procedures of the Human Resources Committee is provided under the heading "Compensation Discussion and Analysis ("CD&A")".

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

NUCLEAR AND OPERATING COMMITTEE
RESPONSIBILITIES

COMMITTEE MEMBERS: Michael L. Gallagher, Chair Denis A. Cortese Dale E. Klein Bruce J. Nordstrom Paula J. Sims David P. Wagener NUMBER OF MEETINGS DURING FISCAL 2016: 4	The Nuclear and Operating Committee:

•

Receives regular reports from management and monitors the overall performance of Palo Verde;

•

Reviews the results of major Palo Verde inspections and evaluations by external oversight groups, such as the Institute of Nuclear Power Operations ("INPO") and the Nuclear Regulatory Commission ("NRC");

•

Monitors overall performance of the principal non-nuclear business functions of the Company and APS, including fossil energy generation, energy transmission and delivery, customer service, fuel supply and transportation, safety, legal compliance, and any significant incidents or events;

•

Reviews regular reports from management concerning the environmental, health and safety ("EH&S") policies and practices of the Company, and monitors compliance by the Company with such policies and applicable laws and regulations;

•

Reviews APS's planning for generation resources additions and significant expansions of its bulk transmission system; and

•

Periodically reviews the principal risks related to the Company's nuclear, fossil generation, transmission and distribution, and EH&S operations; and

•

Provides oversight of security policies, programs and controls for protection of cyber and physical assets.

In addition, the Nuclear and Operating Committee receives regular reports from the Off-Site Safety Review Committee (the "OSRC"). The OSRC provides independent assessments of the safe and reliable operations of Palo Verde. The OSRC is comprised of non-employee individuals with senior management experience in the nuclear industry and the Palo Verde Director of Nuclear Assurance.

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

The Board's Leadership Structure

Lead Director.    Kathryn L. Munro serves as the Company's Lead Director and chairs the Corporate Governance Committee. The Lead Director performs the following duties and responsibilities as set forth in our Corporate Governance Guidelines:

•
Serves as a liaison between the Chairman of the Board (the "Chairman") and the independent directors;

•
Advises the Chairman as to an appropriate schedule of Board meetings, reviews and provides the Chairman with input regarding agendas for the Board meetings and, as appropriate or as requested, reviews and provides the Chairman with input regarding information sent to the Board;

•
Presides at all meetings at which the Chairman is not present, including executive sessions of the independent directors (which are regularly scheduled as part of each Board meeting) and calls meetings of the independent directors when necessary and appropriate;

•
Oversees the Board and Board committee self-assessment process;

•
Is available for appropriate consultation and direct communication with the Company's shareholders and other interested parties; and

•
Performs such other duties as the Board may from time to time delegate.

These duties and responsibilities do not, however, fully capture Ms. Munro's active role in serving as our Lead Director. For example, Ms. Munro regularly speaks with the CEO, other members of the senior management team and members of the Board in between Board meetings on a variety of topics, and she serves as a liaison between the CEO and the independent directors. Ms. Munro focuses the Board on key issues facing our Company and on topics of interest to the Board. She takes the lead on director recruitment and has a formal annual call with each non-employee director to discuss the Board, its functions, its membership, the individual's plan with respect to his or her continuing Board service, and any other topic the individual desires to discuss with our Lead Director. Her leadership fosters a Board culture of open discussion and deliberation to support sound decision-making. She also encourages communication between management and the Board to facilitate productive working relationships.

Chairman and CEO Positions.    The Chairman is Donald E. Brandt, the Company's President and CEO. The independent directors believe that Mr. Brandt, as an experienced leader with extensive knowledge of the Company and our industry, serves as a highly effective conduit between the Board and management and that Mr. Brandt provides the vision and leadership to execute on the Company's strategy and create shareholder value. The Board believes that separating the roles of the CEO and Chairman and appointing an independent Board Chairman at this time would simply create an additional level of unneeded hierarchy that would only duplicate the activities already being vigorously carried out by our Lead Director.

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

The Board's Role in Risk Oversight

Top risks discussed by the Board and its committees in 2016 included cybersecurity, data privacy and ownership, and utility regulation. The Board believes it is important to look at the list fresh each year as part of a diligent risk review.	Responsibility for the management of the Company's risks rests with the Company's senior management team. The Board's oversight of the Company's risk management function is designed to provide assurance that the Company's risk management processes are well adapted to and consistent with the Company's business and strategy, and are functioning as intended. The Board focuses on fostering a culture of risk awareness and risk-adjusted decision-making and ensuring that an appropriate "tone at the top" is established. The Board regularly discusses and updates a listing of areas of risk and a suggested allocation of responsibilities for such risks among the Board and the Board committees. The charter for each of our committees requires each committee to periodically review risks in their respective areas. Each committee:

•

Receives periodic presentations from management about its assigned risk areas;

•

Receives information about the effectiveness of the risk identification and mitigation measures being employed; and

•

Discusses their risk reviews with the Board at least annually.

Consistent with the requirements of the NYSE's corporate governance standards, the Audit Committee periodically reviews the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also reviews the comprehensiveness of the Board's risk oversight activities and the Company's risk assessment process, and plays a coordinating role designed to ensure that no gaps exist in the coverage by the Board committees of risk areas.

The Executive Risk Committee is comprised of senior level officers of the Company and is chaired by the Chief Financial Officer. Among other responsibilities, this Committee is responsible for ensuring that the Board receives timely information concerning the Company's material risks and risk management processes. The Executive Risk Committee provides the Board with a list of the Company's top risks on an annual basis. The internal enterprise risk management group reports to the Vice President, Controller and Chief Accounting Officer, who reports to the Executive Vice President and Chief Financial Officer. The internal risk management group is responsible for (1) implementing a consistent risk management framework and reporting process across APS, and (2) ensuring that the Executive Risk Committee is informed of those processes and regularly apprised of existing material risks and the emergence of additional material risks.

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

Director Resignation Policies

We employ a plurality voting standard with a director resignation policy because we believe a majority voting policy is inconsistent with cumulative voting, which is mandated by the Arizona Constitution.	With respect to the election of directors, the Company's Bylaws provide that in an uncontested election, a director nominee who receives a greater number of votes cast "withheld" for his or her election than "for" such election will promptly tender his or her resignation to the Corporate Governance Committee. The Corporate Governance Committee is required to evaluate the resignation, taking into account the best interests of the Company and its shareholders, and will recommend to the Board whether to accept or reject the resignation.

Under the Company's Corporate Governance Guidelines, upon a substantial change in a director's primary business position from the position the director held when originally elected to the Board, a director is required to apprise the Corporate Governance Committee and to offer his or her resignation for consideration to the Corporate Governance Committee. The Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the tendered resignation.

Director Retirement Policy

Under the Company's Corporate Governance Guidelines, an individual shall not be eligible to be nominated for election or re-election as a member of the Board of the Company or APS if, at the time of the nomination, the individual has attained the age of 75 years. This policy shall apply regardless of the source of the nomination or whether the nomination was made at a meeting of the Board of Directors, at an Annual Meeting or otherwise.

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

Shareholder Engagement and Communications with the Board

What our shareholders think is important to us. We have a long-standing investor outreach program conducted throughout the year to maintain a dialogue with current and potential shareholders. Our active shareholder engagement program includes a focus on ensuring that we understand the governance priorities of our shareholders. Discussion topics include governance best practices, Board makeup, compensation policies and sustainability. Feedback from investors is communicated to the Board and used to enhance our disclosures and governance practices. The diagram below provides an overview of our outreach program cycle:

We listened to our shareholders. After considering their feedback, the Board:

- *Adopted proxy access;*
- *Adopted clawback provisions;*
- *Implemented a Director Retirement Policy;*
- *Removed discretion in the CEO Incentive Plan except solely In the event unanticipated events arise during the performance period; and*
- *Increased the performance share portion of the equity grant.*

ANNUAL MEETING OF SHAREHOLDERS

SPRING: We publish annual communications to our shareholders:
Annual Report
Proxy Statement
Corporate Responsibility Report
We reach out to our shareholders to discuss proxy-related topics in connection with our Annual Meeting held in May.

SUMMER: We review the results of the Annual Meeting, governance best practices, and our own policies and practices. We reach out to our shareholders in order to discuss the Annual Meeting outcome and to understand their priorities for the year ahead.

FALL: We communicate shareholder feedback to the Board and use it to enhance our disclosures, governance practices, sustainability disclosures and compensation program.

WINTER: The cycle concludes with the Board implementing items in response to our shareholders' feedback.

Shareholders and other parties interested in communicating with the Board may do so by writing to the Corporate Secretary, Pinnacle West Capital Corporation, 400 North Fifth Street, Mail Station 8602, Phoenix, Arizona 85004. The Corporate Secretary will transmit such communications, as appropriate, depending on the facts and circumstances outlined in the communications. In that regard, the Corporate Secretary has discretion to exclude communications that are unrelated to the duties and responsibilities of the Board, such as commercial advertisements or other forms of solicitations, service or billing matters and complaints related to individual employment-related actions.

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

Codes of Ethics and APS Core Strategic Framework

To ensure the highest levels of business ethics, the Board has adopted the Code of Ethics and Business Practices, which applies to all employees, officers and directors, and the Code of Ethics for Financial Executives, both of which are described below:

Code of Ethics and Business Practices ("Code of Ethics").    Employees, directors and officers receive access to and training on the Code of Ethics when they join the Company or APS, as well as annual updates. The Code of Ethics helps ensure that employees, directors and officers of the Company and APS act with integrity and avoid any real or perceived violation of the Company's policies and applicable laws and regulations. The Company provides annual online training and examination covering the principles in the Code of Ethics. This training includes extensive discussion of the Company's values, an explanation of Company ethical standards, application of ethical standards in typical workplace scenarios, information on reporting concerns, assessment questions to measure understanding, and an agreement to abide by the Code of Ethics. All employees of the Company and APS and all of our directors complete the training.

Code of Ethics for Financial Executives.    The Company has adopted a Code of Ethics for Financial Executives, which is designed to promote honest and ethical conduct and compliance with applicable laws and regulations, particularly as related to the maintenance of financial records, the preparation of financial statements, and proper public disclosure. "Financial Executive" means the Company's CEO, Chief Financial Officer, Chief Accounting Officer, Controller, Treasurer, General Counsel, the President and Chief Operating Officer of APS, and other persons designated from time to time as a Financial Executive subject to the Code of Ethics for Financial Executives by the Chair of the Audit Committee.

Both codes are available on the Company's website (www.pinnaclewest.com).

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

Core.    The Company and APS have adopted Core, which is a strategic framework that sets forth the foundation from which we operate. It defines our vision, mission, critical areas of focus, and values. APS's vision is to create a sustainable energy future for Arizona. APS's mission is to safely and efficiently deliver reliable energy to meet the changing needs of our customers. The critical areas of focus are employees, operational excellence, environment, customer value, community, and shareholder value. The framework affirms our corporate values of safety, integrity and trust, respect and inclusion, and accountability. Here is our Core:

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

Director Qualifications and Selection of Nominees for the Board

Director Qualifications.    The Bylaws and the Corporate Governance Guidelines contain Board membership criteria that apply to nominees recommended for a position on the Board. Under the Bylaws, a director must be a shareholder of the Company. In determining whether an individual should be considered for Board membership, the Corporate Governance Committee considers the following core characteristics:

•
High Standards:  We look for directors that set high standards and expectations for themselves and others and the accomplishment of those standards and expectations.

•
Informed Judgment:  Directors should be thoughtful in their deliberations. We look for directors who demonstrate intelligence, wisdom and thoughtfulness in decision-making.

Their decision-making process should include a willingness to thoroughly discuss issues, ask questions, express reservations and voice dissent.

•
Integrity and Accountability:  Directors should act with integrity. We look for directors who have integrity and strength of character in their personal and professional dealings. Our directors should be prepared to be, and are held, accountable for their decisions.

•
Time and Effort:  Directors should spend the necessary time to properly discharge their responsibilities as directors, including reviewing written materials provided to the Board or committee in advance of Board or committee meetings. Directors are expected to be present at all Board meetings, the Annual Meeting of Shareholders, and meetings of committees on which they serve. We also expect our directors to make themselves accessible to management upon request.

•
Other Commitments:  We expect our directors to monitor their other commitments to assure that these other commitments do not impact their service to our Company. Directors may not serve on more than three other boards of public companies in addition to the Pinnacle West Board without the prior approval of the Corporate Governance Committee. A director may not serve as a member of the Audit Committee if they serve on the audit committees of more than three public companies (including the Company) unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee.

•
Stock Ownership:  We expect our directors to have investments in the Company's stock that aligns with our shareholders. Our directors are expected to comply with our Director Stock Ownership Policy.

In addition, the Corporate Governance Committee considers the following qualities, among others: knowledge, including regulatory and political knowledge, and nuclear expertise at the strategic level; understanding of the Company's business environment; and the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented, including large organizational leadership, public company experience and risk oversight skills. The Corporate Governance Committee considers diversity in its selection of nominees utilizing a broad meaning to include not only factors such as race and gender, but also background, experience, skills, accomplishments, financial expertise, and professional interests.

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INFORMATION ABOUT OUR BOARD AND CORPORATE GOVERNANCE

Selection of Nominees for the Board.    The Corporate Governance Committee uses a variety of methods to identify and evaluate nominees for a director position. The Corporate Governance Committee regularly assesses the appropriate size of the Board, whether any vacancies on the Board are expected due to retirement or otherwise, and whether the Board reflects the appropriate balance of knowledge, skills, expertise, and diversity required for the Board as a whole. In the event that vacancies are anticipated, or otherwise arise, the Corporate Governance Committee may consider various potential candidates. Candidates may be considered at any point during the year and come to the attention of the Corporate Governance Committee through current Board members, professional search firms or shareholders. The Corporate Governance Committee evaluates all nominees from these sources against the same criteria.

Other than Ms. Sims, all directors were elected at the 2016 Annual Meeting of Shareholders. In recruiting Ms. Sims, the Corporate Governance Committee retained the search firm of Spencer Stuart to help identify director prospects, perform candidate outreach, assist in reference and background checks, and provide related services. Candidates who passed the initial screening tests were then interviewed by members of the Corporate Governance Committee and by Mr. Brandt. The Corporate Governance Committee recommended Ms. Sims for Board membership, and Ms. Sims was added to the Board in October 2016.

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Proposal 1 — Election of Directors

The eleven nominees for election as directors are set forth below. All nominees will be elected for a one-year term that will expire at the 2018 Annual Meeting. The directors' ages are as of February 24, 2017. All of our directors also serve as directors of APS for no additional compensation. Individuals receiving the highest number of votes will be elected.

Donald E. Brandt	BACKGROUND

Age 62

Director since 2009

Chairman of the Board, President and CEO
of the Company and APS

Mr. Brandt not only serves as our Chairman of the Board, President and CEO, he has been recognized as a leader in the industry, currently serving as Chairman of Nuclear Energy Institute ("NEI"), Vice Chairman of the Institute of Nuclear Power Operations ("INPO"), and a Board Member of Nuclear Energy Insurance Limited ("NEIL") and Edison Electric Institute ("EEI"). Mr. Brandt brings the following key attributes to the Company:

•

Utility specific financial and operational experience

•

Extensive knowledge of the nuclear industry

•

CEO experience

Mr. Brandt has been Chairman of the Board and CEO of the Company since April 2009 and President of the Company since March 2008. He has been President of APS since May 2013, Chairman of the Board of APS since April 2009, and CEO of APS since March 2008. Mr. Brandt also served as President of APS from December 2006 to January 2009. Mr. Brandt has served as an officer of the Company in the following additional capacities: March 2008 to April 2009 as Chief Operating Officer; September 2003 to March 2008 as Executive Vice President; December 2002 to September 2003 as Senior Vice President; and December 2002 to March 2008 as Chief Financial Officer.

QUALIFICATIONS

As Chairman of the Board, President and CEO of the Company and APS, and with nearly three decades of experience in the utility industry, Mr. Brandt has a broad understanding of the factors affecting the Company's business. Mr. Brandt currently serves as Chairman of NEI, Vice Chairman of INPO, and as a board member of NEIL and EEI, all major industry organizations that provide insight into operational, financial and policy matters of great importance to the Company.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Denis A. Cortese, M.D.	BACKGROUND

Age 72

Director since 2010

Committees

•

Audit

•

Human Resources

•

Nuclear and Operating

INDEPENDENT DIRECTOR

Dr. Cortese, former President and CEO of Mayo Clinic, a worldwide leader in medical care with operations located throughout the United States, brings the following key attributes to the Company:

•

Complex operations experience

•

Risk oversight and management experience

•

CEO experience

Dr. Cortese is the Director of the ASU Health Care Delivery and Policy Program and a Foundation Professor in the Department of Biomedical Informatics, Ira A. Fulton School of Engineering and in the School of Health Management and Policy, W.P. Carey School of Business. He has held these positions since February 2010. Dr. Cortese has been Emeritus President and Chief Executive Officer of the Mayo Clinic (medical clinic and hospital services) since November 2009, and was President and Chief Executive Officer of the Mayo Clinic from March 2003 until his retirement in November 2009. Dr. Cortese is also a director of Cerner Corporation.

QUALIFICATIONS

As former President and Chief Executive Officer of the Mayo Clinic, Dr. Cortese has extensive experience in leading complex organizations with multiple constituencies and has led an organization that delivers strong and efficient customer service, which parallels the Company's strategies. Further, his background in public policy development, science and technology brings valuable perspective to issues that face the Company.

Richard P. Fox	BACKGROUND

Age 69

Director since 2014

Committees

•

Audit

•

Finance

•

Human Resources

INDEPENDENT DIRECTOR

As a former Managing Partner of Ernst and Young, one of the "Big Four" auditing firms with multinational operations, Mr. Fox brings the following key attributes to the Company:

•

Audit expertise

•

Financial literacy

•

Risk oversight and management experience

Mr. Fox has served as a consultant and independent board member since 2001 for companies in various industries. Mr. Fox previously held executive, operational and financial positions at CyberSafe Corporation ("CyberSafe"), Wall Data, Incorporated ("Wall Data") and PACCAR Inc., and is a former Managing Partner of Ernst and Young's Seattle office. Mr. Fox is also a director of Acxiom Corporation, Univar, Inc., and ServiceMaster Global Holdings. Within the past five years, Mr. Fox has served as a director of FLOW International Corporation and Pendrell Corporation.

QUALIFICATIONS

As a former Managing Partner of Ernst and Young and as former Chief Financial Officer of Wall Data and President and Chief Operating Officer of CyberSafe, Mr. Fox has a deep understanding of financial and accounting matters. Mr. Fox has also served on the boards of several companies throughout his career, including seven public companies. His extensive board experience, including service on various audit committees and finance committees, including chairmanships, adds to the Board's depth and capabilities.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Michael L. Gallagher	BACKGROUND

Age 72

Director since 1999

Committees

•

Nuclear and Operating (Chair)

•

Corporate Governance

INDEPENDENT DIRECTOR

As a founding member of Gallagher & Kennedy, Mr. Gallagher built a successful law practice in Arizona. In his role as Chair of the Nuclear and Operating Committee, Mr. Gallagher has devoted significant time in becoming familiar with the Company's generation, transmission and distribution operations. Mr. Gallagher has represented the Company before the NRC and has participated on the Company's behalf in meetings of the World Organization of Nuclear Operators. Mr. Gallagher brings the following key attributes to the Company:

•

Extensive knowledge of the Company's business operations

•

Leadership experience

•

Governance/legal experience

Mr. Gallagher is Chairman Emeritus of Gallagher & Kennedy P.A. ("Gallagher & Kennedy") in Phoenix, Arizona (an Arizona-based law firm). He has held this position since 2001. Mr. Gallagher served as President of Gallagher & Kennedy from 1978 through 2000. Within the past five years Mr. Gallagher served as a director of AMERCO, the parent company of U-Haul International, Inc., and chaired its Independent Governance Committee. He is currently serving as a Trustee of the Peter Kiewit Foundation.

QUALIFICATIONS

Mr. Gallagher has represented a broad and diverse spectrum of corporate clients. Mr. Gallagher provides guidance and judgment gained through advising senior management and boards of directors on the varied issues regularly considered by the Board. His knowledge and experience from participating on the boards of other publicly-traded and private companies provides valuable perspective to the Company, and his extensive experience addressing corporate governance matters makes him a good fit for our Corporate Governance Committee.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Roy A. Herberger, Jr., Ph.D.	BACKGROUND

Age 74

Director since 1992

Committees

•

Human Resources (Chair)

•

Corporate Governance

•

Finance

INDEPENDENT DIRECTOR

As the former President of Thunderbird, a graduate school of global management, Dr. Herberger brings the following key attributes to the Company:

•

Leadership experience

•

Complex operations experience

•

Marketing experience

Dr. Herberger is President Emeritus of the Thunderbird School of Global Management (graduate management school) ("Thunderbird"). He has held this position since November 2004. Dr. Herberger was President of Thunderbird from 1989 until August 2004. Dr. Herberger is also a Trustee for the Mayo Clinic. Within the past five years Dr. Herberger served as a director of the Apollo Education Group, Inc.

QUALIFICATIONS

Dr. Herberger has both management experience and a strong understanding of business and economic trends. He also has extensive corporate board service, which aids in his contributions to the Company's Board. Dr. Herberger's service as a Trustee for the Mayo Clinic contributes to the strength of the Company's governance and human resources processes.

Dale E. Klein, Ph.D.	BACKGROUND

Age 69

Director since 2010

Committees

•

Audit

•

Nuclear and Operating

INDEPENDENT DIRECTOR

As former Chairman of the NRC, the entity that formulates policies and regulations governing nuclear reactor and materials safety, issues orders to licensees, and adjudicates legal matters brought before it, Dr. Klein brings the following key attributes to the Company:

•

Regulatory experience

•

Nuclear operations experience

•

Leadership experience

Dr. Klein served as Chairman of the U.S. Nuclear Regulatory Commission from July 2006 to May 2009, and thereafter continued as a Commissioner until March 2010. He was Assistant to the Secretary of Defense for Nuclear, Chemical and Biological Defense Programs from November 2001 to July 2006. Dr. Klein is a Professor of Mechanical Engineering at the University of Texas at Austin. He has held this position since September 1977. Dr. Klein is also Associate Vice Chancellor for Research at the University of Texas System. He has held this position since January 2011. He is also a director of Southern Company.

QUALIFICATIONS

Dr. Klein brings expertise in all aspects of nuclear energy regulation, operation, technology and safety. His broad national and international experience in all aspects of nuclear energy and government brings value to the Board, not only from the perspective of our operations at Palo Verde, but also as the Company and APS look at new opportunities in our evolving utility business.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Humberto S. Lopez	BACKGROUND

Age 71

Director since 1995

Committees

•

Finance (Chair)

•

Audit

•

Human Resources

INDEPENDENT DIRECTOR

Mr. Lopez is an accomplished real estate developer throughout Arizona and brings the following key attributes to the Company:

•

Strategic oversight and analysis of business strategies

•

Financial literacy

•

Leadership experience

Mr. Lopez is Chairman of the Board of HSL Properties, Inc. (real estate development and investment), in Tucson, Arizona. He has held this position since January 2016. Mr. Lopez was President of HSL Properties, Inc. from 1975 to January 2016.

QUALIFICATIONS

In addition to management and business knowledge, Mr. Lopez brings extensive investment and real estate development expertise to the Company. His understanding of real estate and associated markets has proven to be a valuable asset to the Company due to the importance of those markets in Arizona. Mr. Lopez is also familiar with the State's historic economic cycles, which helps the Company plan for future growth and energy needs.

Kathryn L. Munro	BACKGROUND

Age 68

Director since 2000

Lead Director

Committees

•

Corporate Governance (Chair)

•

Finance

•

Human Resources

INDEPENDENT DIRECTOR

As a former CEO of BofA's Southwest Banking Group, Ms. Munro brings a wealth of experience to the Company, including the following key attributes:

•

CEO experience

•

Financial literacy

•

Risk oversight and management experience

Ms. Munro is a principal of BridgeWest, LLC (an investment company). She has held this position since July 2003. Ms. Munro was Chairman of BridgeWest, LLC from February 1999 until July 2003. From 1996 to 1998, Ms. Munro served as Chief Executive Officer of Bank of America's ("BofA") Southwest Banking Group and was President of BofA Arizona from 1994 to 1996. Prior to that, Ms. Munro held a variety of senior positions during her 20-year career with BofA. Ms. Munro is also a director of Knight Transportation, Inc. ("Knight") and Premera Blue Cross.

Ms. Munro is the Company's Lead Director.

QUALIFICATIONS

As principal of an investment company, and as former Chief Executive Officer of BofA's Southwest Banking Group and President of BofA Arizona, Ms. Munro brings business acumen and financial knowledge to the Company. Her experience with the cycles in Arizona's economy assists a growing infrastructure company like Pinnacle West in accessing capital and meeting its financing needs. Ms. Munro is an experienced director, currently serving on the boards of Knight and Premera Blue Cross.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Bruce J. Nordstrom	BACKGROUND

Age 67

Director since 2000

Committees

•

Audit (Chair)

•

Corporate Governance

•

Nuclear and Operating

INDEPENDENT DIRECTOR

As the President of Nordstrom and Associates and a practicing CPA, Mr. Nordstrom brings the following key attributes to the Company:

•

Audit expertise

•

Financial literacy

•

Risk oversight and management experience

Mr. Nordstrom is President of and a certified public accountant at the firm of Nordstrom & Associates, P.C., in Flagstaff, Arizona. He has held this position since 1988.

QUALIFICATIONS

As the president of an accounting firm, Mr. Nordstrom has an extensive accounting, auditing and financial skill set. Additionally, he provides familiarity with principles of risk management and oversight, and the perspectives of customers in the Northern Arizona service territory of APS.

Paula J. Sims	BACKGROUND

Age 55

Director since 2016

Committees

•

Finance

•

Nuclear and Operating

INDEPENDENT DIRECTOR

Ms. Sims brings hands-on experience in electric utility operations, including, generation, renewable energy, energy efficiency, fuels and energy trading, and customer service, as well as an understanding of the role of management and executive oversight, and brings the following key attributes to the Company:

•

Extensive knowledge of electric utility business operations

•

Management experience

•

Regulatory experience

Ms. Sims is a Professor of Practice and Executive Coach at the University of North Carolina Kenan-Flagler Business School. She has held this position since May 2012. Ms. Sims was Senior Vice President of Corporate Development and Improvement at Progress Energy Inc. from July 2010 to June 2012 and Senior Vice President of Power Operations of Progress Energy from July 2007 to July 2010. Within the past five years, Ms. Sims was a director of Carolina Power and Light Company, a subsidiary of Progress Energy Inc.

QUALIFICATIONS

Ms. Sims brings extensive experience to the Company in electric utility operations and operating in a regulated environment. In her prior roles at Progress Energy, Ms. Sims was responsible for business operations, such as new generation, supply chain and information technology, as well as overall process and efficiency improvements. Her experience gives her extensive insight into the operational, financial and regulatory matters that are of ever-increasing significance to the Company.

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PROPOSAL 1 — ELECTION OF DIRECTORS

David P. Wagener	BACKGROUND

Age 62

Director since 2014

Committees

•

Audit

•

Finance

•

Nuclear and Operating

INDEPENDENT DIRECTOR

As the Managing Partner of Wagener Capital Management, Mr. Wagener is experienced at analyzing business strategies, and brings the following key attributes to the Company:

•

Strategic oversight and analysis of business strategies

•

Investor experience

•

Industry experience

Mr. Wagener is the Managing Partner of Wagener Capital Management, an investment and advisory firm serving utility and private equity companies. He has held this position since June 1995. Mr. Wagener previously held executive positions at Salomon Brothers and Goldman, Sachs & Co. Within the past five years, Mr. Wagener served as director of Ormat Technologies. Mr. Wagener served as a director of SunCor Development Company from January 2011 to March 2013.

QUALIFICATIONS

Mr. Wagener brings to the Board over 30 years of experience in the power/energy industry, project finance and investment banking experience, and knowledge of utility regulation. His participation brings value to the Company and the Board as we address structural and business challenges facing the utility industry.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
ELECTION OF THE NOMINATED SLATE OF DIRECTORS

2017 Proxy Statement      |           33

PROPOSAL 1 — ELECTION OF DIRECTORS

Director Independence

NYSE rules require companies whose securities are traded on the NYSE to have a majority of independent directors. These rules describe certain relationships that prevent a director from being independent and require a company's board of directors to make director independence determinations in all other circumstances. The Company's Board has also adopted Director Independence Standards to assist the Board in making independence determinations. These Director Independence Standards are available on the Company's website (www.pinnaclewest.com).

Ten of our eleven directors are independent.	Based on the Board's review, the Board has determined that one of the Company's directors is not independent and that all of the other directors are independent. The independent directors are Messrs. Fox, Gallagher, Lopez, Nordstrom, and Wagener, Drs. Cortese, Herberger and Klein, and Mses. Munro and Sims. Mr. Brandt is not independent under the NYSE rules or the Director Independence Standards because of his employment with the Company.

In accordance with the NYSE rules and the Director Independence Standards, the Board undertakes an annual review to determine which of its directors are independent. The review generally takes place in the first quarter of each year; however, directors are required to notify the Company of any changes that occur throughout the year that may impact their independence.

Dr. Cortese is independent under the tests imposed by the NYSE rules and our Director Independence Standards.
Dr. Cortese is an employee of Arizona State University ("ASU") in his capacity as the Director of the ASU Health Care Delivery and Policy Program and a Foundation Professor in the Department of Biomedical Informatics, Ira A. Fulton School of Engineering and in the School of Health Management and Policy, W.P. Carey School of Business. ASU is considered a part of the reporting entity for the State of Arizona (the "State") for financial reporting purposes and, as such, the State is the entity considered in applying the independence tests. In considering the independence of Dr. Cortese, the Board considered the fact that transactions between the State and the Company and its affiliates consist of providing electric service, the payment of various State fees, taxes, memberships, licenses, sponsorships and donations, and the payment by each party of utility-related costs. The Board determined that these matters do not impact Dr. Cortese's independence, since amounts paid to or received from the State are less than the dollar thresholds set forth in the NYSE rules and the Director Independence Standards. In addition, Dr. Cortese did not and does not benefit, financially, directly or indirectly, from ASU's business relationships with the Company, most of which consist of receiving electric service at regulated rates.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Mr. Fox is independent under the tests imposed by the NYSE rules and our Director Independence Standards.	Mr. Fox serves as a director of Univar, Inc. APS purchases chemicals that are used in the operation and maintenance of our power plants, primarily in controlling our water chemistry, from Univar. However, since: (a) the amounts paid to Univar were less than the dollar thresholds set forth in the NYSE rules and our Director Independence Standards and were less than one percent of the Company's and Univar's revenues for fiscal year 2016; (b) the relationship between APS and Univar pre-dates Mr. Fox joining the Board; and (c) our purchases from Univar are negotiated at arm's length, the Board determined that these transactions do not impact Mr. Fox's independence.
Mr. Gallagher is independent under the tests imposed by the NYSE rules and our Director Independence Standards. Mr. Gallagher has no involvement in legal services provided to the Company.
In considering the independence of Mr. Gallagher, the Board considered that the law firm of Gallagher & Kennedy, where Mr. Gallagher is Chairman Emeritus, provided legal services to the Company in 2016 and is expected to provide legal services to the Company in 2017. However, since: (a) the amounts paid to Gallagher & Kennedy were less than the dollar thresholds set forth in the NYSE rules and the Director Independence Standards, and were less than one percent of the Company's and Gallagher & Kennedy's revenues for fiscal year 2016; (b) Mr. Gallagher does not furnish legal services to the Company; and (c) he has advised the Company that he receives no compensation or benefits from Gallagher & Kennedy as a result of the firm providing legal services to the Company, the Board determined that Mr. Gallagher was independent.

With respect to all of the directors, the Board considered that many of the directors and/or businesses of which they are officers, directors, shareholders, or employees are located in APS's service territory and purchase electricity from APS at regulated rates in the normal course of business. The Board considered these relationships in determining the directors' independence, but, because the rates and charges for electricity provided by APS are fixed by the Arizona Corporation Commission (the "ACC"), and the directors satisfied the other independence criteria specified in the NYSE rules and the Director Independence Standards, the Board determined that these relationships did not impact the independence of any director. The Board also considered contributions to charitable and non-profit organizations where a director also serves as a director of such charity or organization. However, since no director is also an executive officer of such charitable or non-profit organization, the Board determined that these payments did not impact the independence of any director.

2017 Proxy Statement      |           35

Stock Matters

Ownership of Pinnacle West Stock

The following table shows the amount of Pinnacle West common stock owned by the Company's directors, the Named Executive Officers, our directors and executive officers as a group, and those persons who beneficially own more than 5% of the Company's common stock. Unless otherwise indicated, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned.

The address of each of the listed shareholders not otherwise set forth below is P.O. Box 53999, Mail Station 8602, Phoenix, Arizona 85072-3999. Unless otherwise indicated, all information is as of March 9, 2017, the Record Date for the Annual Meeting.

NAME	NUMBER OF SHARES BENEFICIALLY OWNED(1) (#)	PERCENT OF CLASS (%)

Directors:
Donald E. Brandt	234,853	*
Denis A. Cortese, M.D.	14,001	*
Richard P. Fox	5,665	*
Michael L. Gallagher	26,512	*
Roy A. Herberger, Jr., Ph.D.	35,014	*
Dale E. Klein, Ph.D.	13,560	*
Humberto S. Lopez	60,887	*
Kathryn L. Munro	36,039	*
Bruce J. Nordstrom	33,499	*
Paula J. Sims	1,105	*
David P. Wagener	7,638	*
Other Named Executive Officers:
Randall K. Edington	53,351	*
David P. Falck	55,057	*
James R. Hatfield	58,407	*
Mark A. Schiavoni	47,727	*
All Directors and Executive Officers as a Group (22 Persons):	777,403	*
5% Beneficial Owners:(2)
BlackRock, Inc. and certain related entities(3) 40 East 52nd Street New York, NY 10055	10,917,427	9.80
State Street Corporation and certain related entities(4) One Lincoln Street Boston, MA 02111	6,096,873	5.48
The Vanguard Group Inc.(5) 100 Vanguard Boulevard Malvern, PA 19355	10,878,937	9.77

*
Represents less than 1% of the outstanding common stock.

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STOCK MATTERS
(1)
Includes: vested Supplemental RSUs (as defined later in the CD&A) for the Named Executive Officers; vested restricted stock units ("RSUs") and stock units ("SU") payable in stock for the directors; and associated dividends payable in stock; as follows: Mr. Brandt — 27,402; Mr. Edington — 15,222; Mr. Falck — 7,617; Mr. Hatfield — 7,617; Mr. Schiavoni — 7,617; Mr. Fox — 772; Mr. Gallagher — 6,713; Dr. Klein — 13,460; Dr. Herberger — 4,865; and Ms. Munro — 10,996. The following shares are held jointly: Dr. Klein — 100; and Mr. Nordstrom — 31,999. The following shares are held in joint trusts: Dr. Cortese — 14,001; Mr. Edington — 28,382; Mr. Gallagher — 19,799; Mr. Hatfield — 40,790; Dr. Herberger — 20,121; Mr. Lopez — 60,887; Ms. Munro — 23,449; and Mr. Wagener — 7,638.

(2)
The Company makes no representations as to the accuracy or completeness of the information in the filings reported in footnotes 3-5.

(3)
BlackRock, Inc. Schedule 13G/A filing, dated January 25, 2017, a parent holding company and certain affiliates, reports beneficial ownership of 10,917,427 shares, with sole voting power as to 9,886,782 shares and sole dispositive power as to 10,917,427 shares. The Company maintains normal commercial relationships with BlackRock, Inc. and its subsidiaries. The Company does not consider these relationships to be material.

(4)
State Street Corporation Schedule 13G filing, dated February 6, 2017, a parent holding company and certain affiliates, reports beneficial ownership of 6,096,873 shares, with shared voting and dispositive power. The Company maintains normal commercial relationships with State Street Corporation and its subsidiaries. The Company does not consider these relationships to be material.

(5)
The Vanguard Group, Inc. Schedule 13G/A, dated February 13, 2017, reports beneficial ownership of 10,878,937 shares with shared voting power as to 22,271 shares, sole voting power as to 183,083 shares, shared dispositive power as to 194,250 shares, and sole dispositive power as to 10,684,687 shares; Vanguard Fiduciary Trust Company as beneficial owner of 144,079 shares; and Vanguard Investments Australia, Ltd., as beneficial owner of 89,175 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes of ownership with the SEC. Based solely on the Company's review of these reports, the Company believes that its directors, executive officers, and greater than 10% beneficial owners complied with their respective Section 16(a) reporting requirements for fiscal year 2016 on a timely basis.

2017 Proxy Statement      |           37

Related Party Transactions

The Corporate Governance Committee is responsible for reviewing and approving all transactions with any related party, which consists of any of our directors, director nominees, executive officers, shareholders owning more than 5% of the Company's common stock and, with respect to each of them, their immediate family members and certain entities in which they are an officer or a shareholder, partner, member or other participant who, directly or indirectly, has a substantial ownership interest in or otherwise substantially controls or shares control of such entity (a "Related Party"). This obligation is set forth in writing in our Statement of Policy Regarding Related Party Transactions (the "Policy").

To identify Related Party Transactions, as defined in the Policy, each year the Company requires our directors and officers to complete director and officer questionnaires identifying any transactions with the Company in which a Related Party has an interest. We review Related Party Transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual's private interest interferes, or appears to interfere, in any way with our interests. The Code of Ethics requires all directors, officers, and employees who may have a potential or apparent conflict of interest to notify the Company's management. In addition, the Policy specifically provides that any Related Party Transaction must be approved or ratified by the Corporate Governance Committee. A "Related Party Transaction" is any transaction or a series of similar transactions in which the Company or any of its subsidiaries is or was a participant, where the amount involved exceeds $120,000 in the aggregate, and in which any Related Party has a direct or indirect material interest, other than:

•
Transactions in which rates or charges are fixed in conformity with law or governmental authority (such as APS rates approved by the ACC);

•
Transactions in which the rates or charges are determined by competitive bid; or

•
The payment of compensation by the Company to the executive officers, directors, or nominees for directors.

Based on the Policy, SEC rules, and our review, we had no Related Party Transactions in 2016.

38            |      2017 Proxy Statement

Human Resources Committee Report

The Human Resources Committee submitted the following report:

The Human Resources Committee is composed of non-employee directors, each of whom is independent as defined by NYSE rules and the Company's Director Independence Standards.

In accordance with SEC rules, the Human Resources Committee discussed and reviewed the Compensation Discussion and Analysis with management and, based on those discussions and review, the Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

HUMAN RESOURCES COMMITTEE CHAIR Roy A. Herberger, Jr., Ph.D.	HUMAN RESOURCES COMMITTEE MEMBERS Denis A. Cortese, M.D. Richard P. Fox Humberto S. Lopez Kathryn L. Munro

2017 Proxy Statement      |           39

Executive Compensation

Compensation Discussion and Analysis ("CD&A")

Our Named Executive Officers are:

•

Donald E. Brandt, Chairman of the Board, President and Chief Executive Officer of PNW and APS;

•

James R. Hatfield, Executive Vice President and Chief Financial Officer of PNW and APS;

•

Randall K. Edington, Executive Vice President and Advisor to the Chief Executive Officer of APS;

•

David P. Falck, Executive Vice President and General Counsel of PNW and APS; and

•

Mark A. Schiavoni, Executive Vice President and Chief Operating Officer of APS.

Executive Summary

Our Philosophy and Objectives. Our compensation program is designed to be transparent with a clear emphasis on putting pay at risk and retaining key executives. Our executive compensation philosophy incorporates the following core principles and objectives:

•

Alignment with Shareholder Interests. We structure our annual cash and long-term equity incentive compensation to put pay at risk and reward performance. Payouts under these plans are tied predominantly to the Company's total return to shareholders, earnings, and the achievement of measurable and sustainable business and individual goals, so that executives' interests are tied to the success of the Company and are aligned with those of our shareholders.

•

Key Management Retention. We structure our program to provide compensation at levels necessary to attract, engage and retain an experienced management team who have the skill sets to succeed in our complex operating and regulatory environment, including operating Palo Verde, and to provide consistently strong operating and financial results.

Highlights of our Compensation Program:

At the 2016 Annual Meeting, our shareholders approved the compensation of our Named Executive Officers with an advisory vote of more than 93%, excluding abstentions. The Human Resources Committee (for purposes of this CD&A, the "Committee") was cognizant of this result in its consideration of the key components, design, implementation and amounts of our compensation program. Some highlights of our program are:

•
Change in Allocation — we increased the proportion of our annual long-term equity awards that is allocated to performance-based measures from 55% to 60%, with the remaining 40% allocated to time-based vesting;

•
Clawbacks — we added explicit clawback provisions to our 2016 annual cash incentive plans and performance share equity grant agreements;

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EXECUTIVE COMPENSATION
•
Limit Discretion on Adjustments — we limited the use of discretion to adjust incentive awards solely to the occurrence of unanticipated events (there were none in 2016) that may arise during the performance period in the 2016 CEO Incentive Plan;

•
Pay for Performance — a significant portion of our Named Executive Officers' compensation is at risk and based on performance — our annual cash incentive plans are 100% tied directly to earnings, business unit performance and individual performance, and our performance shares are based on total shareholder return and value-driving business metrics;

•
Simple and Understandable — we focus on a few key elements for our program that are simple and understandable: base salary; an annual performance-based cash incentive; a three-year performance-based equity grant; a retention-based equity grant that releases over a four-year period; and pension and supplemental pension retirement benefits;

•
Limited Perquisites — we offer limited perquisites; and

•
No Excessive Risk-Taking — we use multiple business performance metrics, capped payouts and other features that are intended to reward performance but not encourage unacceptable risk taking.

Overview of 2016 Company Performance.    Pinnacle West is a holding company that derives essentially all of its revenues and earnings from our wholly-owned subsidiary, APS, a vertically-integrated electric utility. Pinnacle West's 2016 earnings were $442 million, or $3.95 per share. Additional 2016 accomplishments are discussed in the Proxy Statement Summary under the heading "2016 Performance Highlights."

Setting Executive Compensation

The Human Resources Committee.    The Committee monitors executive officer compensation throughout the year and undertakes a thorough analysis of our executive officer compensation each Fall. This review includes consideration of competitive positions relative to specified labor markets, the mix of compensation components, performance requirements, the portion of pay at risk and tied to performance, and individual performance evaluations. From December through February, the Committee considers and approves executive officer compensation, including salary and cash and non-cash incentives.

Role of Executive Officers in Determining Executive Compensation.    The Committee makes all compensation decisions relating to our CEO's compensation, makes awards under the 2012 Plan, and determines the awards under the 2016 Incentive Plans, as defined later in this CD&A. The Committee recommends other executive officer compensation decisions, which are approved by the Board for Pinnacle West officers and the Board of Directors of APS for APS officers. Management works with the Committee in establishing the agenda for Committee meetings and in preparing meeting information. Management conducts evaluations and provides information on the performance of the executive officers for the Committee's consideration and provides such other information as the Committee may request. Management also assists the Committee in recommending: salary levels; annual incentive plan structure and design, including earnings and business unit performance targets or other goals; long-term incentive plan structure and design, including award levels; and the type, structure, and amount of other awards. The executive officers are available to the Committee's compensation consultant to provide information as requested by the consultant. At the request of the Chair of

2017 Proxy Statement      |           41

EXECUTIVE COMPENSATION

the Committee, the CEO or other officers may attend and participate in portions of the Committee's meetings.

Role of Compensation Consultants.    The Committee's charter gives the Committee the sole authority to retain and terminate any consulting firm used by the Committee in evaluating non-employee director and officer compensation. The Committee engaged Frederick W. Cook & Co. to assist the Committee in its evaluation of 2016 compensation for our executive officers (the "Consultant"). The Consultant does not provide any other services to the Company or its affiliates. The Committee has assessed the independence of the Consultant and has concluded that the Consultant is an independent consultant to the Committee as determined under the NYSE rules. The Committee instructed the Consultant to prepare a competitive analysis of the compensation of the executive officers of the Company and of APS, and to make recommendations for changes to the existing compensation program, if warranted.

Determining The Peer Group.    As a regular part of the executive compensation review process, the Committee reviews the peer group annually for its continued appropriateness. As a result of such review, the Committee approved the use of the same peer group that was used in setting 2015 executive compensation. The Peer Group is broadly similar to the Company in scope and complexity of operations (taking into account nuclear operations, regulatory profile, and other quantitative and qualitative considerations) and positions the Company close to the median with respect to revenues (adjusted as explained below). For 2016, the Peer Group consisted of the following predominantly rate-regulated utilities (the "Peer Group"):

Peer Group

Alliant Energy Corporation	Ameren Corporation	Consolidated Edison, Inc.	DTE Energy Company
Edison International	Eversource Energy (formerly known as Northeast Utilities)	Hawaiian Electric Industries, Inc.	NiSource Inc.
OGE Energy Corp.	PPL Corporation	SCANA Corporation	The Southern Company
TECO Energy, Inc. (acquired by Emera, Inc. in July 2016)	WEC Energy Group, Inc. (formerly known as Wisconsin Energy Corporation)	Xcel Energy, Inc.

In determining both the composition of the Peer Group and the Company's relative position to that group, the number used for APS revenues was adjusted to take revenues attributable to managed assets that APS manages on behalf of itself and other owners, in addition to revenues attributable to assets that APS wholly owns, into account. This adjustment was based on the following:

•
Palo Verde is the United States' largest nuclear generating facility, with a net generation rating of approximately 4,000 megawatts. Palo Verde has seven utility owners. APS owns or leases the largest share of the station (29.1%). APS is responsible for the operation of 100% of the facility.

•
Four Corners is a 2-unit coal-fired plant located in New Mexico, with a net generation rating of approximately 1,540 megawatts, of which APS owns 63%. Similar to Palo Verde, APS is responsible for the operation of 100% of the facility.

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EXECUTIVE COMPENSATION
•
While APS contracts with the other owners of these power stations for reimbursement of costs attributable to their ownership shares, as the sole operator APS is subject to additional business and legal risks and operational requirements. Some of these risks and requirements include plant-wide procurement activities, legal and regulatory compliance, safety and security assurance and programs, and hiring and supervising the large workforces necessary to operate these facilities.

To reflect this expanded scope of responsibility and risk, APS used a number of $5.2 billion compared to its reported twelve months ending June 30, 2015 revenues of $3.5 billion for determining the Peer Group and its position in the Peer Group. The adjustment placed APS near the median of the Peer Group for revenues. The Committee believes that the senior executives of the Company face challenges in the operation of Palo Verde that require skill sets similar to those of executives at larger Peer Group companies with significant nuclear operations.

Consultant's Report.    The Consultant reviewed our executive compensation practices and considered the extent to which these practices support our executive compensation objectives and philosophy. As part of this study, the Consultant performed competitive pay comparisons for our executive officers based on:

•
2014 compensation information as disclosed in 2015 SEC filings for the Peer Group;

•
General industry data based on surveys published by Aon Hewitt (averaging data for companies in the $2.5 billion to $5 billion revenue bracket and the $5 billion to $10 billion revenue bracket) and Towers Watson & Co. (now known as Willis Towers Watson PLC ("Towers Watson")) (averaging data for companies in the $3 billion to $6 billion revenue bracket and the $6 billion to $10 billion revenue bracket); and

•
Industry-specific survey data from the Towers Watson Energy Services Industry Survey (reflecting the average between companies in the $3 billion to $6 billion revenue bracket and companies with revenues greater than $6 billion).

From these sources, the Consultant developed a consensus in which the competitive industry comparison for Messrs. Brandt, Hatfield, Falck, and Schiavoni reflects a weighting of one-third proxy statement data, one-third Energy Services Industry Survey, and one-third general industry surveys. Mr. Edington did not have a general industry survey match, so his competitive industry comparison reflects a weighting of one-half proxy statement data and one-half Energy Services Industry Survey. Compensation levels were updated to July 2016 based on projected executive-level market movement from major salary-planning surveys selected by the Consultant.

In providing information to the Committee with respect to setting 2016 compensation, the Consultant reviewed the total compensation of the Named Executive Officers and presented its analysis in October 2015. The Consultant also reviewed the individual elements of compensation, including the type of annual incentives and long-term incentives, and evaluated the competitiveness of the individual elements of compensation of each such officer based on the survey data discussed above.

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EXECUTIVE COMPENSATION

In its analysis, the Consultant looked at competitive findings for base salary, annual incentive, and long-term equity incentives to the Named Executive Officers as compared to the 25th, 50th and 75th percentile (compensation data was treated at the 25th, 50th or the 75th percentile if it was within +/– 10%). The conclusions of the report as to competitive pay comparisons of the Named Executive Officers for these three compensation elements are as follows:

OFFICER	BASE SALARY	2014 ACTUAL ANNUAL INCENTIVE AS A PERCENTAGE OF BASE SALARY	LONG-TERM INCENTIVE(1)

Mr. Brandt	at the 75th percentile	at the 50th percentile	at the 50th percentile
Mr. Hatfield	at the 50th percentile	at the 50th percentile	below the 25th percentile
Mr. Edington	above the 75th percentile	at the 75th percentile	below the 25th percentile
Mr. Falck	at the 75th percentile	at the 50th percentile	at the 50th percentile
Mr. Schiavoni	at the 50th percentile	at the 50th percentile	at the 25th percentile

(1)
Long-term incentive comparison excludes: (i) the one-time award of the supplemental grants of RSUs that were granted in February 2011 for performance prior to 2011 (the "Supplemental RSUs"), which are discussed in footnote 1 to the Option Exercises and Stock Vested table; (ii) the special performance-linked retention award of RSUs that were granted to Mr. Brandt in December 2012, which is discussed in "2016 Compensation — Retention Grant for Mr. Brandt" later in this CD&A; and (iii) certain arrangements with Mr. Edington and Mr. Falck under the non-qualified deferred compensation plan as described later in this CD&A.

Application of the Committee's Judgment.    The analysis in the Consultant's report and its recommendations regarding the competitiveness and structure of compensation are factors that the Committee takes into account in its evaluation of compensation for the Named Executive Officers. The Committee considers the competitive market data presented by the Consultant as an important reference point to assure the Committee of the reasonableness of compensation levels and programs provided to executive management; however, actual compensation levels also take into account the individual executives and their responsibilities, skills, expertise, value added, as well as the competitive marketplace for executive talent.

In setting Mr. Edington's compensation and entering into his 2012 Supplemental Agreement and 2014 Supplemental Agreement, which are discussed later in the narrative disclosure to the Summary Compensation Table and the Grants of Plan-Based Awards table, the Committee took into account Mr. Edington's critical skills, nuclear expertise, the demand in the competitive marketplace for Chief Nuclear Officers, and his demonstrated performance in significantly improving the operating performance of Palo Verde.

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Company, business unit, and individual officer performance, as well as compensation competitiveness, are the primary factors in determining the level of total direct compensation for the Named Executive Officers. While the Committee considers internal pay equity in making compensation decisions, we do not have a policy requiring any set levels of internal pay differentiation. Finally, the Committee evaluates other factors that it considers relevant, such as the financial condition of the Company and APS. The Company does not have a pre-established policy or target for allocation between cash and non-cash compensation or between short-term and long-term incentive compensation. The Committee does allocate between the two forms of equity grants as stated under the heading "Executive Summary" in this CD&A.

Executive Compensation Components

The Company's core executive compensation program consists of the following components:

In addition, the Company provides pension programs, a deferred compensation program, change of control arrangements and limited perquisites.

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EXECUTIVE COMPENSATION

The chart below indicates how each element of our 2016 executive compensation program was intended to achieve our compensation objectives of aligning the interests of executives and shareholders, placing a portion at risk, and attracting and retaining qualified, experienced executives.

2016	WHY WE PAY IT

COMPENSATION ELEMENT	ALIGNMENT	PAY AT RISK	ATTRACT AND RETAIN	COMMENTS

Base Salary			✓	Salary is based on experience and responsibilities and is benchmarked to the Peer Group and market conditions to maintain competitive levels.
Annual Cash Incentive	✓	✓	✓	Annual cash incentive is designed to reward achievement of annual performance objectives, which are designed to enhance shareholder value.
Performance Shares	✓	✓	✓	Performance shares reward achievement of long-term performance objectives — payout is tied to seven performance metrics that are intended to enhance shareholder value and the payout is determined at the end of a three-year performance cycle.

Performance shares also encourage retention.

RSUs	✓	✓	✓	The value of RSUs is dependent upon share price appreciation, which reflects Company performance and enhances alignment with shareholder interests. Four-year vesting encourages retention.
Benefits	✓	✓	Our pension programs and deferred compensation program are designed to attract and retain talented executives.

Our change of control agreements provide alignment in change of control situations by removing job loss concern and promoting executive retention.

Because the Company offers limited perquisites, we do not believe that they are a material component of our compensation program. We provide them to attract and retain key management.

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Compensation Design

Pay at Risk.    The Company believes that a significant portion of each Named Executive Officer's total compensation opportunity should reflect both upside potential and downside risk.

The illustrations below show how the Company views the allocation of the Named Executive Officers' compensation between guaranteed pay (base salary) and pay at risk (annual incentive plan, other cash incentives, and long-term incentives).

2016 CEO Total Compensation

2016 Average for Other Named Executive Officers' Total Compensation

Risk-Management and Assessment.    The compensation program is designed to reward performance but not encourage unacceptable risk-taking. The Committee evaluates the potential for unacceptable risk-taking in compensation design on an ongoing basis. We believe that the design of our executive compensation program does not unduly incentivize our executives to take actions that may conflict with our risk-based decision-making. Material risk in our compensation design is mitigated in several ways:

•
Earnings goals and award opportunities in our annual cash incentive programs are at levels intended to be challenging without the need to take inappropriate risks;

•
Our long-term incentives consist of time-based RSUs that vest over a multi-year period and performance shares that are earned at the end of a three-year period, both of which provide upside potential and downside risk; moreover, the use of RSUs in our long-term incentive program mitigates the likelihood of risk-taking because RSUs, as opposed to stock options, for example, retain some value even in a depressed market;

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EXECUTIVE COMPENSATION
•
Payouts are capped under the annual cash and long-term incentive plans at no more than twice the target amount of the award or the Base Grant (as defined in this CD&A under the heading "Long-Term Incentives");

•
More than one performance metric is used in our long-term performance share awards, and the award opportunities under our annual cash incentive program are based on multiple metrics, thereby minimizing the ability of the executive to manipulate incentive results;

•
The stock components inherent in our long-term incentive program, combined with our stock ownership guidelines and retention requirements, align the interests of our executives with a goal of long-term appreciation of shareholder value;

•
Our program is consistent throughout the Company so that no one area or group is incentivized in a manner that would encourage risk-taking;

•
Our Officer Stock Ownership and Retention Guidelines (the "Guidelines") prohibit our officers from pledging or hedging shares of Company common stock owned by them; and

•
Our program has additional features of clawback provisions in our annual cash incentive plans and performance share equity grant agreements and independent committee oversight that mitigate risk-taking.

In addition, the Committee has reviewed the overall compensation program for the Company's employees and has concluded that its program is balanced and does not encourage imprudent risk-taking. Employee compensation generally consists of some or all of the compensation components described in this CD&A. Equity award agreements for our management employees contain a similar prohibition in respect of shares received by them under such awards.

2016 Compensation

Base Salary

The Committee reviews competitive salary information and individual salaries for executive officers on an annual basis. In considering individual salaries, the Committee reviews the scope of job responsibilities, individual contributions, business performance, retention concerns, and current compensation compared to market practices. In setting base salaries, the Committee also considers that base salary is used as the basis for calculating annual incentive awards.

In December of 2015, the Committee, based on the considerations set forth above, made the following adjustments to the base salaries of the following Named Executive Officers for fiscal year 2016:

NAME	2015 BASE SALARY ($)	2016 BASE SALARY ($)

Mr. Brandt	1,277,000	1,315,000
Mr. Hatfield	593,000	620,000
Mr. Falck	544,000	565,000
Mr. Schiavoni	640,000	680,000

Effective January 1, 2016, Mr. Edington's base salary increased from $1,050,000 to $1,100,000 pursuant to the 2014 Supplemental Agreement. The 2014 Supplemental Agreement is defined in the narrative disclosure accompanying the Summary Compensation Table and the Grants of Plan-Based Awards table.

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Annual Cash Incentives

The Committee approved the CEO Incentive Plan in December 2015, which covered Mr. Brandt. Also in December 2015, acting on the recommendation of the Committee, the Board approved the APS 2016 Annual Incentive Award Plan (the "APS Incentive Plan"), which covered Messrs. Hatfield, Falck, and Schiavoni, and the APS 2016 Annual Incentive Award Plan for Palo Verde Employees (the "Palo Verde Incentive Plan"), which covered Mr. Edington. The APS Incentive Plan and the Palo Verde Incentive Plan are collectively referred to as the "APS Incentive Plans," and the APS Incentive Plans and the CEO Incentive Plan are collectively referred to as the "2016 Incentive Plans."

CEO Incentive Plan Award Opportunity

The CEO Incentive Plan provided the CEO an incentive opportunity based on specific achievements of both Pinnacle West earnings goals and performance goals across APS's operating business units. The award opportunity under the CEO Incentive Plan for Mr. Brandt in 2016 was as follows:

INCENTIVE AWARD COMPONENT	INCENTIVE OPPORTUNITY (% OF BASE SALARY)	% WEIGHTING

• Achievement of Threshold PNW Earnings	50%	25%
• PNW Earnings in Excess of Threshold	Up to 75%	37.5%
Total Earnings Component Opportunity	Up to 125%	62.5%

• Total Business Unit Performance Component Opportunity (consists of performance of the Corporate Resources, Customer Service, Fossil Generation, Palo Verde, and Transmission and Distribution business units under the APS Incentive Plans, each weighted equally)	Up to 75%	37.5%

Total 2016 CEO Incentive Award Maximum Opportunity	200%	100%

The Committee structured the CEO Incentive Plan so that if Pinnacle West earnings came in at the mid-point between threshold and maximum amounts ($437 million) and each business unit achieved its target performance levels, Mr. Brandt would receive an incentive award equal to 125% of his 2016 base salary. The Company believed that the mid-point number represented a reasonable expectation of the achievement of earnings for 2016. With respect to the business unit performance component, the CEO Incentive Plan provided detailed metrics against which Mr. Brandt's performance was measured. The CEO Incentive Plan also limited the Committee's ability to exercise discretion to increase Mr. Brandt's award beyond the parameters described in the table above so that discretion could only be exercised to account for unanticipated events (there were none in 2016) that might arise during the performance period.

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EXECUTIVE COMPENSATION

Earnings Component of the CEO Incentive Plan

EARNINGS PERFORMANCE MEASURE	2016 LEVELS	2016 RESULTS

PNW earnings	Threshold: $387 million Maximum: $487 million	$442 million

In designing the CEO Incentive Plan, the Committee set the earnings levels above based on a reasonable range of expectations for the year, while taking into account prior year performance and economic conditions. The CEO Incentive Plan provided that if the threshold earnings number is not met, no incentive payment will be awarded, regardless of business unit performance.

The earnings component of the CEO Incentive Plan accounted for 62.5% of Mr. Brandt's incentive opportunity. Because Pinnacle West's actual earnings of $442 million exceeded the threshold specified by the plan, Mr. Brandt achieved the threshold incentive opportunity of 50% of base salary. In calculating the achievement of earnings in excess of threshold, actual earnings equated to a level of 55% of the range between the threshold and maximum levels. This 55% achievement applied to his remaining earnings related opportunity of up to 75% of base salary, resulted in a 41.3% incentive award for earnings achieved in excess of the threshold level. Combined, this resulted in a 2016 earnings component award of 91.3% of Mr. Brandt's base salary, out of a maximum opportunity of 125% of base salary.

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Business Unit Component of the CEO Incentive Plan

The business unit performance component opportunity of the CEO Incentive Plan accounted for 37.5% of Mr. Brandt's incentive opportunity. This component was based on the achievement of specific performance goals established for the Corporate Resources, Customer Service, Fossil Generation, Palo Verde, and Transmission and Distribution business units, each weighted equally. The details about these performance metrics are set forth in the Business Unit Components of the APS Incentive Plans section on page 53 of this Proxy Statement. The incorporation of the business unit performance metrics into the CEO Incentive Plan was designed to tie Mr. Brandt's incentive to the overall operational performance of the business units, and not to emphasize any one unit's performance over the others. The performance of the business units in 2016 against these metrics was as follows:

BUSINESS UNIT(1)	2016 PERFORMANCE (% OF TARGET)

Corporate Resources	134%
Customer Service	121%
Fossil Generation	152%
Palo Verde	190%
Transmission and Distribution	124%
Average of All Business Units:	144%

(1)
The specific performance metrics for Customer Service, Fossil Generation, and Transmission and Distribution business units are set forth below under Mr. Schiavoni's performance metrics. The specific performance metrics for the Palo Verde business unit are set forth under Mr. Edington's performance metrics. Corporate Resources is divided into nine functional operational areas, and the specific performance metrics for Finance/Accounting, Human Resources and Information Technology are set forth under Mr. Hatfield's performance metrics; for Legal are set forth under Mr. Falck's performance metrics; and for Resource Management, Supply Chain, and Sustainability, are set forth under Mr. Schiavoni's performance metrics. Corporate Resources also included the Communications and Public Policy functional operating areas; however, each of the metrics for these two areas contributed to less than 1% of Mr. Brandt's incentive opportunity and are omitted.

Under the terms of the CEO Incentive Plan, the business unit performance results were averaged, converted to a percentage of the maximum achievement opportunity and then applied to the CEO's maximum performance-related incentive opportunity for this component. This resulted in a component award of 54% of Mr. Brandt's base salary, out of a maximum opportunity of 75% of base salary. Based on the sum of the 91.3% achievement of the earnings component and the 54% achievement of the business unit performance component, Mr. Brandt's total incentive award equaled 145.3% of base salary, resulting in an award of $1,910,695.

The Committee determined Mr. Brandt's incentive award exclusively on the metrics set forth in the CEO Incentive Plan, and did not exercise any discretion to make adjustments to the award based on unanticipated events.

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APS Incentive Plans Award Opportunity

The award opportunity under the 2016 Incentive Plans for Messrs. Hatfield, Edington, Falck, and Schiavoni was as follows:

NAME	EARNINGS (% OF BASE SALARY)	BUSINESS UNIT PERFORMANCE (% OF BASE SALARY)	TOTAL INCENTIVE OPPORTUNITY (% OF BASE SALARY)

Mr. Hatfield:	APS Earnings	Corporate Resources Business Unit (Finance/Accounting, Human Resources and Information Technology)
Threshold	—	17.5%	17.5%
Target	35.0%	35.0%	70.0%
Maximum	70.0%	70.0%	140.0%
Mr. Edington:	APS Earnings	Palo Verde Business Unit
Threshold	—	16.25%	16.25%
Target	32.5%	32.5%	65.0%
Maximum	65.0%	65.0%	130.0%
Mr. Falck:	APS Earnings	Corporate Resources Business Unit (Legal)
Threshold	—	16.25%	16.25%
Target	32.5%	32.5%	65.0%
Maximum	65.0%	65.0%	130.0%
Mr. Schiavoni:	APS Earnings	Corporate Resources (Resource Management, Supply Chain, and Sustainability), Customer Service, Fossil Generation, and Transmission and Distribution Business Units (1/4 each)
Threshold	—	18.75%	18.75%
Target	37.5%	37.5%	75.0%
Maximum	75.0%	75.0%	150.0%

In addition to the specific business unit performance measures described below, the APS Incentive Plans allowed the Committee to make adjustments for individual performance (the Committee did not make any such adjustments for the Named Executive Officers in 2016). The Committee could also exercise discretion under the APS Incentive Plans due to unanticipated events that might arise during the performance period.

Earnings Components of the APS Incentive Plans

EARNINGS PERFORMANCE MEASURE	2016 TARGETS	2016 RESULTS

APS earnings	Threshold: $397 million Target: $447 million Maximum: $497 million	$452 million, or 111% (100% plus 11% of the potential earnings range between target and maximum)

In designing the APS Incentive Plans, the Committee set the earnings levels above based on a reasonable range of expectations for the year, while taking into account prior year performance

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and economic conditions. The APS Incentive Plan provided that if the threshold earnings number is not met, no incentive payment will be awarded, regardless of business unit performance. The Palo Verde Incentive Plan provided that if the threshold earnings number is not met, the APS portion of the incentive payment would not be awarded.

In considering the 2016 awards under the APS Incentive Plans, the Committee adjusted the APS earnings number to reflect certain costs that supported APS's positions on a solar net metering ballot initiative in Arizona and political participation costs that were incurred primarily for the benefit of APS and its customers but booked at Pinnacle West (no adjustments were made to the Pinnacle West earnings number). The net effect of these adjustments was to reduce APS earnings from $462 million to $452 million for purposes of the 2016 awards. Under the APS Incentive Plans, the calculated incentive award was proportional to the actual earnings achieved in excess of threshold performance level. APS's earnings of $452 million exceeded both the threshold and target earnings levels.

Business Unit Components under the APS Incentive Plans

The business unit performance measures were tied to operational excellence, shareholder value, environmental stewardship, and metrics tied to customers, communities and our employees. Individual business unit measures that could be directly correlated to earnings were set at levels that, if achieved at target, would contribute to earnings being achieved at target. However, some of the measures, like safety and customer satisfaction, were not directly correlated to earnings, and were instead set with reference to prior year performance and a reasonable range of expectations of performance of comparable companies in our industry. The following tables disclose the performance targets, actual results, and the percentage of target performance achieved for the Corporate Resources, Customer Service, Fossil Generation, Palo Verde, and Transmission and Distribution business units. Performance of the applicable functional operational units of the Corporate Resources business unit was responsible for 50% of the overall 2016 incentive target opportunity for Messrs. Hatfield and Falck, performance of the Palo Verde business unit was responsible for 50% of the overall 2016 incentive target opportunity for Mr. Edington, and the performance of the applicable functional operational units of the Corporate Resources, Customer Service, Fossil Generation, and Transmission and Distribution business units were each weighted equally and, together comprised 50% of the overall 2016 incentive target opportunity for Mr. Schiavoni.

Business Unit Metrics Calculations.    The range of potential achievement for each business unit metric was zero to 200% of the target level. The percentages attributable to weighting in the tables below reflect the weight of each measure as a percentage of the applicable Named Executive Officer's 2016 incentive target opportunity. The percentage of target performance achieved reflects the comparison of our actual achievement of a particular measure for 2016 to the target established for that measure. In addition to a target level, some of the performance measures also provided for a threshold level (equal to 50% of target) and a maximum level (equal to 200% of target). Performance above the maximum level resulted in achievement of 200% of target. If performance fell between threshold and target or between target and maximum, linear interpolation was used to determine the actual percentage of target performance achieved.

The Palo Verde Incentive Plan provided that Palo Verde's overall business unit performance was required to achieve at least 100% of the target level for 2016 before Mr. Edington could receive

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any payout under the APS earnings portion. The overall Palo Verde business unit performance for 2016 was 190% of target, so this hurdle requirement was met.

Mr. Hatfield's business unit performance metrics (50% of the overall opportunity) were as follows:

CORPORATE RESOURCES PERFORMANCE MEASURES AND WEIGHTING	MEASURE	TARGET	ACTUAL RESULTS	% OF TARGET PERFORMANCE ACHIEVED

Finance/ Accounting Measures — 16.67%:
Employees — 2.50%	Total Corporate Resources OSHA Recordable Incidents (2.50%)	3	3	100%
Operational Excellence — 10.0%	Average of All Four Business Unit Results (10.0%)(1)	100%	147%	147%
Shareholder Value — 4.17%	Total Corporate Resources Operating and Maintenance Budget (4.17%)	Budget	0.2% Under Budget	110%
Finance/Accounting Results				131%
Human Resources Performance Measures — 16.67%:
Employees — 2.50%	Total Corporate Resources OSHA Recordable Incidents (2.50%)	3	3	100%
Operational Excellence — 10.0%	Average of All Four Business Unit Results (10.0%)(1)	100%	147%	147%
Shareholder Value — 4.17%	Total Corporate Resources Operating and Maintenance Budget (4.17%)	Budget	0.2% Under Budget	110%
Human Resources Results				131%
Information Technology Performance Measures — 16.67%:
Employees — 2.50%	Total Corporate Resources OSHA Recordable Incidents (2.50%)	3	3	100%
Operational Excellence — 11.67%	Capital Project Execution (1.67%)	90%	100%	200%
	Average of All Four Business Unit Results (10.0%)(1)	100%	147%	147%
Shareholder Value — 2.50%	Total Corporate Resources Operating and Maintenance Budget (2.50%)	Budget	0.2% Under Budget	110%
Information Technology Results				140%
Overall Hatfield Incentive Result				134%

(1)
The average for all four business units — Customer Service, Fossil Generation, Palo Verde, and Transmission and Distribution — results are included in each of the Corporate Resources areas overseen by Mr. Hatfield and reflected as such in the table above. The weight of this metric for Mr. Hatfield emphasizes the goal of the various Corporate Resources areas in supporting the Company's business units.

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Mr. Falck's business unit performance metrics (50% of the overall opportunity) were as follows:

CORPORATE RESOURCES PERFORMANCE MEASURES AND WEIGHTING	MEASURE	TARGET	ACTUAL RESULTS	% OF TARGET PERFORMANCE ACHIEVED

Employees — 7.50%	Total Corporate Resources OSHA Recordable Incidents (7.50%)	3	3	100%
Operational Excellence — 30.00%	Average of all Business Units Results (30.00%)	100%	147%	147%
Shareholder Value — 12.50%	Total Corporate Resources Operating and Maintenance Budget (12.50%)	Budget	0.2% Under Budget	110%
Overall Falck Incentive Result				131%

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Mr. Edington's business unit performance metrics (50% of the overall opportunity) were as follows:

PALO VERDE PERFORMANCE MEASURES AND WEIGHTING	MEASURE	TARGET	ACTUAL RESULTS	% OF TARGET PERFORMANCE ACHIEVED

Employees — 11.25%	Reactivity Management (2.00%)	95	97	200%
	Site Safety (2.50%)	10 G/W; No Red	12 G/W	200%
	INPO Recordable Rate (2.50%)	≤ 0.110	0.05	200%
	Collective Radiation Exposure (1.75%)	70	64.4	200%
	Voluntary Protection Permit (2.50%)	STAR 3-Year Frequency	Star 5-Year Frequency	200%
Operational Excellence — 15.00%	Site Capacity Factor (10.00%)	91.5%	93.2%	200%
	Spring Outage (2.50%)	≤ 31 Days	36 Days	0%
	Fall Outage (2.50%)	≤ 31 Days	29 Days	200%
Performance Improvement — 13.75%	Equipment Reliability Index (2.50%)	93	98	200%
	Corrective Action Performance Scorecard (2.50%)	12 G/W; No Red	14 G/W	200%
	Site Clock Resets (Less Safety) (2.50%)	1	0	200%
	Site Operational Focus Indicator (3.75%)	14	16	200%
	Continuous Improvement Process (2.50%)	500	922	200%
Shareholder Value — 10.00%	Operating and Maintenance Budget (7.50%)	≤ Budget and 10 Months Forecast Cash Flow Performance ±5%	$8.7M Under Budget and Cash Flow at Maximum Performance	200%
	Capital Budget (2.50%)	≤ Budget and 6 Months Forecast Cashflow Performance ±10%	$1.1M Under Budget and Cash Flow at Maximum Performance	200%
Overall Edington Incentive Result				190%

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Mr. Schiavoni's business unit performance metrics (50% of the overall opportunity) were as follows:

PERFORMANCE MEASURES AND WEIGHTING	MEASURE	TARGET	ACTUAL RESULTS	% OF TARGET PERFORMANCE ACHIEVED

Corporate Resources Business Unit — 12.50%:
Business Area Performance — 12.50%	Supply Chain (4.17%)	100%	130.6%	131%
	Sustainability (4.17%)	100%	139.55%	140%
	Resource Management (4.16%)	100%	139.6%	140%
COO Corporate Resources Business Unit Results				137%
Transmission and Distribution Business Unit — 12.50%:
Employees — 2.50%	OSHA Recordable Incidents (1.25%)	18	19	92%
	Human Performance Event Clock Resets (1.25%)	29	37	0%
Operational Excellence — 6.25%	System Average Interruption Duration Index (SAIDI) — All Weather (1.25%)	81	80	117%
	System Average Interruption Frequency Index (SAIFI) — All Weather (1.88%)	79%	84%	58%
	QA/QC Inspections (1.25%)	88%	94%	200%
	Capital Project Execution (1.87%)	90%	97%	200%
Customers & Communities — 1.88%	JD Power & Associates Power Quality & Reliability (1.88%)	Rank 9	Rank 9	100%
Shareholder Value — 1.87%	Transmission and Distribution Operating and Maintenance Budget (1.87%)	Budget	2.0% Under Budget	199%
COO Transmission and Distribution Business Unit Results				124%
Customer Service Business Unit — 12.50%:
Employees — 1.88%	OSHA Recordable Incidents (1.88%)	1	2	50%
Operational Excellence — 3.74%	Service Level Without Interactive Voice Response (1.87%)	80%	80%	100%
	Self-Service Transactions Per Customer (1.87%)	6.93	7.36	200%
Environmental Stewardship — 1.25%	Percent of Customers with Paperless Billing (1.25%)	31%	30.86%	83%
Customers and Communities — 2.50%	Customer Outcome Satisfaction Survey (1.25%)	89%	87%	50%
	JD Power Residential IOU Survey (1.25%)	Rank 10	Rank 14	50%
Shareholder Value — 3.13%	Customer Service Operating and Maintenance Budget (3.13%)	Budget	3.9% Under Budget	200%
COO Customer Service Business Unit Results				121%

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PERFORMANCE MEASURES AND WEIGHTING	MEASURE	TARGET	ACTUAL RESULTS	% OF TARGET PERFORMANCE ACHIEVED

Fossil Generation Business Unit — 12.50%:
Employees — 1.88%	OHSA Recordable Incidents (1.88%)	6	7	75%
Operational Excellence — 8.75%	Fleet Summertime Equivalent Availability Factor (2.50%)	93.7%	91.8%	53%
	G&O Start-up Reliability (2.50%)	98%	99%	200%
	Capital Project Execution (2.50%)	90%	96%	200%
	Fossil EH&S Repeat Deficiencies (1.25%)	18	12	200%
Shareholder Value — 1.87%	Net Operating Expense (1.87%)	Budget	7.3% Under Budget	200%
COO Fossil Generation Business Unit Results				152%
Overall Schiavoni Incentive Result				133%

The following chart summarizes the target and maximum award opportunities and the actual amount awarded to Messrs. Hatfield, Edington, Falck and Schiavoni under the APS Incentive Plans:

NAME	TARGET AWARD OPPORTUNITY ($)	MAXIMUM AWARD OPPORTUNITY ($)	ACTUAL AWARD AMOUNT ($)	ACTUAL AMOUNT AS A PERCENT OF TARGET (%)

Mr. Hatfield	434,000	868,000	530,695	122%
Mr. Edington	715,000	1,430,000	1,076,075	151%
Mr. Falck	367,250	734,500	443,565	121%
Mr. Schiavoni	510,000	1,020,000	623,169	122%

Under the APS Incentive Plans, the earnings achievement combined with the applicable business unit performance results resulted in the indicated incentive awards, without further adjustment for individual performance, for Messrs. Hatfield, Edington, Falck, Hatfield and Schiavoni.

APS adopted the 2016 Palo Verde Specific Compensation Opportunity, which provided Mr. Edington the opportunity to receive an amount of up to $125,000 upon the achievement of the following Palo Verde operational and performance targets: the achievement of a site capacity factor greater than 92%; no substantive cross-cutting issues existing by the end of 2016; no "greater-than-green" NRC colored findings by the end of 2016; and no decline in key regulatory and oversight evaluations and assessments by the end of 2016. All of the metrics were achieved and, as such, Mr. Edington received the full award of $125,000.

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Long-Term Incentives

The Company currently uses two types of equity grants: performance shares and RSUs. In 2016, awards consisted of 60% performance shares and 40% RSUs to focus the equity awards on the achievement of specific multi-year performance goals. The 2016 grants to the Named Executive Officers were as follows:

NAME	PERFORMANCE SHARES (#)	RSUs (#)	TOTAL SHARES (#)	GRANT DATE VALUE ($)

Mr. Brandt	39,258	26,172	65,430	4,373,276
Mr. Hatfield	7,584	5,056	12,640	844,845
Mr. Edington	5,354	3,572	8,926	596,606
Mr. Falck	6,692	4,464	11,156	745,657
Mr. Schiavoni	9,816	6,544	16,360	1,093,486

To determine the amount of performance share and RSU awards, the Committee first establishes a target compensation value for each officer that it wants to deliver through long-term equity award opportunities. The Committee considers various factors, including the retention value of the total compensation package, the long-term equity component in light of the competitive environment, and individual performance. The Committee also considers target value in light of the Company's achievement of earnings targets and overall performance. Once the target value is established, the Committee determines the number of shares subject to the awards by reference to the then-current market value of the Company's common stock and for 2016, then allocated 60% of the awards to performance shares and 40% of the awards to RSUs.

Performance Shares.    We granted performance shares to our Named Executive Officers in February 2016 for a three-year performance period (the "2016 Performance Shares").

The following graph illustrates how the 2016 Performance Shares work:

The Committee grants each award recipient a specified number of performance shares, which is considered the "Base Grant." The maximum award opportunity is 200% of the Base Grant. The 2016 Performance Shares have two distinct elements — TSR and six operational performance metrics. The TSR metric provides a well-understood linkage to overall shareholder return. The operational performance metrics provide a clear line of sight to factors in the utility industry that drive management performance to increase earnings. We believe that the combination of these two elements in the same equity award provides a mix of motivations for performance that is superior to utilizing all of one element or the other.

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TSR is 50% of the Base Grant

IF THE COMPANY'S TSR OVER THE PERFORMANCE PERIOD AS COMPARED TO THE TSR OF THE COMPANIES IN THE S&P 1500 SUPER COMPOSITE ELECTRIC UTILITY INDEX (THE "INDEX") IS:	THE NUMBER OF PERFORMANCE SHARES WILL BE:

90th Percentile or Greater	100% of the Base Grant
75th Percentile	75% of the Base Grant
50th Percentile	50% of the Base Grant
25th Percentile	25% of the Base Grant
Less than 25th Percentile	None

TSR is the measure of a company's stock price appreciation plus any dividends paid during the performance period. We believe using TSR strengthens the link between officer performance and shareholder return. Additionally, TSR is the most prevalent long-term incentive metric used among the Peer Group. We anticipate that the common stock payout, if any, related to this element will be made in February 2019.

Performance Metrics are 50% of the Base Grant

IF THE COMPANY'S AVERAGE PERFORMANCE WITH RESPECT TO THE PERFORMANCE METRICS IS:	THE NUMBER OF PERFORMANCE SHARES WILL BE:

90th Percentile or Greater	100% of the Base Grant
75th Percentile	75% of the Base Grant
50th Percentile	50% of the Base Grant
25th Percentile	25% of the Base Grant
Less than 25th Percentile	None

The Company's "Average Performance" with respect to the metrics listed below will be the average of the Company's percentile ranking for each of these metrics during each of the three-years of the performance period:

•
The J.D. Power Residential National Large Segment Survey for investor-owned utilities percentile ranking of the Company relative to other participating companies;

•
The Company's percentile ranking based on customer reliability results relative to other companies reported in the Edison Electric Institute ("EEI") data;

•
The Company's ranking for a customer-to-employee improvement ratio, based on data provided by SNL Financial ("SNL"), an independent third-party data system, relative to other companies reported in the SNL data;

•
The Company's percentile ranking based on the OSHA rate (All Incident Injury Rate) relative to other companies reported in the EEI data;

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•
The Company's percentile ranking based on nuclear generation capacity factors relative to other companies reported in the SNL data; and

•
The Company's percentile ranking based on coal generation capacity factors relative to other companies reported in the SNL data.

The metrics selected are direct indicators of key business performance success. The metrics can be readily benchmarked and will provide a clear barometer of top-tier performance excellence. We believe a focus on these performance metrics over a three-year period aligns long-term compensation with key operational goals, thereby enhancing overall Company performance. We anticipate that the common stock payout, if any, related to this performance element will be made in October 2019.

The recipient must remain employed with the Company throughout the performance period, unless the recipient meets any of the exceptions described under "Potential Payments upon Termination or Change of Control." The 2016 Performance Shares also contain confidentiality protections that apply during employment and survive termination, and non-competition and employee solicitation restrictions that survive for a period of one year following termination of employment.

A recipient of performance shares will receive additional shares of common stock equal to the amount of dividends that the recipient would have received had the recipient directly owned the shares from the date of grant to the date of payment, plus interest on such dividends at the rate of 5% per annum, compounded quarterly, divided by the fair market value of one share of stock on the date of the stock payout. This common stock is paid out when and only if the related common stock payout is made. The 2016 Performance Shares are not included in calculating pension benefits.

The 2016 Performance Shares are included in the Summary Compensation Table in the column under "Stock Awards" and in the Grants of Plan-Based Awards table. In 2013, the Committee granted performance shares to the Named Executive Officers, based on the same performance metrics as the 2016 grant. For the three-year period ended December 31, 2015, our TSR percentile was 42.8 compared to the Index. For the same period, our Average Performance percentile with respect to the performance metrics was 76.8 compared to the companies included in the performance metrics. The actual payout to each Named Executive Officer is identified in the Option Exercises and Stock Vested table.

RSUs.    We granted RSUs to our Named Executive Officers in February 2016. RSUs are incentive awards that vest in equal 25% installments over four-years if the award recipient remains employed by the Company or one of its subsidiaries unless the recipient meets any of the exceptions described under "Potential Payments upon Termination or Change of Control." Each RSU represents the fair market value of one share of our common stock on the applicable vesting date, and the value rises and falls with the Company's stock price. Since a portion of multiple RSU awards may vest each February, the Committee selected February 20 as the vesting date for all RSUs as an administrative convenience. The following graph illustrates how the 2016 RSUs work:

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The 2016 RSUs are payable at the election of the participant made shortly after the date of the initial grant, either 100% in stock or 50% in cash and 50% in stock and will vest each February 20 in an amount equal to the number of RSUs vesting on such date multiplied by the closing price of a share of our common stock on that date.

The RSUs accrue dividend rights on the vested RSUs, equal to the amount of dividends that the participant would have received had the participant directly owned stock equal to the number of vested RSUs from the date of grant to the date of payment, plus interest at the rate of 5% per annum, compounded quarterly, with such amount paid either 100% in stock or 50% in cash and 50% in stock. The RSUs are not included in the calculation of pension benefits. The RSUs contain confidentiality protections that apply during employment and survive termination, and non-competition and employee solicitation restrictions that survive for a period of one year following termination of employment.

The 2016 RSUs are included in the Summary Compensation Table in the column under "Stock Awards" and in the Grants of Plan-Based Awards table. RSUs granted in previous years that vested in 2016 are identified in the Option Exercises and Stock Vested table.

Retention Grant for Mr. Brandt.    In December 2012, the Committee made a special performance-linked retention grant of RSUs to Mr. Brandt (the "CEO Retention Grant"). This grant recognized his important contributions as CEO and was intended to provide a strong incentive for his continued retention in a competitive market for executives in the utility industry. The size of the ultimate award varied, depending upon the Company's performance and Mr. Brandt's performance over the performance period, so that the grant incentivized continued levels of strong performance. Under the CEO Retention Grant, Mr. Brandt could, depending on Company and individual performance, receive up to 84,362 RSUs plus any accrued notional dividends if he was employed through December 31, 2016, which employment condition he met.

The performance criteria linked to the number of shares to be received by Mr. Brandt under the CEO Retention Grant were the following:

•
if the Company's average return on equity over the period from December 19, 2012 until December 31, 2016 (the "Performance Period") met or exceeded 8.75% (the "Target ROE"), Mr. Brandt would be entitled to receive 67,489 shares (the "Target Grant"). In addition, the Committee could, in its discretion, award Mr. Brandt up to another 25% of the Target Grant (16,873 shares (the "Discretionary Grant")) for a maximum total of 84,362 shares, based upon the Committee's evaluation of Mr. Brandt's overall leadership during the Performance Period, including his management of executive retirement and successions and rate case resolutions; and

•
if the Company's average return on equity over the Performance Period was less than the Target ROE, Mr. Brandt would receive 75% of the Target Grant (50,617 shares).

On February 21, 2017, the Committee determined that the Company's average return on equity under the CEO Retention Grant was 9.6%, which exceeded the Target ROE by 85 basis points and therefore, Mr. Brandt was entitled to receive the Target Grant. In assessing whether Mr. Brandt should receive any shares under the Discretionary Grant, the Committee reviewed

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Mr. Brandt's overall leadership during the Performance Period, with particular reference to the following:

•
Effective management of the transition of leadership at Palo Verde during the Performance Period. Indicators of effective leadership transition included:

o
INPO ratings resulting from evaluations conducted during the Performance Period were achieved at the highest possible level;

o
There were no major adverse regulatory findings reported as a result of INPO evaluations; and

o
Palo Verde performance relative to INPO Index was at the median or better during the Performance Period and consistently achieved performance at or near the top quartile since the beginning of 2015.

•
Successful management of officer level retirements and successions through 2016. A review of the 20 management transitions during the performance period indicated that 80% of the successors came from the development of internal talent, surpassing the internal target set for this indicator.

Based on the successful achievement of the performance criteria, the Committee approved awarding the full Discretionary Grant of 16,873 shares. In addition, the Committee acknowledged that Mr. Brandt was entitled to the accrued notional dividends under the terms of the CEO Retention Grant.

The Discretionary Grant and the accrued notional dividends on the Discretionary Grant as of December 31, 2016 that were earned by Mr. Brandt are included in the Summary Compensation Table in the column under "Stock Awards" and in the Grants of Plan-Based Awards table. The Target Grant, Discretionary Grant and the accrued notional dividends as of December 31, 2016 are reported in the Option Exercises and Stock Vested Table. The Target Grant was previously reported in the Summary Compensation Table, Grants of Plan-Based Awards Table and the Outstanding Equity Awards at Fiscal Year-End Table and described in the CD&A of the 2013 Proxy Statement.

Benefits

Pension Programs.    The Named Executive Officers participate in the Pinnacle West Capital Corporation Retirement Plan (the "Retirement Plan") and the Supplemental Excess Benefit Retirement Plan (the "Supplemental Plan"). We describe these plans in more detail under "Discussion of Pension Benefits." The Company believes that the pension programs are important recruitment and retention tools.

Deferred Compensation Program.    The Company offers to its executive officers the ability, if the officer so chooses, to participate in a deferred compensation program. We describe our deferred compensation program in more detail under "Discussion of Nonqualified Deferred Compensation." We offer our deferred compensation program because the Committee believes that it is standard market practice to permit officers to defer some portion of their cash compensation. However, we generally consider the value in the deferred compensation plan to be the participant's own money and do not give this amount significant weight in making compensation decisions. Discretionary credits under the deferred compensation plan for Messrs. Falck and Edington are discussed under the heading "Discussion of Nonqualified

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Deferred Compensation" and for Mr. Edington, under the narrative disclosure to the Summary Compensation Table and Grants of Plan-Based Awards table.

Change of Control Agreements.    The Company maintains Key Executive Employment and Severance Agreements (the "Change of Control Agreements") for our officers, including the Named Executive Officers. Similar to our deferred compensation programs, Change of Control Agreements do not have a significant impact on compensation design. However, in setting annual incentives, we do consider that the change of control payment, if triggered, would be based on the average of the incentives for the prior four years. We discuss our Change of Control Agreements in more detail under "Potential Payments upon Termination or Change of Control." Our Change of Control Agreements are "double trigger" agreements that provide severance benefits if, during a specified period following a change of control, the Company terminates an employee without "cause" or the employee terminates employment "for good reason." We believe that the possibility of strategic transactions or unsolicited offers creates job uncertainty for executives, and that the Change of Control Agreements are effective tools to provide incentives for executives to stay with the Company in light of these uncertainties. In addition, we believe that if the agreements are appropriately structured, they do not deter takeovers or disadvantage shareholders. Each agreement is terminable on notice given six months prior to each anniversary of the agreement.

In May 2009, in connection with a review of its executive compensation practices, the Company determined that, on a going-forward basis, it would no longer provide excise tax gross-up payments in new and materially amended Change of Control Agreements with its Named Executive Officers. In unusual circumstances where the Company believes that accommodations have to be made to recruit a new executive to the Company, limited reimbursement for taxes payable on change of control payments may be included in executives' contracts, but even in those circumstances, the excise tax gross-ups will be limited to payments triggered by both a change of control and termination of employment and will be subject to a three-year sunset provision.

Perquisites.    We have had a long-standing practice of providing only limited perquisites to our executive officers. We describe our perquisites paid to each of the Named Executive Officers in footnote 4 to the Summary Compensation Table.

Taxation Considerations Regarding Executive Compensation

Pursuant to Section 162(m) of the Code, publicly-traded corporations generally are not permitted to deduct, for federal income tax purposes, annual compensation in excess of $1 million paid to any of certain top executives, except to the extent the compensation qualifies as "performance-based" under rules set forth in the Code. The Company does not use the deduction as a justification for awarding compensation below $1 million. To the extent the awards do exceed $1 million, the Company believes that it is in the shareholders' best interests to not only consider what components qualify for the deduction, but also preserve flexibility in designing a compensation program. For example, the RSUs described above (other than a portion of the CEO Retention Grant) do not qualify as performance-based compensation under the applicable tax provisions. The Committee and the Board may weigh the tax and accounting consequences of the total compensation program and the individual components of compensation when setting total compensation and determining the individual elements of an officer's compensation package. However, the Committee and the Board do not routinely apply

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the tax-deductibility rules to limit what they determine otherwise to be necessary and appropriate compensation awards.

Stock Ownership and Retention Guidelines/Prohibition on Hedging and Pledging

We believe that linking a significant portion of an officer's current and potential future net worth to the Company's success, as reflected in our stock price, helps to ensure that officers have a stake similar to that of our shareholders. Stock ownership guidelines also encourage the long-term management of the Company for the benefit of the shareholders.

The Company's Guidelines are based on the officer's position and his or her base salary. The ownership requirements are shown below in respect of the indicated officer position:

OFFICER	MULTIPLE OF BASE SALARY

Chief Executive Officer	5 times Base Salary
APS President and all Executive and Senior Vice Presidents	2 times Base Salary
All other Vice Presidents and Officers	1 times Base Salary

Each officer was expected to meet his or her ownership requirement within five years following the later of January 2010 or such officer's election (the "Phase-in Period"). In the event of (1) a promotion or a change in these Guidelines that would cause the officer to move into a higher multiple level or (2) a base salary increase of more than 20% over the officer's previous base salary, an officer will have an additional three-years to meet his or her applicable ownership requirement.

The types of ownership arrangements counted toward the Guidelines are: common stock, whether held individually, jointly, or in trust with or for the benefit of an immediate family member; shares issued upon the vesting of RSUs or the payout of performance shares; and unvested RSUs to the extent they will result in the issuance of common stock to the officer.

Officers may not sell or otherwise transfer ("Dispose") any shares of Company stock received by them pursuant to any of the Company's compensation or benefit programs (net of shares sold or surrendered to meet tax withholding or exercise requirements) until his or her ownership requirement has been met. Thereafter, the officer may Dispose of any shares to the extent such transaction would not cause the officer's share ownership to fall below his or her applicable requirement. The retention requirement applies both during and after the Phase-in Period. In addition, officers may not pledge, margin, hypothecate, hedge, or otherwise grant an economic interest in any shares of Company stock whether or not his or her ownership requirement has been met. This restriction extends to the purchase or creation of any short sales, zero-cost collars, forward sales contracts, puts, calls, options or other derivative securities in respect of any shares of Company stock. If the officer does not attain compliance with his or her ownership requirement by the end of the Phase-in Period, any subsequent grants of equity compensation to such officer will be payable solely in shares of stock until the ownership requirement is met. Under the Guidelines, the CEO may grant exceptions for hardship and other special circumstances.

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All of the Named Executive Officers are in compliance with the Guidelines. The following graphs illustrate how our Named Executive Officers' holdings compare to the Guidelines:

CEO Ownership(1):	Average Ownership for the Other NEO's(1):

(1)
Based on the 12-month average stock price as of the Record Date.

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Summary Compensation Table

The following table provides information concerning the total compensation earned or paid to the Company's Named Executive Officers:

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)

Donald E. Brandt,	2016	1,315,000	0	5,908,828	1,910,695	2,199,029	25,675	11,359,227
Chairman of the Board,	2015	1,277,000	0	4,400,029	2,066,186	1,567,172	27,183	9,337,570
President and CEO of	2014	1,240,000	0	4,199,976	1,852,560	2,009,011	26,729	9,328,276
the Company and APS

James R. Hatfield,	2016	620,000	0	844,845	530,695	546,693	25,901	2,568,134
Executive Vice	2015	593,000	0	750,144	548,572	458,772	30,492	2,380,980
President and Chief Financial Officer of the Company and APS	2014	570,000	0	750,320	502,603	465,143	24,050	2,312,116

Randall K. Edington,	2016	1,100,000	0	596,606	1,202,275	3,560,478	821,925	7,281,284
Executive Vice	2015	1,050,000	0	600,063	1,228,738	1,164,712	28,593	4,072,106
President and Advisor	2014	960,511	0	500,031	1,050,775	2,130,198	1,072,586	5,714,101
to the Chief Executive Officer of APS

David P. Falck,	2016	565,000	0	745,657	443,565	395,787	129,674	2,279,683
Executive Vice	2015	544,000	0	750,144	478,437	368,182	25,675	2,166,438
President and General Counsel of the Company and APS	2014	522,000	0	750,320	423,697	419,745	278,991	2,394,753

Mark A. Schiavoni,	2016	680,000	0	1,093,486	623,169	491,023	23,850	2,911,528
Executive Vice President	2015	640,000	0	1,000,148	668,416	432,764	25,675	2,767,003
and Chief Operating	2014	563,958	0	750,320	558,031	424,749	27,419	2,324,477
Officer of APS

(1)
The amounts in this column reflect the aggregate grant date fair value of performance shares and RSUs computed in accordance with FASB ASC Topic 718. For performance shares, the value reported is based on the probable outcome of the performance conditions as of the grant date using a Monte Carlo simulation model (50% of grant value) and the closing price on the date of grant (50% of grant value). The amounts in the column are allocated between the various equity grants as follows:

NAME	RSUs ($)	PERFORMANCE SHARES ($)	CEO RETENTION GRANT ($)

Mr. Brandt	1,760,067	2,613,209	1,535,552
Mr. Hatfield	340,016	504,829	0
Mr. Edington	240,217	356,389	0
Mr. Falck	300,204	445,453	0
Mr. Schiavoni	440,084	653,402	0

The aggregate grant date fair value of the performance shares grant in 2016 assuming the highest level of performance is achieved is as follows: Mr. Brandt — $5,226,418; Mr. Hatfield — $1,009,658; Mr. Edington — $712,779; Mr. Falck — $890,906; and Mr. Schiavoni — $1,306,804. The assumptions made in our valuations are set forth in Note 15 of the Notes to Consolidated Financial Statements in the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the "2016 Form 10-K").

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The terms of the CEO Retention Grant for Mr. Brandt are discussed in the CD&A under the heading "Long-Term Incentives." The amount in the column associated with the CEO Retention Grant reflects the Discretionary Grant and the accrued notional dividends on the Discretionary Grant as of December 31, 2016 that were earned by Mr. Brandt. The Discretionary Grant and the accrued notional dividends on the Discretionary Grant are also reported in the Grants of Plan-Based Awards Table, and the Target Grant, Discretionary Grant and the accrued notional dividends as of December 31, 2016 are reported in the Option Exercises and Stock Vested Table. The Target Grant was previously reported in the Summary Compensation Table, Grants of Plan-Based Awards Table and the Outstanding Equity Awards at Fiscal Year-End Table and described in the CD&A of the 2013 Proxy Statement. There were no forfeitures in 2016.

(2)
These amounts represent the payments described under "2016 Compensation — Annual Cash Incentives" in the CD&A and, with respect to Mr. Edington, $1,200 for incentive payments received in connection with the outage incentive plans for the 2015 Fall and 2016 Spring and Fall refueling outages for Palo Verde Units 2, and 1 and 3, respectively (collectively, the "Refueling Outages").

(3)
The amounts in this column for 2016 consist of: (i) the estimated aggregate change in the actuarial present value from December 31, 2015 to December 31, 2016 of each of the Named Executive Officer's accumulated benefits payable under all defined benefit and actuarial pension plans (including supplemental plans and employment agreements) as follows: Mr. Brandt — $2,118,857 (Mr. Brandt is currently eligible for retirement at a reduced retirement benefit; however, this amount represents the amount he would be entitled to receive at age 65, at which time he would receive the full retirement benefit); Mr. Hatfield — $539,885; Mr. Edington — $3,238,357; Mr. Falck — $367,524; and Mr. Schiavoni — $470,149; (ii) the above-market portion of interest accrued under the deferred compensation plan as follows: Mr. Brandt — $80,172; Mr. Hatfield — $6,808; Mr. Edington — $322,121; Mr. Falck — $28,263; and Mr. Schiavoni — $20,874. We describe the special agreements we have with Mr. Edington regarding his benefits in the narrative disclosure accompanying this Summary Compensation Table and the Grants of Plan-Based Awards table. The actuarial present value provided in this footnote is driven by certain assumptions including, the discount rate and the mortality assumption.

(4)
The amounts in this column include the following amounts for each of the Named Executive Officers for 2016:

Mr. Brandt:
• Company's contribution under the 401(k) plan	11,925
• Perquisites and personal benefits consisting of a car allowance and financial planning	13,750

Mr. Hatfield:
• Company's contribution under the 401(k) plan	11,925
• Perquisites and personal benefits consisting of a car allowance, executive physical, and financial planning	13,976

Mr. Edington:
• Company's contribution under the 401(k) plan	11,925
• Perquisites and personal benefits consisting of a car allowance	10,000
• Vested 2014 Edington DCP Discretionary Credits discussed in the narrative disclosure to the Summary Compensation Table and Grants of Plan-Based Awards table	800,000

Mr. Falck:
• Company's contribution under the 401(k) plan	11,925
• Perquisites and personal benefits consisting of a car allowance, financial planning and executive physical	17,749
• Vested portion of the Falck DCP Discretionary Credits discussed under the heading "Discussion of Nonqualified Deferred Compensation"	100,000

Mr. Schiavoni:
• Company's contribution under the 401(k) plan	11,250
• Perquisites and personal benefits consisting of a car allowance and executive physical	12,600

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Grants of Plan-Based Awards

NAME	GRANT DATE(1)	ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(2)				ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(3) ($)

		THRESHOLD ($)		TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

Donald E. Brandt		657,500		2,066,186	2,630,000
	02/16/2016(4)					19,630	39,258	78,516		2,613,209
	(PS)
	02/16/2016(5)								26,172	1,760,067
	(RSU)
	12/31/2016(6)								19,679	1,535,552
	(RSU)

James R. Hatfield		2,170		434,000	868,000
	02/16/2016(4)					3,792	7,584	15,168		504,829
	(PS)
	02/16/2016(5)								5,056	340,016
	(RSU)

Randall K. Edington		3,575		715,000	1,430,000
	02/16/2016(4)					2,678	5,354	10,708		356,389
	(PS)
	02/16/2016(5)								3,572	240,217
	(RSU)
		1	(7)	125,000(7)	125,000(7)
				1,200(8)
				1,200(8)

David P. Falck		1,836		367,250	734,500
	02/16/2016(4)					3,346	6,692	13,384		445,453
	(PS)
	02/16/2016(5)								4,464	300,204
	(RSU)

Mark A. Schiavoni		2,550		510,000	1,020,000
	02/16/2016(4)					4,908	9,816	19,632		653,402
	(PS)
	02/16/2016(5)								6,544	440,084
	(RSU)

(1)
In this column the abbreviation "PS" means performance share awards and "RSU" means restricted stock unit awards.

(2)
As required by SEC rules, the "Estimated Possible Payouts" represent the "threshold," "target," and "maximum" payouts the Named Executive Officers were eligible to receive under the 2016 Incentive Plans. The actual awards paid to the Named Executive Officers under the 2016 Incentive Plans are disclosed in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table. With respect to Messrs. Hatfield, Falck and Schiavoni, the minimum amount each officer would have been eligible to receive was calculated based on earnings achieving 1% and no achievement of the business unit performance metrics. The minimum amount for Mr. Edington would have been eligible to receive was calculated based on the business unit performance metrics achieving 1% and no achievement of the APS earnings goals under the Palo Verde Plan. The CEO Incentive Plan does not specify a target opportunity. We calculated a representative target amount for Mr. Brandt by using the final results of the earnings and business unit components from 2015 (each of which were factors in Mr. Brandt's 2015 incentive award) to compute a hypothetical payout under the current 2016 CEO Incentive Plan. That hypothetical payout is used as a representative target

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  amount. See "2016 Compensation — Annual Cash Incentives" in the CD&A for additional information about the 2016 Incentive Plans.

(3)
The amounts in this column reflect the aggregate grant date fair value of performance shares and RSUs computed in accordance with FASB ASC Topic 718.

(4)
This amount represents the 2016 Performance Shares described under "2016 Compensation — Long-Term Incentives — Performance Shares" in the CD&A. In accordance with FASB ASC Topic 718, 50% of the value is based on the probable outcome of the performance conditions as of the grant date using a Monte Carlo simulation model ($65.88), while the other 50% is based on the closing stock price on the date of grant ($67.25). There were no forfeitures in 2016.

(5)
This amount represents the 2016 RSU awards described under "2016 Compensation — Long-Term Incentives — RSUs" in the CD&A. In accordance with FASB ASC Topic 718, we valued the RSUs using the number of RSUs awarded multiplied by the closing stock price on the date of the grant ($67.25). There were no forfeitures in 2016.

(6)
This amount represents the Discretionary Grant and the accrued notional dividends on the Discretionary Grant as of December 31, 2016 that were earned by Mr. Brandt. We valued the Discretionary Grant and the accrued notional dividends on the Discretionary Grant as of December 31, 2016 using the number of RSUs awarded multiplied by the closing stock price on December 30, 2016 ($78.03). The CEO Retention Grant and accrued notional dividends as of December 31, 2016 were paid in February 2017.

(7)
This amount represents the dollar value of the 2016 Palo Verde Specific Compensation Opportunity described under "2016 Compensation — Annual Cash Incentives" in the CD&A. The actual amount paid to Mr. Edington is included in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

(8)
These amounts represent the payout opportunity under the outage incentive plans for the Refueling Outages. These incentive plans do not provide for a threshold or maximum payment.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

See the CD&A for further information regarding the terms of awards reported in the Summary Compensation Table and the Grants of Plan-Based Awards table, and for discussions regarding the formulas or criteria to be applied in determining the amounts payable, vesting schedules, and the treatment of dividends.

The Company does not have formal employment agreements with its Named Executive Officers; however, we typically enter into offer letters with new executive officers. Deferred compensation credits granted to Mr. Falck are discussed under the heading "Discussion of Nonqualified Deferred Compensation."

APS and Mr. Edington executed an offer letter dated December 20, 2006. Mr. Edington retired from APS on March 22, 2017. The remaining portions of that letter still in effect are lifetime medical coverage for Mr. Edington and his spouse and a total pension benefit (including the benefit due under the Company's qualified plan and general non-qualified plan) that will accrue at 10% per year, up to a maximum of 60%, and which benefit vested in January 2012. The percentage is applied to his final average wage (highest 3 years in the final 10 years of employment and includes both base salary and annual incentives) to determine his lifetime benefit. In addition, retention units granted to him in January 2007 are also included in the calculation of pension benefits. The vested pension benefit will be paid to Mr. Edington in two forms: one-half of the benefit will be paid to him in a lump sum; and the second half of the benefit will be paid in a 100% joint and survivor annuity. The terms of the vested pension benefit and the lifetime medical coverage for Mr. Edington and his spouse are set forth in the

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2008 Agreement (defined below). Mr. Edington's offer letter also provides that he will participate in specific Palo Verde annual incentive opportunities. The specific incentive opportunity for 2016 is set forth in the CD&A under "2016 Compensation — Annual Cash Incentives."

On July 18, 2008, APS and Mr. Edington entered into a letter agreement. In December 2008, APS and Mr. Edington entered into a supplemental agreement further defining Mr. Edington's pension benefits and the lifetime medical coverage as set forth in the December 20, 2006 offer letter and formally memorializing certain provisions of the July 18, 2008 letter agreement (the "2008 Agreement"). The provisions of the 2008 Agreement still in effect are (i) the supplemental pension benefit, and (ii) lifetime medical coverage for Mr. Edington and his spouse.

In June 2012, the Committee approved a supplemental agreement for Mr. Edington in order to incentivize the retention of his critical skills and nuclear expertise (the "2012 Supplemental Agreement"). The provisions of the 2012 Supplemental Agreement that are still in effect are the following:

•
The Company has provided interest-bearing, deferred compensation credits to Mr. Edington consisting of $350,000 as of January 1, 2012; $350,000 as of January 1, 2013; and $350,000 as of January 1, 2014. The discretionary credits vested on December 31, 2014, and will be payable over a 10-year period following his retirement from APS in March 2017 (the "2012 Edington DCP Discretionary Credits");

•
As of December 31, 2013, Mr. Edington's existing supplemental pension benefit set forth in the 2008 Agreement increased by an amount equal to 5% of the benefit otherwise payable; and as of December 31, 2014, the supplemental pension benefit increased by an amount equal to 10% (inclusive of the preceding 5% increase) of the benefit otherwise payable; and

•
Within six months after Mr. Edington's retirement in March 2017, if he decides to relocate from Arizona, and is unable to recover the original purchase price on the sale of his residence in Arizona (after making reasonable efforts to do so), the Company will purchase his home for the original purchase price. The Company will then resell the home, so the Company's financial exposure, if any, will be the difference between the sales price and the original purchase price. The Company believed the terms of this home purchase arrangement, including its conditions, appropriately balanced the desire to retain Mr. Edington's services compared to the modest economic cost to the Company, if any.

In October 2014, the Committee approved a supplemental agreement for Mr. Edington that provides for additional compensation terms supplemental to those set forth in the 2012 Supplemental Agreement to incentivize the retention of his critical skills and nuclear expertise (the "2014 Supplemental Agreement"). The provisions of the 2014 Supplemental Agreement that are still in effect are the following:

•
Mr. Edington's base salary increased to $1,000,000 effective September 30, 2014, increased to $1,050,000 effective January 1, 2015 and increased to $1,100,000 effective January 1, 2016;

•
The Company provided interest-bearing, deferred compensation credits to Mr. Edington consisting of $200,000 as of July 1, 2014, $300,000 as of January 1, 2015, and $300,000 as of January 1, 2016. These discretionary credits vested on June 30, 2016, because Mr. Edington was actively employed by the Company on that date, and will be payable over a 10-year period following his retirement from APS in March 2017. Additionally, the Company provided interest-bearing, deferred compensation credits to Mr. Edington

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  consisting of $500,000 as of September 30, 2014. These discretionary credits will vest 180 days after Mr. Edington's retirement from APS in March 2017 provided that Palo Verde's key regulatory and oversight evaluations and assessments have not declined during the period beginning September 30, 2014 and ending as of the date 180 days after Mr. Edington's retirement. These credits will be payable over a 10-year period following his retirement from APS in March 2017 (collectively, the "2014 Edington DCP Discretionary Credits" and together with the 2012 Edington DCP Discretionary Credits, the "Edington DCP Discretionary Credits");

•
As of June 30, 2016, Mr. Edington's existing supplemental pension benefit set forth in the 2008 Agreement as increased by the 2012 Supplemental Agreement, increased by an amount equal to 5% of the benefit that would have otherwise been payable;

•
Mr. Edington's award opportunity target for the Palo Verde Incentive Plan for 2016 was increased to 65% of his base salary, depending on the achievement of the earnings and business unit performance goals, separately or in combination, and before adjustment for individual performance; and

•
Mr. Edington's equity awards that were granted by the Company to Mr. Edington in February 2015 and February 2016 had a grant date fair value of $600,000 for each year. Mr. Edington's 2015 and 2016 RSU grants vested in full on Mr. Edington's retirement from APS in March 2017.

APS pays 29.1% of Mr. Edington's compensation expense. The balance is reimbursed to APS by the other owners of Palo Verde.

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Outstanding Equity Awards at Fiscal Year-End

	STOCK AWARDS

NAME	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(1)

Donald E. Brandt	26,497(2) (RSUs)	2,067,561	80,468(6) (PS at maximum)	6,278,918
	23,520(3) (RSUs)	1,835,266	78,821(7) (PS at maximum)	6,150,403
	18,018(4) (RSUs)	1,405,945	91,931(8) (PS at maximum)	7,173,376
	8,696(5) (RSUs)	678,549

James R. Hatfield	5,119(2) (RSUs)	399,436	15,545(6) (PS at maximum)	1,212,976
	4,010(3) (RSUs)	312,900	13,437(7) (PS at maximum)	1,048,489
	3,361(4) (RSUs)	262,258	16,417(8) (PS at maximum)	1,281,018
	1,611(5) (RSUs)	125,706

Randall K. Edington	3,616(2) (RSUs)	282,156	10,974(6) (PS at maximum)	856,301
	3,207(3) (RSUs)	250,243	10,750(7) (PS at maximum)	838,823
	2,146(4) (RSUs)	167,453	10,943(8) (PS at maximum)	853,882
	1,152(5) (RSUs)	89,891

David P. Falck	4,519(2) (RSUs)	352,618	13,717(6) (PS at maximum)	1,070,338
	4,010(3) (RSUs)	312,900	13,437(7) (PS at maximum)	1,048,489
	3,221(4) (RSUs)	251,334	16,417(8) (PS at maximum)	1,281,018
	1,521(5) (RSUs)	118,684

Mark A. Schiavoni	6,686(2) (RSUs)	521,708	20,120(6) (PS at maximum)	1,569,964
	5,498(3) (RSUs)	429,009	17,915(7) (PS at maximum)	1,397,907
	3,361(4) (RSUs)	262,258	16,417(8) (PS at maximum)	1,281,018
	1,611(5) (RSUs)	125,706

(1)
The amount in this column is calculated by multiplying the closing market price of our common stock at the end of 2016 ($78.03 per share as of December 30, 2016) by the number of RSUs, performance shares ("PS") and corresponding dividend rights (and interest thereon) that will be paid in stock, listed for the specified officer.

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(2)
This amount represents (i) the RSUs awarded in 2016 that are described, with their vesting and release schedule, under "2016 Compensation — Long-Term Incentives — RSUs" in the CD&A as follows: Mr. Brandt — 26,172; Mr. Hatfield — 5,056; Mr. Edington — 3,572; Mr. Falck — 4,464; and Mr. Schiavoni — 6,544; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 325; Mr. Hatfield — 63; Mr. Edington — 44; Mr. Falck — 55; and Mr. Schiavoni — 142.

(3)
This amount represents (i) the remaining RSUs awarded in 2015 as follows: Mr. Brandt — 22,857; Mr. Hatfield — 3,897; Mr. Edington — 3,117; Mr. Falck — 3,897; and Mr. Schiavoni — 5,196; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 663; Mr. Hatfield — 113; Mr. Edington — 90; Mr. Falck — 113; and Mr. Schiavoni — 302. The 2015 RSUs vest and are released in 25% increments beginning on February 19, 2016, so they will be fully vested on February 20, 2019.

(4)
This amount represents (i) the remaining RSUs awarded in 2014 as follows: Mr. Brandt — 17,232; Mr. Hatfield — 3,080; Mr. Edington — 2,052; Mr. Falck — 3,080; and Mr. Schiavoni — 3,080; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 786; Mr. Hatfield — 281; Mr. Edington — 94; Mr. Falck — 141; and Mr. Schiavoni — 281. The 2014 RSUs vest and are released in 25% increments beginning on February 20, 2015, so they will be fully vested on February 20, 2018.

(5)
This amount represents (i) the remaining RSUs awarded in 2013 as follows: Mr. Brandt — 8,186; Mr. Hatfield — 1,432; Mr. Edington — 1,024; Mr. Falck — 1,432; and Mr. Schiavoni — 1,432; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 510; Mr. Hatfield — 179; Mr. Edington — 128; Mr. Falck — 89; and Mr. Schiavoni — 179. The 2013 RSUs vest and are released in 25% increments beginning on February 20, 2014, so they fully vested on February 17, 2017.

(6)
This amount represents: (i) the 2016 Performance Shares — SEC rules require us to assume a number of shares equal to the maximum (200% of Base Grant) payout level of these performance shares, although the actual number of shares awarded, if any, will not be determined until after the end of the performance period, which ends on December 31, 2018; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 1,952; Mr. Hatfield — 377; Mr. Edington — 266; Mr. Falck — 333; and Mr. Schiavoni — 488. The 2016 Performance Shares are described with their vesting schedule under "2016 Compensation — Long-Term Incentives — Performance Shares" in the CD&A. If the 2016 performance share grant pays at the target (100% of Base Grant) level, including dividends and interest thereon payable in stock, the amounts would be as follows:

NAME	UNITS AT TARGET (#)	PAYOUT VALUE ($)

Donald E. Brandt	40,234	3,139,459
James R. Hatfield	7,773	606,528
Randall K. Edington	5,487	428,151
David P. Falck	6,858	535,130
Mark A. Schiavoni	10,060	784,981

(7)
This amount represents: (i) the performance shares issued in 2015 — SEC rules require us to assume a number of shares equal to the maximum (200% of the Base Grant) payout level of these performance shares, although the actual number of shares awarded, if any, will not be determined until after the end of the performance period, which ends on December 31, 2017; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 4,325; Mr. Hatfield — 737; Mr. Edington — 590; Mr. Falck — 737; and Mr. Schiavoni — 983. If the 2015 performance share grant pays at the target (100% of Base Grant) level, including dividends and interest thereon payable in stock, the amounts would be as follows:

NAME	UNITS AT TARGET (#)	PAYOUT VALUE ($)

Donald E. Brandt	39,410	3,075,162
James R. Hatfield	6,719	524,284
Randall K. Edington	5,375	419,411
David P. Falck	6,719	524,284
Mark A. Schiavoni	8,957	698,915

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  The 2015 performance shares have a performance period beginning on January 1, 2015 and ending on December 31, 2017; however, the payout, if any, will not be determined until February 2018 for the portion tied to TSR and October 2018 for the portion tied to the six operational performance metrics. These are the dates the Company anticipates that we will have the information necessary to determine whether, and to what extent, these metrics have been met.

(8)
This amount represents the performance shares issued in 2014. The performance period for these performance shares ended December 31, 2016; however, the payout was not determined until February 2017 for the portion tied to TSR and the payout, if any, for the portion tied to the six operational performance metrics will not be determined until October 2017, which is when the Company anticipates that we will have the information necessary to determine whether, and to what extent, the six performance metrics were met. SEC rules require us to (i) assume a number of shares equal to the maximum (200% of Base Grant) payout level for the 2014 performance shares; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 7,687; Mr. Hatfield — 1,373; Mr. Edington — 915; Mr. Falck — 1,373; and Mr. Schiavoni — 1,373. If the 2014 performance share grant pays at the target (100% of Base Grant) level, including dividends and interest thereon payable in stock, the amounts would be as follows:

NAME	UNITS AT TARGET (#)	PAYOUT VALUE ($)

Donald E. Brandt	45,966	3,586,727
James R. Hatfield	8,208	640,471
Randall K. Edington	5,472	426,980
David P. Falck	8,208	640,471
Mark A. Schiavoni	8,208	640,471

Option Exercises and Stock Vested

	STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING ($)(2)

Donald E. Brandt	187,853	14,003,035

James R. Hatfield	15,643	1,106,511

Randall K. Edington	11,890	840,653

David P. Falck	15,930	1,126,101

Mark A. Schiavoni	15,694	1,109,993

(1)
The amount in this column consists of: (i) RSUs that were granted to all of the Named Executive Officers in February 2015 that vested and were released in part on February 19, 2016 as follows: Mr. Brandt — 7,619; Mr. Hatfield — 1,299; Mr. Edington — 1,039; Mr. Falck — 1,299; and Mr. Schiavoni — 1,732; dividend rights (and interest thereon) payable in stock earned on RSUs granted in February 2015 and released in part on February 19, 2016 as follows: Mr. Brandt — 139; Mr. Hatfield — 24; Mr. Edington — 19; Mr. Falck — 24; and Mr. Schiavoni — 63; (ii) RSUs that were granted to all of the Named Executive Officers in February 2014 that vested and were released in part on February 19, 2016 as follows: Mr. Brandt — 8,616; Mr. Hatfield — 1,540; Mr. Edington — 1,026; Mr. Falck — 1,540; and Mr. Schiavoni — 1,540; dividend rights (and interest thereon) payable in stock earned on RSUs granted in February 2014 and released in part on February 19, 2016 as follows: Mr. Brandt — 314; Mr. Hatfield — 112; Mr. Edington — 37; Mr. Falck — 56; and Mr. Schiavoni — 112; (iii) RSUs that were granted to all of the Named Executive Officers in February 2013 that vested and were released in part on February 19, 2016 as follows: Mr. Brandt — 8,186; Mr. Hatfield — 1,432; Mr. Edington — 1,024; Mr. Falck — 1,432; and Mr. Schiavoni — 1,432; dividend rights (and interest thereon) payable in stock

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  earned on RSUs granted in February 2013 and released in part on February 19, 2016 as follows: Mr. Brandt — 449; Mr. Hatfield — 157; Mr. Edington — 112; Mr. Falck — 78; and Mr. Schiavoni — 78; (iv) RSUs that were granted to all of the Named Executive Officers in February 2012 that vested and were released in part on February 19, 2016 as follows: Mr. Brandt — 8,546; Mr. Hatfield — 1,188; Mr. Edington — 1,188; Mr. Falck — 1,662; and Mr. Schiavoni — 950; dividend rights (and interest thereon) payable in stock earned on RSUs granted in February 2012 and released on February 19, 2016 as follows: Mr. Brandt — 627; Mr. Hatfield — 174; Mr. Edington — 174; Mr. Falck — 122; and Mr. Schiavoni — 70; (v) additional RSUs resulting from notional dividends on the Supplemental RSUs that were granted to all Named Executive Officers in February 2011, that vested, but were not released, on the following dates in 2016:

NAME	MARCH 1	JUNE 1	SEPTEMBER 1	DECEMBER 1

Donald E. Brandt	241	223	224	241
James R. Hatfield	68	61	63	68
Randall K. Edington	135	124	124	135
David P. Falck	68	61	63	68
Mark A. Schiavoni	68	61	63	68

(vi) performance shares that were granted to all of the Named Executive Officers in February 2013, which were based on a performance period of January 1, 2013 to December 31, 2015, and which were released in 2016 when the Company had the information needed to determine whether, and to what extent, the applicable performance criteria were met, as follows: performance shares related to TSR were released on February 16, 2016 as follows: Mr. Brandt — 17,125; Mr. Hatfield — 2,997; Mr. Edington — 2,140; Mr. Falck — 2,997; and Mr. Schiavoni — 2,997; dividend rights (and interest thereon) payable in stock on the performance shares released on February 16, 2016 as follows: Mr. Brandt — 1,905; Mr. Hatfield — 333; Mr. Edington — 238; Mr. Falck — 333; and Mr. Schiavoni — 333; and performance shares related to the six operational performance metrics were released on October 19, 2016 as follows: Mr. Brandt — 31,250; Mr. Hatfield — 5,470; Mr. Edington — 3,906; Mr. Falck — 5,470; and Mr. Schiavoni — 5,470; and dividend rights (and interest thereon) payable in stock on the performance shares released on October 19, 2016 as follows: Mr. Brandt — 3,752; Mr. Hatfield — 657; Mr. Edington — 469; Mr. Falck — 657; and Mr. Schiavoni — 657; and (vii) the Target Grant — 67,489, Discretionary Grant — 16,873 and accrued notional dividends on the Target Grant and Discretionary Grant — 14,034 as of December 31, 2016 under the CEO Retention Grant. This amount was paid in February 2017.

(2)
The values realized for the RSUs, Supplemental RSUs and the performance shares are calculated by multiplying the number of shares of stock or units released or vested by the market value of the common stock on the release or vesting date, which: (i) for the RSUs released on February 19, 2016 was $68.25; (ii) for the Supplemental RSUs vested on March 1, 2016 was $67.92; (iii) for the Supplemental RSUs vested on June 1, 2016 was $74.33; (iv) for the Supplemental RSUs vested on September 1, 2016 was $74.81; (v) for the Supplemental RSUs vested on December 1, 2016 was $73.13; (vi) for the performance shares released on February 16, 2016 was $67.25; (vii) for the performance shares released on October 19, 2016 was $74.96; and (viii) for the Target Grant, Discretionary Grant and accrued notional dividends as of December 30, 2016 was $78.03.

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Pension Benefits

The Pension Benefits table below includes estimates of the potential future pension benefits for each Named Executive Officer based on the actuarial assumptions used for financial reporting purposes, such as the life expectancy of each Named Executive Officer and his spouse and "discount rates."

NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFITS ($)(1)	PAYMENTS DURING LAST FISCAL YEAR ($)

Donald E. Brandt(2)	Retirement Plan	14	424,887	0
	Supplemental Plan	14	11,224,359	0

James R. Hatfield(3)	Retirement Plan	9	173,639	0
	Supplemental Plan	9	2,694,208	0

Randall K. Edington(4)	Retirement Plan	10	217,639	0
	Supplemental Plan	10	5,110,110	0
	Employment Agreements	N/A	13,173,819	0

David P. Falck(5)	Retirement Plan	8	162,076	0
	Supplemental Plan	8	1,998,265	0

Mark A. Schiavoni(6)	Retirement Plan	8	159,056	0
	Supplemental Plan	8	2,079,830	0

(1)
See Note 7 of the Notes to Consolidated Financial Statements in the 2016 Form 10-K for additional information about the assumptions used by the Company in calculating pension obligations.

(2)
The amounts shown are the present values of Mr. Brandt's accumulated benefits to be paid as an annuity and lump sum for the Retirement Plan and as an annuity to be paid under the Supplemental Plan, both at age 65, which is the earliest Mr. Brandt could retire with no reduction in benefits. See the following "Discussion of Pension Benefits."

(3)
The amounts shown are the present values of Mr. Hatfield's accumulated benefits to be paid as an annuity and lump sum for the Retirement Plan and as an annuity to be paid under the Supplemental Plan.

(4)
The amounts shown are the present values of Mr. Edington's accumulated benefits to be paid as an annuity and lump sum for the Retirement Plan and his employment agreements, and as an annuity for the Supplemental Plan. Mr. Edington's employment agreements are described in the narrative disclosure accompanying the Summary Compensation Table and the Grants of Plan-Based Awards table.

(5)
The amounts shown are the present values of Mr. Falck's accumulated benefits to be paid as an annuity and lump sum for the Retirement Plan and as an annuity to be paid under the Supplemental Plan.

(6)
The amounts shown are the present values of Mr. Schiavoni's accumulated benefits to be paid as an annuity and lump sum for the Retirement Plan and as an annuity to be paid under the Supplemental Plan.

Discussion of Pension Benefits

Retirement Plan and Supplemental Plan.    The Company's Retirement Plan is a tax-qualified, non-contributory retirement plan for salaried and hourly employees. The Supplemental Plan provides retirement benefits for key salaried employees, in addition to those provided under the Retirement Plan. The Supplemental Plan pays only the difference between the total benefit payable under the Supplemental Plan and the benefit payable under the Retirement Plan. As a

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result, an executive who participates in the Supplemental Plan does not receive duplicative benefits.

Prior to April 1, 2003, benefits under the Retirement Plan and the Supplemental Plan (the "Traditional Formula Benefit") accrued in accordance with a traditional retirement plan formula based on average annual compensation and years of service (the "Traditional Formula"). Effective April 1, 2003, the Company changed the benefit accrual formula for both the Retirement Plan and the Supplemental Plan (the "Account Balance Benefit") to a retirement account balance formula (the "Account Balance Formula"). As part of the modification, all then current participants were able to elect to either (1) continue to earn benefits calculated under the Traditional Formula, or (2) earn benefits calculated (a) under the Traditional Formula for service through March 31, 2003, and (b) under the Account Balance Formula for service after that date. Mr. Brandt's benefits are calculated under the combined Traditional Formula/Account Balance Formula. Messrs. Hatfield's, Edington's, Falck's and Schiavoni's benefits are calculated under the Account Balance Formula. Mr. Edington's benefits under the Supplemental Plan are calculated in accordance with his employment agreements with the Company, which are described in the narrative disclosure accompanying the Summary Compensation Table and the Grants of Plan-Based Awards table.

Under the Traditional Formula of the Supplemental Plan, a participant's monthly benefit for life beginning at normal retirement age (age 65 or age 60 with 20 years of service) is equal to the following:

•
3% of the participant's average monthly compensation multiplied by the participant's first 10 years of service, plus

•
2% of the participant's average monthly compensation multiplied by the participant's next 15 years of service, minus

•
benefits payable under the Retirement Plan.

A participant's Traditional Formula Benefit under the Retirement Plan is a monthly benefit for life beginning at normal retirement age and is equal to the participant's average monthly compensation multiplied by 1.65% for the first 33 years of service, plus 1% of average monthly compensation for each year of service credited in excess of 33 years. A participant's Traditional Formula Benefit begins when the participant reaches age 65 with 5 years of service or age 60 with 33 years of service. The maximum Traditional Formula Benefit a participant may receive under both the Retirement Plan and the Supplemental Plan is a monthly benefit of 60% of the participant's average monthly compensation.

Under both the Supplemental Plan and the Retirement Plan, a participant may elect to begin receiving the Traditional Formula Benefit after attaining early retirement age, which is defined as age 55 with 10 years of service. The Traditional Formula Benefit of an individual who makes this election is reduced to reflect the early commencement of benefits. Under the Supplemental Plan, the reduction equals 3% per year for each year for which the individual receives benefits prior to normal retirement and under the Retirement Plan, if the individual has more than 20 years of service, the reduction equals 3% per year for each year for which the individual

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receives benefits prior to normal retirement, and if the individual has less than 20 years of service, the benefit is actuarially reduced for each year for which the individual receives benefits prior to normal retirement. Messrs. Brandt and Edington currently qualify for early retirement, but not normal retirement, under the Retirement Plan and the Supplemental Plan. Messrs. Hatfield, Falck and Schiavoni do not currently qualify for early or normal retirement under either the Supplemental Plan or the Retirement Plan.

Under the Account Balance Formula, a notional account is established for each eligible participant and benefits are generally payable at termination of employment. The Company credits monthly amounts to a participant's account.

Under the Supplemental Plan, Company credits are based on the following formula:

AGE AT END OF PLAN YEAR	PERCENT OF MONTHLY COMPENSATION CONTRIBUTION RATE (%)

Less than 35	12
35-39	14
40-44	16
45-49	20
50-54	24
55 and over	28

Company credits under the Supplemental Plan stop at the end of the year in which a participant attains 25 years of service (the "25-Year Cap").

Under the Retirement Plan, Company credits are based on the following formula:

AGE PLUS WHOLE YEARS OF SERVICE AT END OF PLAN YEAR	PERCENT OF MONTHLY COMPENSATION CONTRIBUTION RATE (%)

Less than 40	4
40-49	5
50-59	6
60-69	7
70-79	9
80 and over	11

In addition, participants in the Retirement Plan on December 31, 2002 are eligible for up to 10 years of transition credits based on age and years of service (with the maximum transition credit being equal to 2.75% of average monthly compensation).

For purposes of calculating the Traditional Formula Benefit and the Account Balance Benefit under the Retirement Plan, compensation consists solely of base salary up to $265,000, including any employee contributions under the Company's 401(k) plan, flexible benefits plan and qualified transportation arrangement under Section 132(f) of the Code. Amounts voluntarily deferred under other deferred compensation plans, bonuses and incentive pay are not taken

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into account under the Retirement Plan. The Supplemental Plan takes these amounts into account (with certain exceptions) plus base salary beyond the $265,000 limit. In addition, retention units (as described above in the Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table) are included in compensation under the Supplemental Plan.

For purposes of the Traditional Formula under the Retirement Plan, the average monthly compensation is the average of the highest 36 consecutive months of compensation in the final 10 years of employment; under the Supplemental Plan, the average monthly compensation is the average of the highest 36 consecutive months of compensation during employment. For purposes of the Account Balance Formula, contributions are based on the participant's then current monthly compensation calculated as described above.

A participant's years of service begin accruing on the date of employment. However, benefits do not vest until the completion of three-years of service. Under both the Retirement Plan and the Supplemental Plan, benefits are generally payable, as the participant elects, in the form of a level annuity, with or without survivorship, or a lump sum. However, Traditional Formula Benefits generally are not available as a lump sum, but are paid in the form of an annuity. Optional benefit forms are of relatively equal actuarial value under the Retirement Plan. Under the Supplemental Plan, the 50% joint and survivor benefit form is fully subsidized, and the other benefit forms are partially subsidized. The Supplemental Plan offers an optional five-year certain form of payment (payable in 60 monthly installments).

Effective January 1, 2011, the Supplemental Plan was amended to reduce the Company credits for individuals who became participants on or after January 1, 2011 to the levels listed in the following table:

AGE AT END OF PLAN YEAR	PERCENT OF MONTHLY COMPENSATION CONTRIBUTION RATE (%)

Less than 35	8
35-39	9
40-44	10
45-49	12
50-54	15
55 and over	18

In addition, individuals who became participants in the Supplemental Plan on or after January 1, 2011 are no longer entitled to receive a fully subsidized 50% joint and survivor annuity form of benefit, but the 25-Year Cap has been eliminated. Prior to the amendment, participants who were promoted to officer status were entitled to retroactive treatment as an officer for their entire period of employment. This feature has been eliminated for individuals promoted to officer status on or after January 1, 2011.

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Pursuant to Mr. Edington's 2012 Supplemental Agreement, as of December 31, 2013, the supplemental pension benefit amount calculated in accordance with the 2008 Agreement increased by an amount equal to 5% of the benefit that would have otherwise been payable and as of December 31, 2014, the supplemental pension benefit amount increased by an amount equal to 10% (inclusive of the preceding 5% increase) of the benefit that would have otherwise been payable. Pursuant to the 2014 Supplemental Agreement, as of June 30, 2016, Mr. Edington's existing supplemental pension benefit set forth in the 2008 Agreement as increased by the 2012 Supplemental Agreement, increased by an amount equal to 5% of the benefit that would have otherwise been payable.

Benefits under the Retirement Plan are paid from a tax-exempt trust. Benefits under the Supplemental Plan are paid from the general assets of the Company.

Nonqualified Deferred Compensation

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR ($)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($)(2)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END ($)(3)

Donald E. Brandt:
DCP & 2005 Plan	131,510	0	126,255	0	1,820,468
Supplemental RSUs(4)	0	0	0	0	2,121,324

James R. Hatfield:
2005 Plan	30,984	0	11,149	0	170,757
Supplemental RSUs(4)	0	0	0	0	589,673

Randall K. Edington:
2005 Plan	550,391	0	294,224	0	4,274,367
Supplemental RSUs(4)	0	0	0	0	1,178,409
Edington DCP Discretionary Credits(5)	0	300,000	209,592	0	2,909,419

David P. Falck:
Supplemental RSUs(4)	0	0	0	0	589,673
Falck DCP Discretionary Credits(6)	0	0	43,506	0	603,917

Mark A. Schiavoni:
2005 Plan	0	0	32,134	0	446,101
Supplemental RSUs(4)	0	0	0	0	589,673

(1)
The amount of the executive contribution is solely from the voluntary deferral by the executive of the executive's designated compensation and does not include any separate Company contribution. These deferred amounts are included in the "Salary" and "Non-Equity Incentive Plan Compensation" columns in the Summary Compensation Table.

(2)
A portion of the amounts reported in this column is the above-market portion of interest accrued under the deferred compensation plan (also reported as compensation in the Summary Compensation Table), including: Mr. Brandt — $80,172; Mr. Hatfield — $6,808; Mr. Edington — $322,121; Mr. Falck — $28,263; and Mr. Schiavoni — $20,874.

(3)
The historical contributions of each Named Executive Officer to his aggregate balance at December 31, 2016, including "market rate" interest (as defined by the SEC) from the date of each contribution, is as follows: Mr. Brandt — $1,333,117; Mr. Hatfield — $141,270; Mr. Edington — $3,550,078; Mr. Falck — $0; and Mr. Schiavoni — $375,810. Of the totals in this column, the following amounts have been reported in the Summary Compensation Table in this Proxy Statement or in the Company's prior Proxy Statements: Mr. Brandt — $1,370,337; Mr. Hatfield — $148,377; Mr. Edington — $4,045,121; Mr. Falck — $140,953; and Mr. Schiavoni — $269,319.

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(4)
Supplemental RSUs were granted to each of the Named Executive Officers in 2011 and vested over a four-year period and earned additional Supplemental RSU's resulting from notional dividends on the vested Supplemental RSU's. The amount in the "Aggregate Balance at Last Fiscal Year End" column is calculated by multiplying the closing market price of our common stock at the end of 2016 ($78.03 per share as of December 30, 2016) by the number of vested Supplemental RSUs. The following table shows historical vesting by year:

	SUPPLEMENTAL RSUs			NOTIONAL SUPPLEMENTAL RSUs
	2013	2014	2015	2013	2014	2015	2016

Donald E. Brandt	10,790	5,395	5,395	1,339	1,412	1,926	929
James R. Hatfield	2,998	1,499	1,499	372	393	536	260
Randall K. Edington	5,994	5,994	0	745	1,290	561	518
David P. Falck	2,998	1,499	1,499	372	393	536	260
Mark A. Schiavoni	2,998	1,499	1,499	372	393	536	260

(5)
The terms of the 2012 Edington DCP Discretionary Credits are also discussed under the narrative disclosure accompanying the Summary Compensation Table and Grants of Plan-Based Awards table.

  Pursuant to the 2014 Supplemental Agreement, the Company granted the 2014 Edington DCP Discretionary Credits to Mr. Edington. The $800,000 of the 2014 Edington DCP Discretionary Credits that vested on June 30, 2016 have been included in the Summary Compensation Table since the performance condition was met. The remaining unvested $500,000 of the 2014 Edington DCP Discretionary Credits will be included in the Summary Compensation Table when the performance condition is met. The terms of the 2014 Edington DCP Discretionary Credits are also discussed in the narrative disclosure accompanying the Summary Compensation Table and Grants of Plan-Based Awards table.

  The amount in the "Registrant Contributions in Last Fiscal Year" column of this table for Mr. Edington represents $300,000 of the 2014 Edington DCP Discretionary Credits that were provided to Mr. Edington as of January 1, 2016.

(6)
Pursuant to Mr. Falck's offer letter, the terms of which are described under "Discussion of Nonqualified Deferred Compensation — DCP and 2005 Plan" below, the Company granted the Falck DCP Discretionary Credits to Mr. Falck. The remaining $100,000 of the Falck DCP Discretionary Credits vested on July 29, 2016 and have been included in the Summary Compensation Table since the performance condition was met.

Discussion of Nonqualified Deferred Compensation

DCP and 2005 Plan.    Effective January 1, 1992, the Company established The Pinnacle West Capital Corporation, Arizona Public Service Company, SunCor Development Company, and El Dorado Investment Company Deferred Compensation Plan (the "DCP"). Under the DCP, a participant who is an employee is allowed to defer up to 50% of annual base salary and up to 100% of year-end bonus, which would include awards under regular annual incentive plans, but not special incentive payments. A participant who is a member of the Board is allowed to defer up to 100% of the annual cash fees payable to the participant. Amounts deferred by participants are credited with interest at various rates in substantially the same manner as interest is credited pursuant to the 2005 Plan, as described below. Distributions may be made (1) within 60 days after the fifth year an amount was deferred, (2) on account of an unforeseen emergency, (3) on account of retirement after attaining age 65 with five years of service or after attaining age 55 with 10 years of service ("Retirement Benefit"), (4) on account of termination prior to retirement ("Termination Benefit"), (5) on account of disability, or (6) on account of death before termination of employment.

The Retirement Benefit and Termination Benefit are payable in a lump sum or in 5, 10, or 15 equal annual installments, as elected by the participant. Other benefits are generally paid in a lump sum. The method of crediting interest on lump sum and installment payments under the DCP is substantially the same as the method used in the 2005 Plan, as described below.

On December 15, 2004, the Board authorized the adoption of a new nonqualified deferred compensation plan for post-2004 deferrals (the "2005 Plan"). No future deferrals will be permitted under the DCP. The 2005 Plan, effective as of January 1, 2005, is based in large part on the DCP as described above. The 2005 Plan was adopted to comply with the requirements of Section 409A of the Code.

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Under the 2005 Plan, a participant who is an employee is allowed to defer up to 50% of the participant's base salary and up to 100% of the participant's bonus, including regular awards under annual incentive plans, but not special awards. A participant who is a member of the Board is allowed to defer up to 100% of the annual cash fees payable to the participant. Amounts deferred by participants are credited with interest at various rates, as described below. Deferral elections of base salary and director's fees must be made prior to the calendar year in which such base salary or director's fees will be paid. A deferral election with respect to a bonus must be made before the first day of the calendar year in which the bonus is earned. When making a deferral election, a participant also makes an election regarding the time and form of the participant's distributions from the 2005 Plan. Distributions from the 2005 Plan must be made in accordance with Section 409A of the Code. Distributions may be made (1) in January of the fifth year following the year in which an amount was deferred, (2) on account of an unforeseeable financial emergency, (3) either (i) termination of employment or (ii) the later of termination of employment or attainment of age 55, or (4) on account of death before termination of employment.

In the event of termination of employment, attainment of age 55 or death, the benefit is payable in a lump sum or in 5, 10 or 15 equal annual installments, as elected by the participant. Benefits in the other circumstances are generally paid in a lump sum.

The 2005 Plan provides for a single rate of interest that will be determined by the plan committee, but which rate shall in no event be less than the rate of interest equal to the 10-year U.S. Treasury Note rate as published on the last business day of the first week of October preceding a plan year. The plan committee set the rate at 7.5% for 2016.

Effective January 1, 2009, the Company amended the 2005 Plan to permit the Company, in its discretion, to award discretionary credits to participants. Discretionary credits generally will be paid at the time and in the form provided in the written award agreement.

The Company agreed in Mr. Falck's offer letter to make a $350,000 discretionary credit award to Mr. Falck in 2009, pursuant to the 2005 Plan (the "Falck DCP Discretionary Credits"). The first $250,000 vested on July 29, 2014 and the remaining $100,000 vested on July 29, 2016. The discretionary credit award earns interest in accordance with the 2005 Plan.

The Company agreed in Mr. Edington's 2012 Supplemental Agreement to the 2012 Edington DCP Discretionary Credits. All of the 2012 Edington DCP Discretionary Credits vested on December 31, 2014. The Company also agreed in Mr. Edington's 2014 Supplemental Agreement to the 2014 Edington DCP Discretionary Credits. Eight hundred thousand dollars of the 2014 Edington DCP Discretionary Credits vested on June 30, 2016. The remaining unvested $500,000 of the 2014 Edington DCP Discretionary Credits vest and become payable if the Company terminates Mr. Edington's employment without cause, or in the event of his death or disability. These awards are also described in the narrative disclosure accompanying the Summary Compensation Table and the Grants of Plan-Based Awards table.

Participation in both the DCP and the 2005 Plan is limited to officers, the Company's senior management group and directors of the Company and participating affiliates. The Company's obligations under the DCP and the 2005 Plan are unfunded (except in the limited change of control circumstance discussed below) and unsecured.

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Potential Payments upon Termination or Change of Control

This section describes the potential payments that each of the Named Executive Officers could receive following termination of employment, including through death, disability, retirement, resignation, involuntary termination (with or without cause) or a change of control of the Company (each, a "Termination Event"). We describe plans, agreements, or arrangements under which each Named Executive Officer could receive payments following a Termination Event, excluding those that do not discriminate in favor of our executive officers and that are available generally to all salaried employees and awards that are already vested ("Termination Plans"). The payments to the Named Executive Officers under the various Termination Event scenarios described in this section are not intended to affect the Company's obligations to the Named Executive Officers. Those obligations are subject to, and qualified by, the contracts or arrangements giving rise to such obligations. Unless we note otherwise, the discussion below assumes that any Termination Event took place on December 31, 2016 for each Named Executive Officer.

The Company does not have a severance plan that covers the Named Executive Officers. We also do not have traditional severance agreements or arrangements with our Named Executive Officers. We do have Change of Control Agreements, which are discussed below.

In addition to the termination payments set forth below, the Named Executive Officers would also receive a full distribution under the 2005 Plan (except in the case of the unvested 2014 Edington DCP Discretionary Credits, which are discussed separately below) and pension benefits. Amounts payable to Messrs. Brandt, Hatfield, Edington, Falck and Schiavoni under the 2005 Plan are set forth in the Nonqualified Deferred Compensation table, which also shows which part of the payment is interest paid by the Company and which part is the executive's contribution.

With respect to pension benefits, the amounts that each of the Named Executive Officers would receive under the Supplemental Plan in the event of a Termination Event are set forth in the Pension Benefits table; however, assuming that the Named Executive Officer had died on December 31, 2016, the amounts payable under the Supplemental Plan (and in the case of Mr. Edington, under the Supplemental Plan and his employment agreements), would have been as follows: Mr. Brandt — $9,908,187; Mr. Hatfield — $2,240,074; Mr. Edington — $17,216,390; Mr. Falck — $1,898,446; and Mr. Schiavoni — $1,930,108. These amounts are based on the following assumptions: (1) the Traditional Formula Benefit is paid in the form of a monthly annuity to the Named Executive Officer's spouse for life following his death and benefit payments commence immediately; (2) the Account Balance Benefit is paid in the form of an immediate lump sum to his spouse; and (3) in the case of Mr. Edington, 50% of the benefit is paid as an annuity and 50% of the benefit is paid as a lump sum to his spouse as provided in his employment agreements. Messrs. Brandt and Edington would have received $12,016,201 and $18,283,929 respectively in the event of a Termination Event other than death due to their qualification for early retirement on December 31, 2016, and these amount are based on the assumption that the benefit would be payable as a monthly annuity beginning on January 1, 2017.

The unvested 2014 Edington DCP Discretionary Credits would trigger a payment in connection with certain Termination Events, which are identified below. The agreements are discussed in

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the narrative disclosure accompanying the Summary Compensation Table and the Grants of Plan-Based Awards table and in the Discussion of Nonqualified Deferred Compensation.

With respect to the performance share awards, the recipient must remain employed with the Company throughout the performance period, unless the recipient meets any of the following exceptions, which would trigger a payment in connection with those certain Termination Events. In the case of the recipient's retirement while qualifying for Early Retirement or Normal Retirement (the "Retirement Qualified Employee") under the Retirement Plan, the employee is deemed to have been employed through the end of the performance period (with payout based on actual performance results). In the case of the recipient's retirement after reaching age 60 with five years of service, but not otherwise qualifying for Early Retirement or Normal Retirement under the Retirement Plan (a "Late Career Employee"), any performance share payout will vest pro-rata based on the number of days the recipient was employed during the performance period compared to the total number of days in the period. In the event the recipient is terminated for cause (regardless of the recipient's retirement date), the recipient shall not be deemed to have been employed through the end of the performance period and will forfeit the right to receive any payout. In the event of the death or disability of a Retirement Qualified Employee or a Late Career Employee, the employee is deemed to have been employed through the end of the performance period (with payout based on actual performance results). In the event the recipient's employment is terminated without cause during the performance period, the CEO in his discretion and with the Committee's approval may determine if, to what extent, and when, any unvested portion of the grant may vest.

With respect to RSUs, the recipient must remain employed with the Company through the applicable vesting date, unless the recipient meets any of the following exceptions, which would trigger a payment in connection with those certain Termination Events. If a Retirement Qualified Employee retires, the RSUs will fully vest and will be payable on the dates and in the percentages specified in the vesting schedule. If a Retirement Qualified Employee or a Late Career Employee dies or becomes disabled before the end of the vesting period, any outstanding RSUs will fully vest and will be payable no later than March 15 of the year following the year in which the event occurs. If a Late Career Employee retires, the recipient will receive a pro-rata payout of the portion that would have released on the next vesting date based on the number of days the recipient was employed from the last vesting date. In the event a recipient is terminated for cause, any award the recipient would otherwise be entitled to receive following the date of termination is forfeited. In the event a recipient is terminated without cause, the CEO in his discretion and with the Committee's approval may determine if, and to what extent, any unvested portion of the grant will vest.

As described in the next paragraph, if a recipient's rights are adequately protected, a change of control will not result in any acceleration of a recipient's performance shares or RSUs. However, if a change of control occurs and the conditions of the following paragraph are not met, immediately prior to the change of control, the RSUs and performance shares will convert to either cash or stock, at the election of the recipient, and shall immediately vest. In converting the performance shares, the recipient will receive the number of shares of stock or the cash equivalent that would have been earned at the target level of performance, unless the Committee determines that a higher level of attained performance is reasonably ascertainable as of a specified date prior to the closing of the change of control transaction. The dividend equivalent awards will be paid in cash or stock as determined in accordance with the applicable award agreement.

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Prior to a change of control, the Board may determine that no change of control shall be deemed to have occurred or that some or all of the enhancements to the rights of the recipient shall not apply to specified awards. The Board may exercise such override authority only if, before or immediately upon the occurrence of the specified event that would otherwise constitute a change of control, the Board reasonably concludes in good faith, that: (1) recipients holding awards affected by action of the Board override shall be protected by legally binding obligations of the Company or the surviving entity or the parent thereof because such awards (A) shall remain outstanding following consummation of all transactions involved in or contemplated by such change of control, (B) shall be assumed and adjusted by the surviving entity resulting from such transactions or the parent thereof, or (C) shall be exchanged for new awards issued by the surviving entity resulting from such transaction or the parent thereof; and (2) changes in the terms of the award resulting from such transactions will not materially impair the value of the awards to the participants or their opportunity for future appreciation in respect of such awards.

The Company has entered into identical Change of Control Agreements with each of its executive officers, including each of the Named Executive Officers. The Company believes that these agreements provide stability for its key management in the event the Company experiences a change of control. The agreements contain a "double-trigger" that provides for certain payments if, during the two-year period following a change of control of the Company (the "first trigger"), the Company terminates the officer's employment for any reason other than death, disability or cause or the executive terminates his or her own employment following a significant and detrimental change in the executive's employment (the "second trigger"). In case of an officer's retirement, death or disability, no payments are made under the officer's Change of Control Agreement, except for the payment of accrued benefits; however, if the officer dies following the officer's receipt of a second trigger termination notice, the officer's estate will receive the change of control payments the officer would have received if the officer had survived. Pursuant to the Change of Control Agreement, each of the Named Executive Officers is obligated to hold in confidence any and all information in his possession as a result of his employment, during and after the Named Executive Officer's employment with the Company is terminated.

The termination payment, if required, is an amount equal to 2.99 times the sum of the executive's annual salary at the time of the change of control plus the annual bonus (including incentive plan payments), as determined by an average over the last four-years preceding termination. In addition, the executive is entitled to continued medical, dental, and group life insurance benefits at a shared cost until the end of the second year following the calendar year of termination. Outplacement services are also provided. The executive officer may also be entitled to the acceleration of benefits as set forth in the 2012 Plan, the 2007 Long-Term Incentive Plan, or any related award agreement. If the limitations described in Section 280G of the Code are exceeded, the Company will not be able to deduct a portion of its payments. In addition, if these limitations are exceeded, Section 4999 of the Code imposes an excise tax on all or part of the total payments. In certain of the agreements, an additional gross-up payment equal to the excise tax (plus any penalties and interest) imposed on or with respect to the total payments is provided.

In May 2009, the Company determined that, on a going-forward basis, it would no longer provide excise tax gross-up payments in new and materially amended agreements with its Named Executive Officers. In unusual circumstances where the Company believes that accommodations have to be made to recruit a new executive to the Company, limited

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reimbursement for taxes payable may be included in an executive's contract; but even in those circumstances, the excise tax gross-ups will be subject to a three-year sunset provision.

A change of control under the Change of Control Agreement includes: (1) an unrelated third-party's acquisition of 20% or more of the Company's or APS's voting stock; (2) a merger or consolidation where either the Company or APS combines with any other corporation such that the Company's or APS's outstanding voting stock immediately prior to merger or consolidation represents less than 60% of the voting stock of the Company or APS immediately after the merger or consolidation, but excluding a merger or consolidation effected to implement a recapitalization in which no unrelated third-party acquires more than 20% of the voting stock of the Company or APS; (3) a sale, transfer, or other disposition of all or substantially all of the assets of the Company or APS to an unrelated third-party; or (4) the case where the composition of either the Board of the Company or of APS changes such that the members of the Board of the Company (the "Company Incumbent Board") or of APS (the "APS Incumbent Board"), as of July 31, 2007 (and with respect to Messrs. Hatfield, Falck, and Schiavoni as of July 31, 2008) no longer comprises at least two-thirds of the Company's or APS's Board of Directors. For purposes of this later provision, a person elected to either Board is treated as a member of the Company Incumbent Board or APS Incumbent Board if his or her nomination or election by shareholders was approved by a two-thirds vote of the members then comprising the Company Incumbent Board or APS Incumbent Board, and it does not include anyone who became a director in an actual or threatened election contest relating to the election of directors.

Each of the agreements terminates on December 31st of each year upon six months advance notice by the Company to the executive officer; if the six months advance notice is not given, the agreements will continue for successive one-year periods until the notice is given. The Company is required to deposit into a trust sufficient funds to pay obligations under the DCP, 2005 Plan and the Supplemental Plan in the case of an actual or potential change of control.

The following tables quantify the amounts that would have been payable to each Named Executive Officer if the indicated Termination Event had taken place on December 31, 2016. In the tables:

•
We assume full vesting of outstanding performance shares (at the target level) and RSUs upon a change of control. The performance shares and RSUs for the named Executive Officers vest upon a change of control whether or not there is a subsequent termination of employment (subject however, to the Board's ability to override the vesting), plus, where applicable, dividend equivalents.

•
Retirement benefits payable to Mr. Brandt and Mr. Edington include full vesting of outstanding performance shares (at the target level) and RSUs, retirement benefits payable to Mr. Falck and Mr. Schiavoni include a pro-rata vesting of outstanding performance shares (at the target level) and RSUs, plus, in all cases where applicable, dividend equivalents.

•
Death or disability benefits payable to Messrs. Brandt, Edington, Falck and Schiavoni include full vesting of outstanding performance shares (at the target level) and RSUs and $500,000 of the 2014 Edington DCP Discretionary Credits plus interest.

•
The amounts in the "All Other Termination Events" columns consist of a payment upon termination without cause of $500,000 of the 2014 Edington DCP Discretionary Credits plus interest for Mr. Edington because the remaining unvested $500,000 of the 2014 Edington

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  DCP Discretionary Credits vest and become payable if the Company terminates Mr. Edington's employment without cause.

Subject to the foregoing, the following tables describe the amounts that would have been payable to each Named Executive Officer if a Termination Event had taken place on December 31, 2016:

Donald E. Brandt:

COMPONENT OF PAY	QUALIFYING TERMINATION OF EMPLOYMENT IN CONNECTION WITH A CHANGE OF CONTROL ($)		DEATH OR DISABILITY ($)	RETIREMENT ($)	ALL OTHER TERMINATION EVENTS ($)

Performance Shares	9,801,345	(1)	6,663,305	6,663,305	0
RSUs	6,165,757	(1)	6,165,757	6,425,942	0
Severance Benefits	9,619,220		0	0	0
Present Value of Medical, Dental, and Life Insurance Benefits	34,739		0	0	0
Outplacement Services	10,000		0	0	0
TOTAL:	25,631,061		12,829,062	13,089,247	0

(1)
The Performance Shares and RSUs are accelerated upon a change of control only if the Board does not exercise its override authority.

James R. Hatfield:

COMPONENT OF PAY	QUALIFYING TERMINATION OF EMPLOYMENT IN CONNECTION WITH A CHANGE OF CONTROL ($)		ALL OTHER TERMINATION EVENTS ($)

Performance Shares	1,771,247	(1)	0
RSUs	1,113,999	(1)	0
Severance Benefits	3,296,102		0
Present Value of Medical, Dental, and Life Insurance Benefits	41,921		0
Outplacement Services	10,000		0
Excise Tax Gross-Up	2,190,087		0
TOTAL:	8,423,356		0

(1)
The Performance Shares and RSUs are accelerated upon a change of control only if the Board does not exercise its override authority.

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Randall K. Edington:

COMPONENT OF PAY	QUALIFYING TERMINATION OF EMPLOYMENT IN CONNECTION WITH A CHANGE OF CONTROL ($)		DEATH OR DISABILITY ($)		RETIREMENT ($)	ALL OTHER TERMINATION EVENTS ($)

Performance Shares	1,274,591	(1)	908,751		908,751	0
RSUs	807,586	(1)	807,586		842,344	0
Severance Benefits	5,758,903		0		0	0
Present Value of Medical, Dental, and Life Insurance Benefits	30,442		0		0	0
Retiree Medical Benefits	45,790		37,410	(Death)	0	71,442
			71,442	(Disability)
Outplacement Services	10,000		0		0	0
Edington DCP Discretionary Credits	0		588,354		0	588,354
TOTAL:	7,927,312		2,342,101	(Death)	1,751,095	659,796
			2,376,133	(Disability)

(1)
The Performance Shares and RSUs are accelerated upon a change of control only if the Board does not exercise its override authority.

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David P. Falck:

COMPONENT OF PAY	QUALIFYING TERMINATION OF EMPLOYMENT IN CONNECTION WITH A CHANGE OF CONTROL ($)		DEATH OR DISABILITY ($)	RETIREMENT ($)	ALL OTHER TERMINATION EVENTS ($)

Performance Shares	1,699,914	(1)	1,135,895	563,109	0
RSUs	1,066,657	(1)	1,066,657	396,940	0
Severance Benefits	2,967,847		0	0	0
Present Value of Medical, Dental, and Life Insurance Benefits	27,227		0	0	0
Outplacement Services	10,000		0	0	0
TOTAL:	5,771,645		2,202,552	960,049	0

(1)
The Performance Shares and RSUs are accelerated upon a change of control only if the Board does not exercise its override authority.

Mark A. Schiavoni:

COMPONENT OF PAY	QUALIFYING TERMINATION OF EMPLOYMENT IN CONNECTION WITH A CHANGE OF CONTROL ($)		DEATH OR DISABILITY ($)	RETIREMENT ($)	ALL OTHER TERMINATION EVENTS ($)

Performance Shares	2,124,437	(1)	1,592,363	776,971	0
RSUs	1,340,240	(1)	1,340,240	464,692	0
Severance Benefits	3,522,106		0	0	0
Present Value of Medical, Dental, and Life Insurance Benefits	36,276		0	0	0
Outplacement Services	10,000		0	0	0
Excise Tax Gross-Up	2,689,168		0	0	0
TOTAL:	9,722,227		2,932,603	1,241,663	0

(1)
The Performance Shares and RSUs are accelerated upon a change of control only if the Board does not exercise its override authority.

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Equity Compensation Plan Table

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2016 with respect to the 2012 Plan and the 2007 Long-Term Incentive Plan ("2007 Plan"), under which our equity securities are currently authorized for issuance.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)

Equity compensation plans approved by security holders	1,570,485	—	2,469,157
Equity compensation plans not approved by security holders	—	—	—

Total	1,570,485	—	2,469,157

(1)
This amount includes shares subject to outstanding performance share awards and restricted stock unit awards at the maximum amount of shares issuable under such awards. However, payout of the performance share awards is contingent on the Company reaching certain levels of performance during a three-year performance period. If the performance criteria for these awards are not fully satisfied, the award recipient will receive less than the maximum number of shares available under these grants and may receive nothing from these grants.

(2)
The weighted-average exercise price in this column does not take performance share awards or restricted stock unit awards into account, as those awards have no exercise price.

(3)
Awards under the 2012 Plan can take the form of options, stock appreciation rights, restricted stock, performance shares, performance share units, performance cash, stock grants, stock units, dividend equivalents, and restricted stock units. Additional shares cannot be awarded under the 2007 Plan. If an award under the 2012 Plan is forfeited, terminated or canceled, expires, the shares subject to such award, to the extent of the forfeiture, termination, cancellation or expiration, may be added back to the shares available for issuance under the 2012 Plan.

Equity Compensation Plans Approved By Security Holders

Amounts in column (a) in the table above include shares subject to awards outstanding under two equity compensation plans that were previously approved by our shareholders: (a) the 2007 Plan, which was approved by our shareholders at our 2007 Annual Meeting of Shareholders and under which no new stock awards may be granted; and (b) the 2012 Plan, which was approved by our shareholders at our 2012 Annual Meeting of Shareholders (the "2012 Annual

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Meeting"). See Note 15 of the Notes to Consolidated Financial Statements in the 2016 Form 10-K for additional information regarding these plans.

Equity Compensation Plans Not Approved by Security Holders

The Company does not have any equity compensation plans under which shares can be issued that have not been approved by the shareholders.

Human Resources Committee Interlocks and Insider Participation

The members of the Human Resources Committee in 2016 were Ms. Munro, Drs. Cortese and Herberger and Messrs. Fox and Lopez. None of the members of the Human Resources Committee is or has been an officer or employee of the Company or any of its subsidiaries and no executive officer of the Company served on the compensation committee or board of any company that employed, or had as an officer, any member of the Human Resources Committee or the Board.

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Directors' Compensation

Compensation of the directors for 2016 was as follows:

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(2)	ALL OTHER COMPENSATION ($)	TOTAL ($)

Donald E. Brandt(3)	0	0	0	0	0

Denis A. Cortese, M.D.	98,333	106,762	0	0	205,095

Richard P. Fox	98,333	106,762	1552	0	206,647

Michael L. Gallagher	110,833	106,762	83,845	0	301,440

Roy A. Herberger, Jr., Ph.D.	110,833	106,762	39,927	0	257,522

Dale E. Klein, Ph.D.	98,333	106,762	0	0	205,095

Humberto S. Lopez	110,833	106,762	95,187	0	312,782

Kathryn L. Munro	121,667	106,762	17,337	0	245,766

Bruce J. Nordstrom	110,833	106,762	44,722	0	262,317

Paula J. Sims(4)	16,667	75,164	0	0	91,831

David P. Wagener	98,333	106,762	0	0	205,095

(1)
In accordance with FASB ASC Topic 718, this amount reflects the aggregate grant date fair value of the stock awards. On May 18, 2016, all of the directors at that time received a grant of either common stock or stock units ("SUs"), based on an election previously delivered to the Company. All directors received common stock except for Messrs. Fox and Gallagher, Drs. Herberger and Klein, and Ms. Munro, who each received SUs. Under the terms of the SUs, Messrs. Fox and Gallagher and Dr. Herberger will receive 50% of the SUs in cash and 50% of the SUs in common stock, and Dr. Klein and Ms. Munro will receive one share of common stock for each SU. Messrs. Fox and Gallagher, Dr. Klein and Ms. Munro will receive the cash or stock, as applicable, on the last business day of the month following the month in which they separate from service on the Board, and Dr. Herberger will receive the cash and stock on January 2, 2018. The number of shares of common stock or SUs granted was 1,509, and the grant date fair value of each share of common stock or SU is $70.75, which was the closing stock price on May 18, 2016. As of December 31, 2016, the following directors had the following outstanding RSU or SU awards: Mr. Fox — 1,509; Mr. Gallagher — 11,927; Dr. Herberger — 8,577; Dr. Klein — 11,978; and Ms. Munro — 9,933. Ms. Sims received a pro-rata grant of common stock based on her service on the Board starting in October 2016 in the amount of 1,005; the shares have a grant date fair value of $74.79.

(2)
The Company does not have a pension plan for directors. The amount in this column consists solely of the above-market portion of annual interest accrued under a deferred compensation plan pursuant to which directors may defer all or a portion of their Board fees. See the discussion of the rates of interest applicable to the deferred compensation program under "Discussion of Nonqualified Deferred Compensation".

(3)
Mr. Brandt is a Named Executive Officer and his compensation is set forth in the Summary Compensation Table. Only non-management directors are compensated for Board service.

(4)
Ms. Sims joined the Board in October 2016.

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DIRECTORS' COMPENSATION

Discussion of Directors' Compensation

The Human Resources Committee makes recommendations to the Board for compensation, equity participation, and other benefits for directors. The director compensation program consists of the following components:

COMPENSATION COMPONENT	AMOUNT ($)

Annual Retainer	100,000
Audit Committee, Human Resources Committee, Finance Committee, and Nuclear and Operating Committee Chairs Annual Retainers	12,500
Lead Director Annual Retainer (Lead Director serves as Chair of Corporate Governance Committee for no additional compensation)	25,000
Annual Equity Grant	Shares with a value of approximately $110,000 on the grant date

If the shareholders approve Proposal 4 — Re-Approval of the Material Terms of the Performance Goals under, and an Approval of an Amendment to, the 2012 Long-Term Incentive Plan, the value of future awards to the non-employee directors may not exceed $500,000 per fiscal year per individual.

Directors had an option to either receive the stock grant on May 18, 2016 or defer the receipt until a later date. A director who elected to defer his or her receipt of stock received SUs in lieu of the stock grant. Those directors who elected to receive SUs were able to elect to receive payment for the SUs in either (1) stock or (2) 50% in stock and 50% in cash. The directors also elected whether to receive these payments either (1) as of the last business day of the month following the month in which the director separates from service on the Board, or (2) as of a date specified by the director, which date must be after December 31 of the year in which the grant was received. The SUs accrue dividend rights equal to the amount of dividends the director would have received if the director had directly owned one share of our common stock for each SU held, plus interest at the rate of 5% per annum, compounded quarterly. The manner of payment for the dividends and interest will be based on the director's election for payment of the SUs.

Directors of Pinnacle West also serve on the APS Board of Directors for no additional compensation. The Company reimburses Board members for expenses associated with Board meetings and director education programs.

A comparison against the compensation programs of our current Peer Group is generally performed every two years, and a study was last performed in December 2015, at which time the Board approved increasing the value of the annual retainer from $95,000 to $100,000, the annual equity grant from $100,000 to $110,000, and the Lead Director annual retainer from $20,000 to $25,000. These changes went into effect in May 2016. The Consultant reviewed the study, validated the methodology, and concluded that the new amounts were within the competitive range.

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DIRECTORS' COMPENSATION

Director Stock Ownership Policy

The Company believes that directors should have a meaningful financial stake in the Company to align their personal financial interests with those of the Company's shareholders.

In January 2010, the Board adopted a revised stock ownership policy for non-management directors. Each director is required to hold or control Company common stock, RSUs, or SUs with a value of at least three times the annual cash retainer fee paid to directors. Directors will have until the later of January 2013 or three-years following the date they become a director to reach the required ownership level. A director may not pledge, margin, hypothecate, hedge, or otherwise grant an economic interest in any shares of Company stock while serving as a director whether or not his or her ownership requirement is met. This restriction shall extend to the purchase or creation of any short sales, zero-cost collars, forward sales contracts, puts, calls, options or other derivative securities in respect of any shares of Company stock. The Corporate Governance Committee may grant exceptions to this policy for hardship or other special circumstances.

All of the directors are in compliance with the Director Stock Ownership Policy.

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Proposal 2 — Advisory Vote on Executive Compensation

Section 14A of the Exchange Act requires U.S. public corporations to provide for an advisory (non-binding) vote on executive compensation ("Say-on-Pay").

As discussed in more detail in our CD&A and the accompanying tables and narrative, the Company has designed its executive compensation program to align executives' interests with those of our shareholders, make executives accountable for business and individual performance by putting pay at risk, and attract, retain and reward the executive talent required to achieve our corporate objectives and to increase long-term shareholder value. We believe that our compensation policies and practices promote a pay at risk philosophy and, as such, are aligned with the interests of our shareholders.

In deciding how to vote on this proposal, the Board points out the following factors, many of which are more fully discussed in the CD&A:

•
Our Human Resources Committee has designed the compensation packages for our Named Executive Officers to depend significantly on putting pay at risk by tying pay to the achievement of goals that the Human Resources Committee believes drive long-term shareholder value;

•
The Company had a highly successful year in 2016, as discussed under "2016 Performance Highlights" in the Proxy Statement Summary;

•
Our pay practices are designed to encourage management to not take unacceptable risks;

•
We engage in continual benchmarking in order to confirm that our programs are comparable to the companies in our Peer Group; and

•
We believe that the Company's executive compensation program is well suited to promote the Company's objectives in both the short- and long-term.

The Board strongly endorses the Company's executive compensation program and recommends that the shareholders vote in favor of the following resolution:

    RESOLVED, that the compensation paid to the Company's Named Executive Officers as disclosed in this Proxy Statement in the CD&A, the compensation tables and the narrative discussion, is hereby approved.

Because your vote is advisory, it will not be binding upon the Human Resources Committee or the Board. However, we value our shareholders' opinions, and we will consider the outcome of the vote when determining future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION

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Proposal 3 — Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

Section 14A of the Exchange Act requires U.S. public corporations to provide for an advisory (non-binding) vote on the frequency of holding advisory Say-on-Pay votes every six years. As such, the Company is presenting this proposal, which gives you as a shareholder the opportunity to express your view on whether Say-on-Pay votes should occur every one, two or three years. You have the option to vote for any one of the three options, or to abstain from the matter.

As discussed above, the Company has designed its executive compensation program to align executives' interests with those of our shareholders, make executives accountable for business and individual performance by putting pay at risk, and attract, retain and reward executive talent required to achieve our corporate objectives and to increase long-term shareholder value.

Starting with our annual meeting held in 2011, we have held annual Say-on-Pay advisory votes. The Board of Directors has determined that continuing the annual advisory Say-on-Pay vote is the best approach for the Company because:

•
It provides contemporaneous and more direct feedback from our shareholders regarding our compensation practices and policies;

•
It provides a higher level of accountability to the shareholders;

•
An annual vote furthers our commitment to maintaining high standards of corporate governance; and

•
If we receive a negative response to our "Say-on-Pay" vote, we will be able to make changes to our practices quickly and receive shareholder feedback on those changes within a year.

Similar to the Say-on-Pay vote, because your vote is advisory, it will not be binding upon the Human Resources Committee or the Board. However, we value our shareholders' opinions and will consider the outcome of the vote in determining how often we will hold a Say-on-Pay vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR A ONE-YEAR ADVISORY VOTE ON SAY-ON-PAY

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Proposal 4 — Re-Approval of the Material Terms of the Performance Goals under, and Approval of an Amendment to, the 2012 Long-Term Incentive Plan

We are asking our shareholders for (a) re-approval of the material terms of the performance goals under the 2012 Plan in order to satisfy the shareholder approval requirements of Section 162(m) of the Code ("Section 162(m)") and (b) approval of the First Amendment to the 2012 Plan (the "First Amendment"), which limits the value of awards that may be granted to non-employee Board members of the Company.

For purposes of this proposal, the term "Amended 2012 Plan" refers to the 2012 Plan as amended by the First Amendment, which is attached as Appendix A. If approved by our shareholders, the First Amendment would be effective as of May 17, 2017.

SHAREHOLDERS ARE NOT BEING ASKED TO:

•
APPROVE ANY ADDITIONAL SHARES FOR ISSUANCE UNDER THE 2012 PLAN;

•
EXTEND THE TERM OF THE PLAN;

•
TO MODIFY THE TERMS OF THE 2012 PLAN (OTHER THAN TO APPROVE THE NEW LIMIT ON THE VALUE OF AWARDS GRANTED TO NON-EMPLOYEE BOARD MEMBERS OF THE COMPANY AS SET FORTH IN THE FIRST AMENDMENT); OR

•
TO APPROVE ANY INCREASE TO ANY OF THE ANNUAL LIMITS ON AWARDS THAT CURRENTLY EXIST IN THE 2012 PLAN.

Section 162(m) Provisions

The 2012 Plan allows the Human Resources Committee (for purposes of this Proposal 4, the "Committee") to grant awards that are intended to qualify for the "performance-based compensation" exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m). In order to continue to grant awards that are intended to qualify for the performance-based compensation exception, the material terms of the performance goals under the 2012 Plan must be disclosed to, and approved by, our shareholders every five years. For this purpose, the material terms of the performance goals include the class of person eligible to receive awards under the 2012 Plan, the performance criteria on which the 162(m) performance goals are based, and the maximum performance-based award payable to any one participant under the 2012 Plan. These material terms of the performance goals are described below under "Eligibility," "Limitation on Awards to Participants," and "Performance-Based Awards."

Our shareholders last approved the material terms of the performance goals under the 2012 Plan at our 2012 Annual Meeting. Accordingly, in order to allow the Committee to continue to grant awards that are intended to qualify for the "performance-based compensation" exception

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to the limitation on the deduction of compensation imposed by Section 162(m), our Board is asking our shareholders to re-approve the material terms of the performance goals under the Amended 2012 Plan.

Limit on the Value of Awards Granted to Non-Employee Board Members of the Company

The 2012 Plan provides our Committee with the discretion to grant awards to Board members of the Company. The 2012 Plan does not currently impose any special limit on the value of awards that may be granted to non-employee Board members other than the limits that are generally applicable to awards (these general limits are described below under "Limitation on Awards to Participants"). In February 2017, our Board approved the First Amendment, which imposes a limit on the value of awards that may be granted to any one non-employee Board member in any one calendar year (based on the grant date value of such awards), plus the aggregate amount of all cash fees earned and paid or payable to any one non-employee Board member for the same year, in a total amount of $500,000. By this proposal, our Board is asking our shareholders to approve the First Amendment to impose a special limit on the value of awards that may be granted to non-employee Board members of the Company.

Effect of Shareholder Approval

If this proposal is approved, (a) the material terms of the performance goals under the Amended 2012 Plan will be re-approved, which will allow the Committee to continue to grant performance-based awards intended to qualify for the "performance-based compensation" exception to the limitation on the deduction of compensation imposed by Section 162(m) and (b) the Amended 2012 Plan will impose a limit on the value of awards that may be granted to individual non-employee Board members of the Company per calendar year (based on the grant date value of the awards), plus the aggregate amount of all cash fees earned and paid or payable to an individual non-employee Board member for the same year, in a total amount of $500,000. If this proposal is not approved, (a) the material terms of the performance goals under the Amended 2012 Plan will remain as they exist in the 2012 Plan today but some of the compensation paid to the Company's most highly-compensated executives may not be deductible under Section 162(m), resulting in additional costs to the Company, and (b) an individual limit will not be imposed on annual grants to non-employee Board members of the Company.

Summary Description of the Amended 2012 Plan

Set forth below is a summary of the material features of the Amended 2012 Plan. The summary is qualified in its entirety by the full text of the First Amendment and the Amended 2012 Plan, which is attached to this Proxy Statement as Appendix B and is marked to show the changes to be made pursuant to the First Amendment. Other than the proposed $500,000 limit on grants and cash fees to non-employee Board members of the Company, the terms of the Amended 2012 Plan are identical to the terms of the 2012 Plan that were approved by our shareholders at the 2012 Annual Meeting.

Administration.    The Amended 2012 Plan will be administered by the Committee. The Committee shall consist of at least two directors each of whom qualifies as a "non-employee director" as defined in Rule 16b-3(b)(3) of the Exchange Act, and an "outside director" under Section 162(m) of the Code. The Committee's powers are described in Section 3.3 of the Amended 2012 Plan and include, but are not limited to, determining eligibility to receive an

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PROPOSAL 4 — APPROVAL OF AMENDED 2012 PLAN

award, determining the amount and types of awards that may be granted to a participant, and determining all other terms and conditions that apply to awards.

Eligibility.    Persons eligible to participate in the Amended 2012 Plan include all employees, officers and Board members of the Company and its affiliates. In addition, on a case-by-case basis, the Committee may grant awards to consultants and advisors to the Company and its affiliates subject to terms and conditions determined by the Committee. Awards may also be made to prospective members of the Board, employees, officers, consultants or advisors. Such awards must specifically provide that no portion of the award will vest, become exercisable or be issued prior to the date on which the individual becomes employed or begins providing services to the Company or its subsidiaries.

Shares Available Under the Amended 2012 Plan.    The original aggregate number of shares of stock reserved and available for issuance pursuant to the 2012 Plan was 4,595,500 shares of the Company's common stock (subject to reduction by one share for each share that was subject to any award granted under any prior plan in the period beginning on January 1, 2012 and ending on the date the shareholders approved the 2012 Plan). Shareholders are not being asked to approve any additional shares for issuance under the Amended 2012 Plan. The amount of stock reserved for issuance pursuant to the Amended 2012 Plan is subject to proportionate adjustment by the Committee in the event of any issuance of rights or warrants to purchase securities, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of stock, or any similar corporate transaction or event in respect of the stock.

For purposes of calculating the number of shares of stock available for awards under the Amended 2012 Plan, the following share counting rules shall apply:

•
Shares of stock that are potentially deliverable under any award granted under the Amended 2012 Plan, or any award outstanding under any prior plan on or after December 31, 2011, that expires or is canceled, forfeited, or otherwise terminated without a delivery of such shares will not be counted against the limit of shares available for issuance under the Amended 2012 Plan and will again be available for grant under the Amended 2012 Plan.

•
Shares of stock that could have been issued in connection with an award but are not delivered because such award is settled in cash, will not be counted against the limit of shares available for issuance under the Amended 2012 Plan and will again be available for grant under the Amended 2012 Plan.

•
Dividend equivalent awards that are paid in cash will not be counted against the limit of shares available for issuance under the Amended 2012 Plan.

•
The exercise of a stock-settled Stock Appreciation Rights ("SAR") or net-cashless exercise of an option (or a portion thereof) will reduce the number of shares of stock available for issuance under the Amended 2012 Plan by the entire number of shares of stock subject to that SAR or option (or applicable portion thereof), even though a smaller number of shares of stock will be issued upon such an exercise.

•
Shares of stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award will not become available for grant or sale under the Amended 2012 Plan.

•
Shares of stock purchased on the open market with cash proceeds generated by the exercise of an option will not increase or replenish the number of shares available for grant.

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The Committee may adopt such other reasonable rules and procedures as it deems to be appropriate for purposes of determining the number of shares of stock that are available for awards under the Amended 2012 Plan.

Limitation on Awards to Participants.    No more than 500,000 shares of stock may be subject to stock option or SAR awards granted to any one participant during any one calendar year. The maximum number of shares of stock that may be issued as incentive stock options under the Amended 2012 Plan is 1,000,000. The maximum performance-based award (other than a performance cash award) payable to any one participant pursuant to the Amended 2012 Plan during a 12-month performance period is 500,000 shares of stock or the cash equivalent. The maximum performance cash award payable to any one participant pursuant to the Amended 2012 Plan for any 12-month performance period is $10,000,000. If a performance period is less than or exceeds 12 months, the limitations described in the two preceding sentences will be reduced or increased proportionately, as the case may be. In addition, if this proposal is approved, the Amended 2012 Plan would impose a limit on the value of grants (based on the grant date value of the awards) to any individual non-employee Board member of the Company, plus the aggregate amount of all cash fees earned and paid or payable to any one non-employee Board member for the same year, in a total amount of $500,000 per calendar year . As of March 9, 2016, the stock's closing price on the New York Stock Exchange was $80.87 per share.

Awards.    Each of the following types of awards may be granted pursuant to the Amended 2012 Plan:

Restricted Stock.    A restricted stock award gives the participant the right to receive a specified number of shares of stock at a purchase price determined by the Committee (including and typically zero). Restricted stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose. Except as otherwise provided by the Committee, during the restriction period, participants holding shares of restricted stock may not exercise voting rights with respect to such shares. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the award or thereafter. As a general rule, if a participant terminates employment when the stock is subject to restrictions, the participant forfeits the unvested restricted stock. The Committee may, in its discretion, waive the restrictions in whole or in part in the event of a termination of employment.

Restricted Stock Units.    A restricted stock unit award gives the participant the right to receive stock, or a cash payment equal to the fair market value of the stock (determined as of a specified date), subject to any vesting or other restrictions the Committee deems appropriate. The restrictions will lapse in accordance with a schedule or other conditions as determined by the Committee. As a general rule, if a participant terminates employment when the restricted stock units are subject to restrictions, the participant forfeits the unvested restricted stock units. The Committee may, in its discretion, waive the restrictions in whole or in part.

Stock Grant Awards.    A stock grant award gives the participant the right to receive, or the right to purchase at a predetermined price, shares of stock free from vesting restrictions. The purchase price, if any, for a stock grant award shall be payable in cash or other form of consideration acceptable to the Committee. A stock grant award may be granted or sold as consideration for past services, other consideration or in lieu of cash compensation due to any participant.

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Stock Unit Awards.    A stock unit award gives the participant the right to receive a designated number of shares of stock, or a cash payment equal to the fair market value (determined as of a specified date) of a designated number of shares of stock, in the future free of any vesting restrictions. A stock unit award may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to any participant.

Dividend Equivalent Awards.    A dividend equivalent award gives the participant the right to receive a credit when a dividend is declared on the Company's stock. Dividend equivalents are credited as of dividend payment dates during the period between the date of grant and the date the award is exercised, vests or expires. In no event may a dividend equivalent award made with respect to a restricted stock unit award that vests based on the achievement of performance goals, or with respect to a performance share unit or performance share award, be paid unless and until such award vests or is earned by satisfaction of the applicable performance goals. A dividend equivalent award shall initially be expressed in terms of cash or shares of stock, depending on the way in which the dividends to which it relates are declared. The Committee will specify when the dividend equivalents will be converted to cash or stock, the formula for conversion and any restrictions or limitations on the conversion. Dividend equivalents will not be granted with respect to options or SARs.

Performance Share Awards.    A performance share award gives the participant the right to receive a specified number of shares of stock if one or more performance goals specified by the Committee are satisfied. Performance may be measured on a specific date or dates or over any period or periods as determined by the Committee.

Performance Share Units.    A performance share unit award gives the participant the right to receive a specified number of shares of stock or cash in an amount equal to the fair market value of the stock (determined as of a specified date) if one or more performance goals specified by the Committee are satisfied. Performance may be measured on a specified date or dates or over any period or periods as determined by the Committee.

Performance Cash.    A performance cash award gives the participant the right to receive a cash payment if certain performance goals as specified by the Committee are satisfied. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee.

Stock Options.    An option entitles the participant to purchase shares of stock in the future at a specified price. The Committee may grant both incentive stock options and nonqualified stock options under the Amended 2012 Plan. Incentive stock options will only be granted to participants who are employees. The exercise price of all stock options granted under the Amended 2012 Plan will be at least 100% of the fair market value of the stock on the date that the option is granted. Stock options may be exercised as determined by the Committee provided that the term of any option granted under the Amended 2012 Plan shall not exceed ten years from the date of grant. The exercise price for any option shall be paid in cash or shares of stock held longer than six months, however, the Committee may prescribe other methods by which the exercise price of an option may be paid and the methods by which shares of stock may be delivered to participants; however, the exercise price may not be paid with a promissory note. The Committee may not reprice options previously granted under the Amended 2012 Plan.

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Stock Appreciation Rights.    A SAR entitles the participant to share in the appreciation on one share of stock. Appreciation is calculated as the excess of (i) the fair market value on the date of exercise over (ii) the base value of the SAR as determined by the Committee, which shall not be less than the fair market value on the date of grant (or such higher amount determined by the Committee). Unless otherwise provided by the Committee, SARs shall vest and become exercisable in three equal installments on the first, second and third anniversaries of the date of grant, expire on the earlier of a participant's termination of employment or the tenth anniversary of the date of grant and payment for SARs shall be made in stock. The Committee will determine the terms and conditions of any SAR at the time of the grant. A SAR may not be amended, modified or repriced to reduce the exercise price after the date of grant.

Performance-Based Awards.    When the Committee grants restricted stock, restricted stock units, stock grants, stock units, dividend equivalent awards, performance shares, performance share units, and performance cash awards, it may designate the awards as "performance-based awards." Performance-based awards are subject to the provisions of Article 13 of the Amended 2012 Plan, which are intended to qualify the awards for the "performance-based compensation" exception to the limitations on the deduction of compensation imposed by Section 162(m). Section 162(m) only applies to "covered employees," as defined in Section 162(m). Therefore, only covered employees will receive awards that will be classified as performance-based awards. If the Committee designates a particular award as a performance-based award, the Committee will administer the award in a manner that will allow the award to qualify for the "performance-based compensation" exception to Section 162(m). Nevertheless, the requirements of this exception are complex and in some respects vague and difficult to apply. Consequently, we cannot guarantee that compensation that is intended to qualify for the "performance-based compensation" exception under Section 162(m) will in fact so qualify.

A covered employee is only entitled to receive payment for a performance-based award for a given performance period to the extent that pre-established performance goals set by the Committee for the performance period are satisfied. The Committee will establish the performance goals for a particular performance period in writing no later than ninety days after the commencement of the performance period for a given award, provided that the outcome is substantially uncertain at the time the Committee establishes the performance goal. In no event will the Committee establish a performance goal for a given award after 25% of the performance period for such award has elapsed.

The pre-established performance goals must be based on one or more of the following performance criteria: EBITDA; EBIT; costs; operating income; net income; cash flow; operating cash flow; net cash flow; fuel cost per million BTU; costs per kilowatt hour; retained earnings; budget achievement; return on equity; return on assets; return on capital employed; return on invested capital; cash available to the Company from an affiliate or affiliates; expense spending; O&M expense; O&M or capital per kilowatt hour; gross margin; net margin; market capitalization; customer satisfaction; revenues; financial return ratios; market share; shareholder return and/or value (including but not limited to total shareholder return); operating profits (including earnings before or after income taxes, depreciation and amortization); net profits; earnings per share; earnings per share growth; profit returns and margins; stock price; working capital; business trends; production cost; project milestones; capacity utilization; quality; economic value added; plant and equipment performance; operating efficiency; diversity; debt; dividends; bond ratings; corporate governance; and health and safety (including environmental health and safety). Any of the performance criteria may be measured either in absolute terms or

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as compared to any incremental increase or as compared to results of a peer group, indices, or any other basket of companies. The Committee shall, within the time periods prescribed by Section 162(m), define in an objective fashion the manner of calculating the performance criteria it selects to use for a particular performance period for a particular participant.

With respect to any performance-based award granted to a covered employee, the Committee has the discretion to select the length of the performance period (which may be one or more periods of time of varying and overlapping durations, over which the attainment of one or more performance goals will be measured), the type of performance-based award to be issued, the kind and/or level of performance goal or goals and whether the performance goal or goals apply to the Company, an affiliate or any division or business unit of any of them, or to the individual participant or any group of participants. The Committee also has the discretion to evaluate the achievement of the performance goals in a manner that includes or excludes certain events that may occur during the performance period, as described in Section 13.5 of the Amended 2012 Plan. The Committee has the sole discretion to decrease the amount of compensation payable pursuant to any performance-based award, but the Committee may not increase the compensation payable pursuant to any performance-based award. The Committee must certify in writing prior to the payment of any performance-based award that the performance goals and any other material terms and conditions precedent to such payment have been satisfied.

Prohibition on Repricing.    The Amended 2012 Plan includes provisions that prohibit the Committee from directly or indirectly repricing previously granted options or SARs (reduction in option exercise price or SAR grant price, surrender in exchange for cash or another award under the Amended 2012 Plan, or surrender or exchange for another option or SAR with a lower exercise or grant price) without shareholder approval.

Non-Transferability.    As a general rule, awards granted pursuant to the Amended 2012 Plan may not be transferred by a participant, except by will or by the laws of descent or distribution. The Committee, in its discretion, may permit the transfer of any award to a family member or family trust.

Clawback of Awards.    The award agreement for any award granted pursuant to the Amended 2012 Plan will provide for the recapture or clawback of all or any portion of the award to comply with applicable law in effect on the date of the award agreement, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Committee also may include other clawback provisions in the award agreement as it determines to be appropriate. By accepting an award, each participant in the Amended 2012 Plan agrees to be bound by, and comply with, the terms of any such recapture or clawback provisions and with any Company request or demand for recapture or clawback.

Change of Control.    Unless the Committee, with the approval of the Board, provides otherwise in an award agreement, if a change of control occurs, immediately prior to the change of control:

•
Any time-based or other restrictions imposed on restricted stock or restricted stock unit awards shall lapse and all restricted stock units and stock units shall become immediately payable and shall be paid in stock or cash, in accordance with the terms of the applicable award agreement.

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•
Performance shares or performance share unit awards that are payable in stock shall be converted to stock grant awards, which shall be immediately vested. In converting performance shares or performance share units to a stock grant, the participants shall receive the number of shares of stock that would have been earned at the target level of performance, unless the Committee determines that a higher level of attained performance is reasonably ascertainable as of a specified date prior to the closing of the change of control transaction.

•
Any performance share unit awards that are payable in cash shall become immediately vested. Participants then shall generally receive a cash payment equal to the fair market value of the specified number of shares of stock payable pursuant to the award at the target level of performance, unless the Committee determines that a higher level of attained performance is reasonably ascertainable as of a specified date prior to the closing of the change of control transaction.

•
Performance cash awards shall generally be deemed to be satisfied and earned at the target level of performance, unless the Committee determines that a higher level of attained performance is reasonably ascertainable as of a specified date prior to the closing of the change of control transaction.

•
Any dividend equivalent awards shall be paid in cash or stock as determined in accordance with the applicable award agreement.

•
If an award is subject to Section 409A of the Code, a change of control may not result in the acceleration of the timing of any payment unless the transaction that results in the change of control also constitutes a "change of control event" as such term is used in the applicable Treasury Regulations. If due to the above provisions the payment of an award may not be accelerated, the Board, prior to the change of control, shall take such action as it in good faith determines to be necessary to assure that there will be no material impairment to either the value of the award to the participant or the participant's opportunity for future appreciation in respect of such award.

•
Any and all options and SARs shall become exercisable immediately before the closing of the change of control transaction. If pursuant to the terms of the award agreement, a SAR is to be paid in cash, the SAR will be deemed to be exercised on the closing of the transaction that results in the change of control and a participant will receive the resulting cash payment within ten days following the closing of the change of control transaction.

Notwithstanding the foregoing change of control provisions, prior to a change of control, the Board may determine that no change of control shall be deemed to have occurred or that some or all of the enhancements to the rights of participants described above shall not apply to specified awards. The Board may exercise such override authority only if, before or immediately upon the occurrence of the specified event that would otherwise constitute a change of control, the Board, as constituted prior to the change of control, reasonably concludes, in good faith, that: (i) participants holding awards affected by action of the Board override shall be protected by legally binding obligations of the Company or the surviving entity or the parent thereof because such awards (A) shall remain outstanding following consummation of all transactions involved in or contemplated by such change of control or (B) shall be assumed and adjusted by the surviving entity resulting from such transactions or the parent thereof, or (C) shall be exchanged for new awards issued by the surviving entity resulting from such transaction or the parent thereof; and (ii) changes in the terms of the award resulting from such transactions will

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PROPOSAL 4 — APPROVAL OF AMENDED 2012 PLAN

not materially impair the value of the awards to the participants or their opportunity for future appreciation in respect of such awards. The Board may exercise such override authority with respect to an award which the Company concludes is subject to (and not excepted from) the requirements of Section 409A of the Code only in a manner and to the extent permissible under Section 409A.

Amendment and Termination.    The Committee, with the Board's approval, may terminate, amend, or modify the Amended 2012 Plan at any time, except where shareholder approval for an amendment is required by applicable law, regulation or stock exchange rule. Except as provided in the next sentence, no amendment, modification, or termination of the Amended 2012 Plan or any award agreement shall in any material manner adversely affect any award previously granted under the Amended 2012 Plan without the consent of the participant. The participant's consent is unnecessary if, among other things, the change is required to cause the benefits under the Amended 2012 Plan to (a) qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable regulations or other interpretive authority or (b) comply with the provisions of Section 409A of the Code.

The Amended 2012 Plan will terminate on January 18, 2022. In no event may an award be granted under the Amended 2012 Plan on or after January 18, 2022. Awards outstanding on January 18, 2022 will remain in effect according to the terms of the award agreement and the Amended 2012 Plan.

Tax Withholding.    The Company will have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the Amended 2012 Plan.

Federal Income Tax Consequences

This is a brief summary of the principal federal income tax consequences of certain transactions under the Amended 2012 Plan based on federal income tax laws in effect on January 1, 2017. This summary is not intended to be exhaustive and does not describe state, local and foreign income taxes which may also be applicable.

As a general rule, with the exception of a stock grant, a participant will not recognize taxable income with respect to any award at the time of grant. A participant will recognize ordinary taxable income on a stock grant award at the time of grant.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of SARs, restricted stock units, stock grants, stock units, performance shares, performance share units, performance cash, or dividend equivalents, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction, or payment. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the stock's fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a risk of forfeiture and is not transferable). If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as

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PROPOSAL 4 — APPROVAL OF AMENDED 2012 PLAN

a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements for this favored tax treatment and the tax consequences described for nonqualified stock options will apply.

Section 409A of the Code, among other things, expanded the definition of deferred compensation arrangements to include, for example, below market option and SAR grants, restricted stock units, performance shares, performance share units, performance cash, dividend equivalents (in some circumstances) and stock unit awards. If awards that are subject to Section 409A of the Code fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax. The Company intends (but does not and cannot guarantee) that awards granted under the Amended 2012 Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the Amended 2012 Plan in such a manner. The Patient Protection and Affordable Care Act introduced a new net investment income tax that could impact the taxation of awards granted under the Amended 2012 Plan. Effective January 1, 2013, dividends paid to and capital gains recognized by individuals with incomes over certain threshold amounts may be subject to an additional 3.8% tax on net investment income.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL TO (A) RE-APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE AMENDED 2012 PLAN IN ORDER TO SATISFY THE SHAREHOLDER APPROVAL REQUIREMENTS OF SECTION 162(m) OF THE CODE AND (B) APPROVE THE FIRST AMENDMENT IMPOSING A LIMIT ON THE VALUE OF AWARDS THAT MAY BE GRANTED TO NON-EMPLOYEE BOARD MEMBERS OF THE COMPANY UNDER THE AMENDED 2012 PLAN

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Proposal 5 — Ratification of the Appointment of Deloitte & Touche LLP as the Independent Accountants for the Company

The Audit Committee has appointed D&T as the Company's independent accountants for the year ending December 31, 2017 and, as a matter of good corporate governance, has directed management to submit such appointment for ratification by the shareholders at the Annual Meeting. In the event the shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and the shareholders' best interests.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
FOR THE YEAR ENDING DECEMBER 31, 2017

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Accounting and Auditing Matters

The Independent Accountants

The Audit Committee evaluates the selection of the independent accountants each year, and has appointed D&T, independent accountants, to examine the Company's financial statements for the year ending December 31, 2017, and, pursuant to Proposal 5, has requested shareholder ratification of this appointment. The Audit Committee has discussed the qualifications and performance of D&T and believes that the continued retention of D&T to serve as the Company's independent accountants is in the best interest of the Company and its shareholders.

In making the determination to retain D&T for 2017, the Audit Committee considered:

•
The oversight of, and requirements and regulations imposed by, the PCAOB, including the PCAOB requirements for audit partner rotation;

•
Limitations imposed by regulation on non-audit services performed by D&T;

•
D&T's technical expertise, particularly with respect to the complicated area of utility regulatory accounting;

•
The quality and candor of D&T's communications with the Audit Committee and management;

•
D&T's independence;

•
Management's and the internal auditors' review of D&T's performance;

•
How effectively D&T demonstrated its independent judgment, objectivity, and professional skepticism;

•
External data on audit quality and performance, including the annual PCAOB report on D&T, which is reported on by D&T, and reviewed by the Audit Committee; and

•
The fees paid to D&T, which are reviewed and approved by the Audit Committee and then monitored by the Audit Committee throughout the year.

D&T Served as the Company's independent accountants for the year ended December 31, 2016. Representatives of that firm are expected to participate in the Annual Meeting. These representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Pre-Approval Policies

As part of its oversight responsibility with respect to the independent accountants and in order to assure that the services provided by the independent accountants do not impair the independent accountants' independence, the Audit Committee has established pre-approval policies with respect to work performed by D&T for the Company. Under that policy, the Audit Committee pre-approves each audit service and non-audit service to be provided by D&T. The

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Accounting and Auditing Matters

Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit and non-audit services to be performed by D&T if the services are not expected to cost more than $50,000. Each audit and non-audit service presented to the Chair for pre-approval must be described in sufficient detail so that the Chair knows precisely what services the Chair is being asked to pre-approve so that he can make a well-reasoned assessment of the impact of the service on the independent accountants' independence. The Chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services performed by D&T in 2016 for the Company were pre-approved by either the Audit Committee or the Chair of the Audit Committee consistent with the pre-approval policy.

Audit Fees

The following fees were paid to D&T for the last two fiscal years:

TYPE OF SERVICE	2015 ($)	2016 ($)

Audit Fees(1)	2,454,372	2,687,407
Audit-Related Fees(2)	291,689	351,121
Tax Fees	0	0
All Other Fees(3)	10,000	0

(1)
The aggregate fees billed for services rendered for the audit of annual financial statements and for review of financial statements included in reports on Form 10-Q.

(2)
The aggregate fees billed for assurance services that are reasonably related to the performance of the audit or review of the financial statements that are not included in the Audit Fees reported above, which primarily consist of fees for employee benefit plan audits performed in 2015 and 2016.

(3)
The aggregate fees billed for advice relating to the development of a statement of work for the Company's system integrator for its new Customer Information System.

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Report of the Audit Committee

The Audit Committee is comprised solely of independent directors. Each member meets the NYSE financial literacy requirements, and Messrs. Fox and Nordstrom are "audit committee financial experts" under the SEC rules.

In accordance with its written charter adopted by the Board, the primary function of the Audit Committee is to assist Board oversight of: (a) the integrity of the Company's financial statements; (b) the independent accountants' qualifications and independence; (c) the performance of the Company's internal audit function and independent accountants; and (d) compliance by the Company with legal and regulatory requirements.

The Audit Committee reports as follows:

1.
The Audit Committee has discussed and reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2016, with the Company's management and the independent accountants, D&T. The Audit Committee is directly responsible for the oversight of the Company's independent accountants. Management is responsible for the Company's financial reporting process, including the Company's system of internal controls and for the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. The independent accountants are responsible for auditing and rendering an opinion on those financial statements, as well as auditing certain aspects of the Company's internal controls. The Audit Committee's responsibility is to monitor these processes.

2.
The Audit Committee has discussed with D&T the matters required to be discussed by the statement on Auditing Standards No. 16, Communications with Audit Committees, as amended, and as adopted by the PCAOB.

3.
The Audit Committee has obtained from D&T and reviewed the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountants' communications with the Audit Committee concerning independence. The Committee discussed with D&T any relationships that may impact D&T's objectivity and independence and satisfied itself as to the accountants' independence.

4.
Based on the foregoing, the Audit Committee has recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

AUDIT COMMITTEE CHAIR Bruce J. Nordstrom	AUDIT COMMITTEE MEMBERS Denis A. Cortese, M.D. Richard P. Fox Dale E. Klein, Ph.D. Humberto S. Lopez David P. Wagener

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HELPFUL RESOURCES
Annual Meeting

Annual meeting online:
http://www.virtualshareholdermeeting.com/PNW
Proxy materials:
http://www.proxyvote.com
Board of Directors

Pinnacle West Board:
http://www.pinnaclewest.com/about-us/corporate-governance/board-of-directors/
Board Committees:
Audit Committee Charter:
http://www.pinnaclewest.com/about-us/corporate-governance/committee-summary/audit-committee/
Corporate Governance Committee Charter:
http://www.pinnaclewest.com/about-us/corporate-governance/committee-summary/corporate-governance-committee
Finance Committee Charter:
http://www.pinnaclewest.com/about-us/corporate-governance/committee-summary/finance-committee
Human Resources Committee Charter:
http://www.pinnaclewest.com/about-us/corporate-governance/committee-summary/human-resources-committee/
Nuclear and Operating Committee Charter:
http://www.pinnaclewest.com/about-us/corporate-governance/committee-summary/nuclear-and-operating-committee/
Governance Documents

Code of Ethics and Business Practices:
http://www.pinnaclewest.com/about-us/corporate-governance/code-of-ethics-and-business-practices/
Code of Ethics for Financial Executives:
http://www.pinnaclewest.com/about-us/corporate-governance/code-of-ethics-for-financial-executives/
Corporate Governance Guidelines:
http://www.pinnaclewest.com/about-us/corporate-governance/corporate-governance-guidelines/
Other

Corporate Responsibility Report:
http://www.pinnaclewest.com/corporate-responsibility/
Political Participation Policy:
http://www.pinnaclewest.com/about-us/corporate-governance/Political-Participation-Policy/

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Appendix A: First Amendment to 2012 Long-Term Incentive Plan

FIRST AMENDMENT TO THE
PINNACLE WEST CAPITAL CORPORATION
2012 LONG-TERM INCENTIVE PLAN

            Pinnacle West Capital Corporation, an Arizona corporation (the "Company"), previously established, and the shareholders previously approved, the Pinnacle West Capital Corporation 2012 Long-Term Incentive Plan (the "Plan"). By adoption of this First Amendment, the Company desires to amend the Plan as set forth below.

            1.         This First Amendment shall be effective as of the date on which it is approved by the Company's shareholders at the Company's 2017 Annual Meeting.

            2.         Article 4 Plan (Shares Subject to the Plan) is hereby amended by adding the following new Section to the end thereof to read as follows:

                    4.7    MAXIMUM AWARD PAYABLE TO NON-EMPLOYEE DIRECTORS.    Notwithstanding any other provision in the Plan to the contrary, the aggregate grant date fair value (computed as of the Date of Grant in accordance with applicable financial accounting rules) of all Awards granted to any non-employee member of the Board during any single calendar year, plus the aggregate amount of all cash fees earned and paid or payable to such director for services rendered for the same year, shall not exceed $500,000.

            3.         This First Amendment amends only the provisions of the Plan referred to above, and those provisions not amended by this First Amendment shall continue in full force and effect. Notwithstanding the foregoing, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and the intent of this First Amendment.

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Appendix B: Amended 2012 Long-Term Incentive Plan

PINNACLE WEST CAPITAL CORPORATION
2012 LONG-TERM INCENTIVE PLAN
(AS AMENDED BY THE FIRST AMENDMENT)

EFFECTIVE DATE: January 18, 2012
APPROVED BY SHAREHOLDERS: May 16, 2012
TERMINATION DATE: January 18, 2022

ARTICLE 1
ESTABLISHMENT; PURPOSE; GLOSSARY

            1.1    ESTABLISHMENT; IMPACT ON PRIOR PLANS.    Pinnacle West Capital Corporation, an Arizona corporation (the "Company") hereby establishes the Pinnacle West Capital Corporation 2012 Long-Term Incentive Plan (the "Plan"). Effective on its approval by the shareholders of the Company, the Plan will supersede and replace the Pinnacle West Capital Corporation 2007 Long-Term Incentive Plan (the "2007 Plan") and all other Prior Plans. No awards will be made pursuant to any of the Prior Plans after the approval of this Plan by the shareholders, but the Prior Plans shall remain in effect until all awards granted under such Prior Plans have been exercised, forfeited or canceled or have otherwise expired or terminated in accordance with the terms of such awards.

            1.2    PURPOSE.    The purpose of the Plan is to permit the Committee to grant Awards, thereby giving the Participants a stake in the growth and prosperity of the Company and encouraging the continuance of their service with or to the Company or its Affiliates. The Awards that may be granted pursuant to the Plan are Restricted Stock, Restricted Stock Units, Performance Share Units, Performance Shares, Performance Cash, Stock Grants, Stock Units, Dividend Equivalents, Options and Stock Appreciation Rights.

            1.3    GLOSSARY.    Defined terms used in this Plan are set forth in the attached Glossary, which is incorporated into and made part of this Plan.

ARTICLE 2
EFFECTIVE DATE; EXPIRATION DATE

            2.1    EFFECTIVE DATE.    The Plan is effective as of the date it is approved by the Board (the "Effective Date"), but is subject to approval by the Company's shareholders at its 2012 Annual Meeting. Any Awards granted prior to shareholder approval shall be expressly conditioned upon shareholder approval.

            2.2    EXPIRATION DATE.    The Plan will expire on, and no Award may be granted under the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the Award Agreement.

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ARTICLE 3
ADMINISTRATION

            3.1.    COMMITTEE.    The Plan shall be administered by the Human Resources Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a "non-employee director" as defined in Rule 16b-3(b)(3) of the General Rules and Regulations of the Exchange Act, and (b) an "outside director" as defined in Section 162(m) of the Code and the regulations issued thereunder.

            3.2.    ACTION BY THE COMMITTEE.    A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all of the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.

            3.3.    AUTHORITY OF COMMITTEE.    The Committee has the power and authority to take the following actions:

                        (a)        Designate Participants to receive Awards;

                        (b)        Determine the type or types of Awards and the times when Awards are to be granted to each Participant;

                        (c)        Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                        (d)        Determine the terms and conditions of any Award, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of restrictions or limitations, and accelerations or waivers thereof, based in each case on such considerations as the Committee determines; provided, however, that except as provided in Section 15.1 the Committee shall not have the authority to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Awards;

                        (e)        Determine whether, to what extent, and in what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or whether an Award may be canceled, forfeited, exchanged or surrendered;

                        (f)         Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                        (g)        Decide all other matters that must be determined in connection with an Award;

                        (h)        Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                        (i)         Subject to the provisions of Section 3.3(d), Section 15.1, Section 16.2 and Section 16.3, amend or modify any outstanding Award to the extent the terms of such Award are within the power and authority of the Committee as provided under the Plan;

                        (j)         Interpret the terms of, and determine any matter arising pursuant to, the Plan or any Award Agreement; and

                        (k)        Make all other decisions or determinations that may be required pursuant to the Plan or an Award Agreement as the Committee deems necessary or advisable to administer the Plan.

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AMENDED 2012 PLAN

Any action authorized to be taken by the Committee pursuant to the Plan may be taken or not taken by the Committee in the exercise of its discretion as long as such action or decision not to act is not inconsistent with a provision of this Plan.

            3.4.    DECISIONS BINDING.    The Committee's interpretation of the Plan or any Award Agreement and all decisions and determinations by the Committee with respect to the Plan and any Award are final, binding, and conclusive on all parties. All authority of the Board and the Committee with respect to Awards issued pursuant to this Plan, including the authority to amend outstanding Awards, shall continue after the term of this Plan so long as any Award remains outstanding.

            3.5.    DELEGATION.    As permitted by law and the rules of the New York Stock Exchange or any other established securities market on which the Stock is traded, the Committee may delegate any authority granted to it pursuant to this Plan; provided, however, that the Committee may not delegate to the Company's executive officers the power and authority to make, cancel, or suspend Awards to executive officers or members of the Board.

ARTICLE 4
SHARES SUBJECT TO THE PLAN

            4.1    NUMBER OF SHARES.    Subject to the possible increases provided by Section 4.2 with respect to shares of Stock that become available under the Prior Plans and adjustments as provided in Section 4.4, the aggregate number of shares of Stock reserved and available for grant (or to be used to determine the value of an Award payable in cash) pursuant to the Plan shall be 4,595,500. The number of shares authorized for issuance shall be reduced by one share for each share that is subject to any award granted under any Prior Plan in the period beginning on January 1, 2012 and ending on the date the shareholders approve the Plan.

            4.2    SHARE COUNTING.    For purposes of determining the number of shares of Stock available for Award under the Plan from time-to-time:

                        (a)        In the event any Award granted under this Plan, or any award outstanding under any Prior Plan on or after December 31, 2011, shall be forfeited, terminate or be canceled or expire, the number of shares of Stock subject to such Award or Prior Plan award, to the extent of any such forfeiture, termination, cancellation or expiration, shall thereafter be available for grant under the Plan.

                        (b)        If shares of Stock are not delivered in connection with any Award because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan and will again be available for grant.

                        (c)        The exercise of a stock-settled SAR or broker-assisted "cashless" exercise of an Option (or a portion thereof) will reduce the number of shares of Stock available for issuance by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise.

                        (d)        Dividend Equivalent Awards paid in Stock shall be counted against the shares available for issuance under the Plan by the number of shares of Stock used to satisfy such Dividend Equivalent Award.

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                        (e)        Shares of Stock tendered to pay the exercise price of an Option or tendered, withheld or otherwise relinquished by the Participant to satisfy a tax withholding obligation arising in connection with any Award will not become available for grant under the Plan. Moreover, shares of Stock purchased on the open market with cash proceeds generated by the exercise of an Option will not increase or replenish the number of shares available for grant.

                        (f)         If the provisions of this Section 4.2 are inconsistent with the requirements of any regulations promulgated by the Internal Revenue Service pursuant to Section 422 of the Code, the provisions of such regulations shall control over the provisions of this Section 4.2, but only as this Section 4.2 applies to Incentive Stock Options.

                        (g)        The Committee may adopt such other reasonable rules and procedures as it deems to be appropriate for purposes of determining the number of shares of Stock that are available for grant pursuant to Section 4.1.

            4.3    STOCK DISTRIBUTED.    Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized but unissued Stock or treasury Stock or Stock purchased on the open market.

            4.4    ADJUSTMENTS.    In the event of any issuance of rights or warrants to purchase securities, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of Stock, or any similar corporate transaction or event in respect of the Stock, then the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and not inconsistent with the terms of this Plan, cause a proportionate adjustment to be made in (i) the maximum numbers of shares of Stock provided in Section 4.1, (ii) the maximum numbers of shares of Stock set forth in Sections 11.1, 11.2, 12.1 and 13.9 and any other similar numeric limit expressed in the Plan, (iii) the number of shares of Stock, units, or other rights subject to the then-outstanding Awards, (iv) the price, if applicable, for each share of Stock or unit or other right subject to then outstanding Awards without change in the aggregate purchase price or value as to which such Awards remain exercisable or subject to restrictions, (v) the performance targets or goals appropriate to any outstanding Awards (subject to such limitations as appropriate for Performance-Based Awards), or (vi) any other terms of an Award that are affected by the event. Moreover, in the event of any such transaction or occurrence, the Committee may provide in substitution for any or all outstanding Awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The foregoing provisions of this Section 4.4 also apply to any merger, consolidation, liquidation, spin-off or split-off of the Company or any Affiliate, but only to the extent that the application of the provisions of this Section 4.4 are consistent with the provisions of Article 15 if such transaction constitutes a Change of Control. Any adjustments made pursuant to this Section 4.4 shall be made in a manner consistent with the requirements of Section 409A of the Code and, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.

            4.5    NO OTHER RIGHTS.    Except as expressly provided in Article 9 or Article 15, no Participant shall have any rights by reason of any merger, consolidation, liquidation, issuance of rights or warrants to purchase securities, recapitalization, reclassification, stock dividend, spin-off, split-off, stock split, reverse stock split or other distribution with respect to the shares

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AMENDED 2012 PLAN

of Stock, or any similar corporate transaction or event in respect of the Stock. Except as expressly provided in Article 15, no issuance by the Company of shares of Stock of any class, or securities convertible into shares of Stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

            4.6    REPLACEMENT AWARDS.    In the event of any corporate transaction in which the Company or an Affiliate acquires a corporate entity which, at the time of such transaction, maintains an equity compensation plan pursuant to which awards of stock options, stock appreciation rights, restricted stock, performance shares, performance share units, stock grants, stock units, dividend equivalents, restricted stock units or any other form of equity based compensation are then outstanding (the "acquired plan"), the Committee may make Awards to assume, substitute or convert such outstanding awards in such manner as may be determined to be appropriate and equitable by the Committee; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number by rounding any fractional share to the nearest whole share. Options or SARs issued pursuant to this Section 4.6 shall not be subject to the requirement that the exercise price of such Award not be less than the Fair Market Value of Stock on the date the Award is granted. Shares used in connection with an Award granted in substitution for an award outstanding under an acquired plan under this Section 4.6 shall not be counted against the number of shares of Stock reserved under this Plan under Section 4.1. Any shares of Stock authorized and available for issuance under the acquired plan shall, subject to adjustment as described in Section 4.4, be available for use in making Awards under this Plan with respect to persons eligible under such acquired plan, by virtue of the Company's assumption of such acquired plan, consistent with Rule 303A(8) of the New York Stock Exchange Listed Company Manual, as such Rule may be amended or replaced from time to time.

            4.7    MAXIMUM AWARD PAYABLE TO NON-EMPLOYEE DIRECTORS.    Notwithstanding any other provision in the Plan to the contrary, the aggregate grant date fair value (computed as of the Date of Grant in accordance with applicable financial accounting rules) of all Awards granted to any non-employee member of the Board during any single calendar year, plus the aggregate amount of all cash fees earned and paid or payable to such director for services rendered for the same year, shall not exceed $500,000.

ARTICLE 5
ELIGIBILITY AND PARTICIPATION

            5.1    ELIGIBILITY.    Persons eligible to participate in this Plan include members of the Board and employees and officers of the Company; members of the board of directors (or other governing board), officers and employees of any Affiliate; and members of the board of directors (or other governing board), officers and employees of any entity of which the Company or an Affiliate, directly or indirectly, owns 20% or more of the voting or economic interest. The Committee may determine on a case-by-case basis to make Awards under the Plan to consultants and advisers to the Company or any Affiliate on such terms as it may determine, consistent with the provisions of the Plan. Prospective Participants to whom Awards are granted in connection with written offers of an employment or service agreement with the Company or an Affiliate also may be granted Awards. The provisions of any Award granted to a prospective Participant must specifically provide that no portion of the Award will vest, become

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AMENDED 2012 PLAN

exercisable or be issued prior to the date on which such individual becomes employed by or begins providing services to the Company or any Affiliate.

            5.2    ACTUAL PARTICIPATION.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible Participants those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be selected to receive an Award, or having been so selected, to be selected to receive a future Award, except as otherwise provided by an agreement, the relevant provisions of which have been approved by the Committee.

ARTICLE 6
GENERAL RULES APPLICABLE TO ALL AWARDS

            6.1    AWARD AGREEMENTS.    All Awards shall be evidenced by an Award Agreement. The Award Agreement shall include such terms and provisions as the Committee determines to be appropriate. The terms of the Award Agreement may vary depending on the type of Award, the employee or classification of the employee to whom the Award is made and such other factors as the Committee determines to be appropriate.

            6.2    STAND-ALONE AND TANDEM AWARDS.    Awards granted pursuant to the Plan may be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan or any Prior Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

            6.3    TERM OF AWARD.    The term of each Award shall be for the period determined by the Committee, provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years from the Date of Grant.

            6.4    TERMINATION OF SERVICE.    Subject to the provisions of this Plan, the Committee shall determine and set forth in the applicable Award Agreement the extent to which a Participant shall have the right to retain and/or exercise an Award following Termination of Employment (or Termination of Service in the case of a member of the Board). Such provisions need not be uniform among all types of Awards and may reflect distinctions based on the reasons for such terminations, including but not limited to, death, Disability, a Change of Control, a termination for cause or reasons relating to the breach or threatened breach of restrictive covenants.

            6.5    FORM OF PAYMENT FOR AWARDS.    Subject to the terms of the Plan, the Award Agreement and any applicable law, payments or transfers to be made by the Company or an Affiliate on the grant, exercise or settlement of an Award may be made in such forms as the Committee determines at or after the time of grant, including, without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by the Committee.

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ARTICLE 7
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

            7.1    GRANT OF RESTRICTED STOCK.

                        (a)    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to receive dividends or vote the Restricted Stock). These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in the Award Agreement, Participants holding shares of Restricted Stock may not exercise voting rights with respect to the shares of Restricted Stock during the restriction period.

                        (b)    Forfeiture.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon a Termination of Employment (or Termination of Service in the case of a member of the Board) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Termination of Employment (or Termination of Service in the case of a member of the Board) resulting from specified causes. The Committee also may waive in whole or in part any other restrictions or forfeiture conditions relating to a Restricted Stock Award.

                        (c)    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate until such time as all applicable restrictions lapse.

            7.2    RESTRICTED STOCK UNIT AWARDS.    Restricted Stock Unit Awards will grant the Participant the right to receive a specified number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock, subject to any vesting or other restrictions deemed appropriate by the Committee. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon a Termination of Employment (or Termination of Service in the case of a member of the Board) during the applicable restriction period, Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Restricted Stock Unit Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of a Termination of Employment (or Termination of Service in the case of a member of the Board) resulting from specified causes. The Committee also may waive in whole or in part any other restrictions or forfeiture conditions relating to a Restricted Stock Unit Award. Payment for Restricted Stock Units shall be made in the manner and at the time designated by the Committee in the Award Agreement. In the Award Agreement, the Committee may provide that payment will be made in cash or Stock, or in a combination thereof.

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ARTICLE 8
STOCK GRANT AND STOCK UNIT AWARDS

            8.1    STOCK GRANT AWARDS.    A Stock Grant Award grants the Participant the right to receive (or purchase at such price as determined by the Committee) a designated number of shares of Stock free of any vesting restrictions. The purchase price, if any, for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee. A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

            8.2    STOCK UNIT AWARDS.    A Stock Unit Award grants the Participant the right to receive a designated number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a designated number of shares of Stock, in the future free of any vesting restrictions. A Stock Unit Award may be granted as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

ARTICLE 9
DIVIDEND EQUIVALENT AWARDS

            9.1    DIVIDEND EQUIVALENT AWARDS.    A Dividend Equivalent Award will grant the Participant the right to receive a payment based on the dividends declared on the shares of Stock that are subject to any Restricted Stock Unit, Stock Unit, Performance Share Unit or Performance Share Award, to be credited as of dividend payment dates during the period between the Date of Grant and the date the Award is exercised, vests or expires, as determined by the Committee. In no event may a Dividend Equivalent Award made with respect to a Restricted Stock Unit Award that vests based on the achievement of Performance Goals, or with respect to a Performance Share Unit or Performance Share Award, be paid unless and until such Award vests or is earned by satisfaction of the applicable Performance Goals. A Dividend Equivalent Award shall initially be expressed in terms of cash or shares of Stock, depending on the way in which the dividends to which it relates are declared. Such Award shall be converted to cash or additional shares of Stock, as the case may be, by such formula and at such time and subject to such limitations as may be determined by the Committee. A Dividend Equivalent Award may not be made in connection with any Option or SAR. A Dividend Equivalent may be paid with interest if so provided in an Award Agreement.

ARTICLE 10
PERFORMANCE SHARES; PERFORMANCE SHARE UNITS; AND PERFORMANCE CASH AWARDS

            10.1    PERFORMANCE SHARE AWARDS.    A Performance Share Award grants the Participant the right to receive a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee. Subject to Article 15, payment for vested Performance Shares shall be made in Stock.

            10.2    PERFORMANCE SHARE UNIT AWARDS.    A Performance Share Unit Award grants the Participant the right to receive a specified number of shares of Stock or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified

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number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee. Payment for Performance Share Unit Awards shall be made in Stock or cash, or in a combination thereof, as specified in the Award Agreement.

            10.3    PERFORMANCE CASH AWARDS.    A Performance Cash Award grants the Participant the right to receive an amount of cash depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee.

            10.4    PERFORMANCE CRITERIA.    The Performance Criteria applicable to any Performance Share, Performance Share Unit or Performance Cash Award shall be based on the Performance Criteria selected by the Committee and designated in the Award Agreement. The Performance Criteria applicable to any Performance Share, Performance Share Unit or Performance Cash Award granted to a Covered Employee that is designated as, or deemed to be, a Performance-Based Award pursuant to Section 13.1 shall be limited to the Performance Criteria specifically listed in the Glossary, as adjusted in accordance with Section 13.5, if applicable. The Performance Criteria applicable to any other Performance Share, Performance Share Unit or Performance Cash Award shall include the Performance Criteria specifically listed in the Glossary and such other criteria or factors as may be determined by the Committee and specified in the Award Agreement.

ARTICLE 11
STOCK OPTIONS

            11.1    GENERAL.    Option Awards are subject to the following terms and conditions:

                        (a)    Exercise Price.    The exercise price per share of Stock pursuant to an Option shall be equal to the Fair Market Value of one share of Stock as of the Date of Grant unless the Committee sets a higher exercise price in the Award Agreement.

                        (b)    Time and Conditions of Exercise.    Unless the Committee specifies otherwise in the Award Agreement, the Option shall become exercisable in three equal annual installments on the first, second and third anniversaries of the Date of Grant and shall expire on the earlier of the Participant's Termination of Employment (or Termination of Service in the case of a member of the Board) or the tenth anniversary of the Date of Grant. The Committee also may prescribe performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

                        (c)    Payment.    The exercise price for any Option shall be paid in cash or shares of Stock held for longer than six months (through actual tender or by attestation). In the Award Agreement, the Committee also may prescribe other methods by which the exercise price of an Option may be paid and the form of payment (except payment may not be made in the form of a promissory note) including, without limitation, any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

                        (d)    Repricing of Options.    Notwithstanding any other provision in the Plan to the contrary, without approval of the Company's shareholders, an Option may not be amended, modified or repriced to reduce the exercise price after the Date of Grant. In addition, an Option

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may not be surrendered in consideration of or exchanged for cash, other Awards or a new Option having an exercise price below the exercise price of the Option being surrendered or exchanged, except in connection with a Change of Control or as otherwise provided in Section 4.4 with respect to an adjustment in capitalization.

                        (e)    Limitation on Number of Shares Subject to Awards.    Subject to the adjustment provided in Section 4.4, the maximum number of shares (counted as described in Sections 4.1 and 4.2 above) of Stock with respect to one or more Option Awards that may be granted to any one Participant during any calendar year shall be 500,000.

            11.2    INCENTIVE STOCK OPTIONS.    Incentive Stock Options, which are Options intended to meet the requirements of Section 422 of the Code, shall be granted only to Participants who are employees. The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the requirements of Section 11.1 and the following additional provisions:

                        (a)    Exercise.    In no event may any Incentive Stock Option be exercisable for more than ten years from the Date of Grant.

                        (b)    Lapse of Option.    An Incentive Stock Option shall lapse in the following circumstances:

                                    (1)         The Incentive Stock Option shall lapse ten years from the Date of Grant, unless an earlier time is specified in the Award Agreement;

                                    (2)         The Incentive Stock Option shall lapse upon a Termination of Employment for any reason other than the Participant's death or Disability, unless otherwise provided in the Award Agreement; and

                                    (3)         If the Participant incurs a Termination of Employment on account of death or Disability before the Option lapses pursuant to paragraph (1) or (2) above, the Incentive Stock Option shall lapse on the earlier of (i) the scheduled expiration date of the Option, or (ii) 12 months after the date of the Participant's Termination of Employment on account of death or Disability. Upon the Participant's death or Disability, any Incentive Stock Options exercisable at the Participant's death or Disability may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament in the case of death, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

                        (c)    Individual Dollar Limitation.    The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any one calendar year may not exceed $100,000 or such other limitation as may then be imposed by Section 422(d) of the Code or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

                        (d)    Ten Percent Owners.    An Incentive Stock Option may be granted to any employee who, at the Date of Grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted

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at a price that is not less than 110% of Fair Market Value on the Date of Grant and the Option is exercisable for no more than five years from the Date of Grant.

                        (e)    Right to Exercise.    Except as provided in Section 11.2(b)(3), during a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

                        (f)    Limitations on Number of Shares Subject to Awards.    The maximum number of shares that may be issued under the Plan as Incentive Stock Options is 1,000,000.

ARTICLE 12
STOCK APPRECIATION RIGHTS

            12.1    GENERAL.    SAR Awards are subject to the following terms and conditions:

                        (a)    Time and Conditions of Exercise.    Unless the Committee specifies otherwise in the Award Agreement, the SAR shall become exercisable in three equal annual installments on the first, second and third anniversaries of the Date of Grant and shall expire on the earlier of the Participant's Termination of Employment (or Termination of Service in the case of a member of the Board) or the tenth anniversary of the Date of Grant. The Committee also may prescribe performance or other conditions, if any, that must be satisfied before all or part of an SAR may be exercised.

                        (b)    Payment of SAR Amount.    Upon exercise of the SAR, the Participant shall be entitled to receive payment of an amount determined by multiplying (a) the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value (or such higher amount determined by the Committee at the Date of Grant) of a share of Stock on the Date of Grant by (b) the number of shares with respect to which the SAR is exercised. Unless the Committee provides otherwise in the Award Agreement, payment for the SAR shall be made in shares of Stock having a Fair Market Value as of the date of exercise equal to the amount of the payment due. The Committee may provide in the Award Agreement that payment for the SARs will be made in cash within 30 days following the date of exercise.

                        (c)    Repricing of SARs.    Notwithstanding any other provision in the Plan to the contrary, without approval of the Company's shareholders, a SAR may not be amended, modified or repriced to reduce the exercise price after the Date of Grant. In addition, a SAR may not be surrendered in consideration of or exchanged for cash, other Awards or a new SAR having an exercise price below the exercise price of the SAR being surrendered or exchanged, except in connection with a Change of Control or as otherwise provided in Section 4.4 with respect to an adjustment in capitalization.

                        (d)    Limitations on Number of Shares Subject to Awards.    Subject to the adjustment provided in Section 4.4, the maximum number of shares (counted as described in Sections 4.1 and 4.2 above) of Stock with respect to one or more Stock Appreciation Rights Awards that may be granted to any one Participant during any calendar year shall be 500,000.

ARTICLE 13
PERFORMANCE-BASED AWARDS

            13.1    PURPOSE.    Section 162(m) of the Code limits the amount of the Company's deductions for compensation payable to Covered Employees to a specified amount per year. "Performance-based compensation" that meets the requirements set forth in Section 162(m) and the applicable regulations is not subject to this limitation. The purpose of this Article 13 is

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to enable the Committee to qualify some or all of the Awards granted pursuant to Articles 7, 8, 9 and 10 as "performance-based compensation" pursuant to Section 162(m) of the Code.

            If the Committee decides that a particular Award to a Covered Employee should qualify as "performance-based compensation," the Committee will provide in the Award Agreement or otherwise that the Award is intended to be a Performance-Based Award.

            13.2    APPLICABILITY.    This Article 13 shall apply only to Performance-Based Awards. If this Article 13 applies, its provisions control over any contrary provision contained in any other section of this Plan or any Award Agreement. The provisions of this Article 13 and any Award Agreement for a Performance-Based Award shall be interpreted in a manner consistent with the requirements of Section 162(m) and the applicable regulations. If any provision of this Plan or any Award Agreement for a Performance-Based Award does not comply with or is inconsistent with the requirements of Section 162(m) or the applicable regulations, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

            13.3    DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE-BASED AWARDS.     With regard to a particular Performance Period, the Committee may select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal or Goals, and whether the Performance Goal or Goals is or are to apply to the Company, an Affiliate or any division or business unit thereof or the Participant or any group of Participants. Depending on the Performance Criteria used to establish the Performance Goals, the Performance Goals may be stated in terms of absolute levels or relative to another company or to an index or indices.

            13.4    ESTABLISHMENT OF PERFORMANCE GOALS.    A Performance-Based Award shall provide for payment only upon the attainment of one or more pre-established, objective Performance Goals. The Performance Goals, and the process by which they are established, shall satisfy all of the requirements of Section 162(m) and the applicable regulations. By way of illustration, but not limitation, the following requirements must be satisfied:

                        (a)        The Performance Goals shall be based solely on the Performance Criteria specifically identified in the Glossary;

                        (b)        The Performance Goals shall be considered to be pre-established only if the Performance Goals are established by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period for such Award; provided that (i) the outcome must be substantially uncertain at the time the Committee establishes the Performance Goals, and (ii) in no event may the Committee establish the Performance Goals for any Performance-Based Award after 25% of the Performance Period for such Award has elapsed;

                        (c)        A Performance Goal will be considered to be objective only if a third party having knowledge of the relevant facts could determine whether the Performance Goal has been met;

                        (d)        The Performance Goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Covered Employee if the Goal is attained. For this purpose, the formula will be considered to be objective only if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Employee; and

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                        (e)        The objective formula or standard must preclude discretion to increase the amount of compensation payable that would otherwise be due upon attainment of the Performance Goal.

            13.5    PERFORMANCE EVALUATION; ADJUSTMENT OF GOALS.    At the time that a Performance-Based Award is first issued, the Committee, in the Award Agreement or in another written document, shall specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Period, as the Committee deems appropriate:

                        (a)        Decisions entered or settlements reached in litigation or regulatory proceedings;

                        (b)        The write down or sale of assets;

                        (c)        The impact of discontinued operations or any reorganization, liquidation or restructuring;

                        (d)        The impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results;

                        (e)        Extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual or quarterly reports filed with the Securities and Exchange Commission in respect of the applicable year;

                        (f)         The impact of any mergers, acquisitions, spin-offs or other divestitures; and

                        (g)        Foreign exchange gains and losses.

The inclusion or exclusion of these items shall be expressed in a form that satisfies the requirements of Section 162(m) and the applicable regulations. The Committee also may, within the time prescribed by Section 162(m) and the applicable regulations, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

            13.6    ADJUSTMENT OF PERFORMANCE-BASED AWARDS.    The Committee may adjust the determinations of the degree of attainment (taking into account any adjustments required pursuant to Section 13.5) of the pre-established Performance Goals. Notwithstanding any provision herein to the contrary, the Committee may not make any adjustment or take any other action with respect to any Performance-Based Award that will increase the amount payable under any such Award. The Committee shall retain the power to adjust Performance-Based Awards downward or to otherwise reduce the amount payable with respect to any Performance-Based Award.

            13.7    CONTINUED EMPLOYMENT REQUIRED.    Unless otherwise provided in the relevant Award Agreement, a Participant must be an employee of the Company or an Affiliate on the day a Performance-Based Award for such Performance Period is paid to the Participant.

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            13.8    CERTIFICATION BY COMMITTEE.    The payment for a Performance-Based Award shall not occur until the Committee certifies, in writing, that the pre-established Performance Goals and any other material terms and conditions precedent to such payment have been satisfied. Committee certification is not required for compensation that is attributable solely to the increase in the value of the Company's Stock.

            13.9    MAXIMUM AWARD PAYABLE.    The maximum Performance-Based Award (other than a Performance Cash Award) payable to any one Participant pursuant to the Plan for any Performance Period is 500,000 shares of Stock or the equivalent cash value. The maximum Performance Cash Award payable to any one Participant for any Performance Period is $10,000,000. If the Performance Period is less than or exceeds 12 months, the dollar and share limits expressed in the preceding sentences shall be reduced or increased proportionately, as the case may be. For example, if the Performance Period is three years, the limit shall be increased by multiplying it by three.

            13.10    MISCELLANEOUS.    The designation of a Covered Employee as a Participant for any Performance Period shall not in any manner entitle the Participant to receive a Performance-Based Award for such Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant for any subsequent Performance Period.

ARTICLE 14
OTHER PROVISIONS APPLICABLE TO ALL AWARDS

            14.1    LIMITATION ON AWARDS WITH RAPID OR NO VESTING.    No more than five percent in the aggregate of the shares of Stock available for grant or reference purposes pursuant to Section 4.1 may be subject to the following types of Awards:

                        (a)        Stock Grants or Stock Units other than those awarded to members of the Board or members of the board of directors of APS pursuant to regular retainer arrangements;

                        (b)        Options that become fully vested prior to the third anniversary of the Date of Grant;

                        (c)        SARs that becomes fully vested prior to the third anniversary of the Date of Grant;

                        (d)        Restricted Stock or Restricted Stock Units with respect to which the restrictions lapse solely based on the passage of time and which vest in less than three years;

                        (e)        Restricted Stock or Restricted Stock Units with respect to which the restrictions lapse based on the satisfaction of Performance Goals and that fully vest before the expiration of the one-year period following the Date of Grant; and

                        (f)         Performance Shares or Performance Share Units that fully vest before the expiration of the one-year period following the Date of Grant.

An Award will not be included in the aggregate Awards subject to the requirements of this Section solely because the Award Agreement provides for the immediate vesting of the Award upon a Participant's death or Disability or upon the occurrence of a Change of Control. In addition, replacement Awards granted pursuant to Section 4.6 shall be disregarded in calculating compliance with the limitations of this Section. In addition, an Award will not be included in the aggregate Awards subject to the requirements of this Section solely because the

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Award Agreement provides that an incremental portion of the Award may become vested proportionally during the vesting periods described above. For example, an Option or SAR that becomes vested in equal monthly, quarterly or annual increments over a period of three years will not be subject to the limitations of this Section.

            14.2    LIMITS ON TRANSFER.

                        (a)    General.    Except as provided in Section 14.2(b) or Section 14.3, no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to, or in favor of, any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. Except as provided in Section 14.2(b) or Section 14.3, and except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse or, if applicable, until the expiration of any period during which any restrictions are applicable or any Performance Period as determined by the Committee.

                        (b)    Transfers to Family Members.    The Committee shall have the authority to adopt a policy that is applicable to existing Awards, new Awards, or both, which permits a Participant to transfer Awards during his or her lifetime to any Family Member. In the event an Award is transferred as permitted by such policy, such transferred Award may not be subsequently transferred by the transferee (other than another transfer meeting the conditions set forth in the policy) except by will or the laws of descent and distribution. A transferred Award shall continue to be governed by and subject to the terms and limitations of the Plan and relevant Award Agreement, and the transferee shall be entitled to the same rights as the Participant, as if the transfer had not taken place.

            14.3    BENEFICIARIES.    Notwithstanding Section 14.2, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death, and, in accordance with Section 11.2(b)(3), upon the Participant's Disability. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Company.

            14.4    STOCK CERTIFICATES.    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of

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any exchange or quotation system on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations, as the Board deems advisable in order to comply with any such laws, regulations, or requirements.

            14.5    DEFERRAL PURSUANT TO DEFERRED COMPENSATION PLAN.    The Award Agreement for any Award other than an Option or Restricted Stock Award may allow the Participant to defer receipt of any compensation attributable to the Award pursuant to the terms and provisions of the Deferred Compensation Plan of 2005 for Employees of Pinnacle West Capital Corporation and Affiliates or any successor or other nonqualified deferred compensation plan. Any such Award Agreement shall comply with the requirements of Section 409A of the Code.

            14.6    CLAWBACK.    Notwithstanding any provision of the Plan to the contrary, in an Award Agreement, the Committee shall include provisions calling for the recapture or clawback of all or any portion of an Award to the extent necessary to comply with applicable law in effect on the date of the Award Agreement, including, but not limited to, the final rules issued by the Securities and Exchange Commission and the New York Stock Exchange pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Committee also may include other clawback provisions in the Award Agreement as it determines to be appropriate. By accepting an Award, each Participant agrees to be bound by, and comply with, the terms of any such recapture or clawback provisions and with any Company request or demand for recapture or clawback.

ARTICLE 15
CHANGE OF CONTROL

            15.1    GENERAL RULE.    Unless the Committee with the approval of the Board provides otherwise in an Award Agreement, if a Change of Control occurs, immediately prior to the Change of Control:

                        (a)        Any and all Options and SARs granted hereunder shall become exercisable immediately before the closing of the transaction that will result in the Change of Control and all necessary steps shall be taken to allow the Participants to immediately exercise such Options or SARs so that any Stock issued upon such exercise shall be able to participate in the transaction that results in the Change of Control. If pursuant to the terms of the Award Agreement, an SAR is to be paid in cash, the SAR will be deemed to be exercised on the closing of the transaction that results in the Change of Control. The cash payment then will be made within ten days following the closing of the transaction that results in the Change of Control.

                        (b)        Any time based or other restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse. All Restricted Stock Units and Stock Units shall become immediately payable and shall be paid in Stock or cash, in accordance with the terms of the

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applicable Award Agreement. All necessary steps shall be taken to allow any Stock issued in payment for the Restricted Stock Units or Stock Units (and any shares of Restricted Stock that become unrestricted) to participate in the transaction that results in the Change of Control. If pursuant to the terms of the Award Agreement, a Restricted Stock Unit is to be paid in cash, the Restricted Stock Unit will be settled as of the closing of the transaction that results in the Change of Control and the cash payment then will be made within ten days following the closing of the transaction that results in the Change of Control.

                        (c)        Any Awards of Performance Shares or Performance Share Units that are payable in Stock shall be converted to Stock Grants, which shall be immediately vested. All Stock payable in connection with the Stock Grant shall be issued immediately before the closing of the transaction that will result in the Change of Control and all necessary steps shall be taken to allow any Stock so issued to participate in the transaction that result in the Change of Control. In converting Performance Shares or Performance Share Units to a Stock Grant, the Participants shall receive the number of shares of Stock that would have been earned at the target level of performance; provided, however, that if, in the judgment of the Committee, the level of performance as of the last day of the month that is at least 30 days prior to the closing of the transaction that results in the Change of Control is reasonably ascertainable and such performance exceeds the target level of performance, the Participants shall receive the number of shares of Stock that would have been earned at such attained level of performance rather than the target level of performance. Whether the attained level of performance exceeds the target level will be determined on a goal-by-goal basis. For example, if four equally weighted goals are established in connection with a particular Award, and the attained level of performance exceeds the target level for one of such goals, 25% of the Award will be earned at the attained level and the remaining 75% will be earned at the target level.

                        (d)        Any Awards of Performance Share Units that are payable in cash shall become immediately vested. The Participants then shall receive a cash payment equal to the Fair Market Value of the specified number of shares of Stock payable pursuant to the Award at the target level of performance; provided, however, that if, in the judgment of the Committee, the level of performance as of the last day of the month that is at least 30 days prior to the closing of the transaction that results in the Change of Control is reasonably ascertainable and such performance exceeds the target level of performance, such attained level of performance shall be used. Whether the attained level of performance exceeds the target level will be determined on a goal-by-goal basis as further described in Section 15.1(c). The cash payment then will be made within ten days following the closing of the transaction that results in the Change of Control.

                        (e)        Performance Cash Awards shall be deemed to be satisfied and earned at the target level of performance; provided, however, that if, in the judgment of the Committee, the level of performance as of the last day of the month that is at least 30 days prior to the closing of the transaction that results in the Change of Control is reasonably ascertainable and such level and such performance exceeds the target level of performance, such attained level of performance shall be used. Whether the attained level of performance exceeds the target level will be determined on a goal-by-goal basis as further described in Section 15.1(c). Performance Cash Awards then shall be paid within ten days following the closing of the transaction that results in the Change of Control.

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                        (f)         Any Dividend Equivalent Awards shall be paid in cash or Stock as determined in accordance with the applicable Award Agreement. All Stock payable in connection with the Dividend Equivalent shall be issued immediately before the closing of the transaction that will result in the Change of Control and all necessary steps shall be taken to allow any Stock so issued to participate in the transaction that result in the Change of Control. Any cash payment shall be made within ten days following the closing of the transaction that results in the Change of Control.

                        (g)        With respect to an Award that the Company concludes is subject to Section 409A of the Code, a Change of Control may not result in the acceleration of the timing of any payment unless the transaction that results in the Change of Control also constitutes a "change of control event" as such term is used in Treasury Regulation Section 1.409A-3(i)(5). Such transaction shall be considered to be a Change of Control for all other purposes of such an Award, however, unless prohibited by regulations issued pursuant to Section 409A. For example, such transaction will result in the lapse of any time based or other restrictions on a Restricted Stock or Restricted Stock Unit Award. If due to the above provisions the payment of an Award may not be accelerated, the Board, prior to the Change of Control, shall take such action as it in good faith determines to be necessary to assure that there will be no material impairment to either the value of the Award to the Participant or the Participant's opportunity for future appreciation in respect of such Award.

            15.2    BOARD OVERRIDE.    Notwithstanding the foregoing provisions of Section 15.1, the Board, prior to a Change of Control, may determine that no Change of Control shall be deemed to have occurred or that some or all of the enhancements to the rights of Participants under all or a portion of the outstanding Awards upon a Change of Control, as provided under Section 15.1 or the Award Agreement, shall not apply to specified Awards. The Board may exercise such override authority only if, before or immediately upon the occurrence of the specified event that would otherwise constitute a Change of Control, the Board, as constituted prior to the Change of Control, reasonably concludes, in good faith, that: (i) Participants holding Awards affected by action of the Board under this Section 15.2 shall be protected by legally binding obligations of the Company or the surviving entity or the parent thereof because such Awards (A) shall remain outstanding following consummation of all transactions involved in or contemplated by such Change of Control or (B) shall be assumed and adjusted by the surviving entity resulting from such transactions or the parent thereof, or (C) shall be exchanged for new awards issued by the surviving entity resulting from such transaction or the parent thereof; and (ii) changes in the terms of the Award resulting from such transactions will not materially impair the value of the Awards to the Participants or their opportunity for future appreciation in respect of such Awards. The Board may exercise such override authority with respect to an Award which the Company concludes is subject to (and not excepted from) the requirements of Section 409A of the Code only in a manner and to the extent permissible under Section 409A.

            15.3    PARTICIPANT CONSENT NOT REQUIRED.    Nothing in this Article 15 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any transaction that might result in a Change of Control and each provision of this Plan shall be interpreted in a manner consistent with this intent. Similarly, nothing in this Article 15 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any action taken by the Board pursuant to Section 15.2.

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ARTICLE 16
AMENDMENT, MODIFICATION, AND TERMINATION

            16.1    AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN.    With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that any such action of the Committee shall be subject to the approval of the shareholders to the extent necessary to comply with any applicable law, regulation, or rule of the stock exchange on which the shares of Stock are listed, quoted or traded. Except as provided in Section 4.4, neither the Board nor the Committee may, without the approval of shareholders, (i) increase the number of shares available for grant under the Plan, (ii) permit the Committee to grant Options with an exercise price that is below Fair Market Value on the Date of Grant, (iii) permit the Committee to extend the exercise period for an Option beyond ten years from the Date of Grant, (iv) amend Section 11.1(d) to permit the Committee to reprice previously granted Options, or (v) amend Section 12.1(c) to permit the Committee to reprice previously granted SARs.

            16.2    AWARDS PREVIOUSLY GRANTED.    Except as provided in the next sentence, no termination, amendment, or modification of the Plan or any Award Agreement shall adversely affect in any material way the rights of the holder under any Award previously granted pursuant to the Plan without the prior written consent of the holder of the Award. The consent of the holder of an Award is not needed if the change (i) is required by law or regulation, (ii) does not adversely affect in any material way the rights of the holder, or (iii) is required to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code or to comply with the provisions of Section 409A of the Code and applicable regulations or other interpretive authority. Additional rules relating to amendments to the Plan or any Award Agreement to assure compliance with Section 409A of the Code are set forth in Section 17.15.

            16.3    PERFORMANCE-BASED AWARDS.    Except as provided in Section 15.1, the Committee shall not have the authority to amend an Award Agreement to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Awards. In addition, the Committee shall not take any other action that would cause a Performance-Based Award to fail to satisfy the requirements of the performance-based compensation exception to the deduction limitations imposed by Section 162(m) of the Code unless the Committee concludes that the deduction limitations will not become applicable or that the amendment is appropriate despite the deduction limitations imposed by Section 162(m) of the Code.

ARTICLE 17
GENERAL PROVISIONS

            17.1    NO RIGHTS TO AWARDS.    No Participant, employee, or other person shall have any claim to be granted any Award, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

            17.2    NO SHAREHOLDERS RIGHTS.    No Award gives the Participant any of the rights of a shareholder of the Company unless and until unrestricted shares of Stock are issued to the Participant or the restrictions on any shares previously issued lapse, except as specifically otherwise provided in the Plan or the Award Agreement.

            17.3    WITHHOLDING.    The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount

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sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. With the Committee's consent as expressed in an Award Agreement or in any policy adopted by the Committee, the Company may permit the Participant to satisfy a tax withholding requirement by (a) directing the Company to withhold shares of Stock to which the Participant is entitled pursuant to the Award in an amount necessary to satisfy the Company's applicable federal, state, local or foreign income and employment tax withholding obligations with respect to such Participant, (b) tendering previously-owned shares of Stock held by the Participant for six months or longer to satisfy the Company's applicable federal, state, local, or foreign income and employment tax withholding obligations with respect to the Participant, (c) a broker-assisted "cashless" transaction, or (d) personal check or other cash equivalent acceptable to the Company.

            17.4    NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Affiliate.

            17.5    UNFUNDED STATUS OF AWARDS.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent provided hereunder.

            17.6    RELATIONSHIP TO OTHER BENEFITS.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate, except as otherwise provided in such plan.

            17.7    EXPENSES.    The expenses of administering the Plan shall be borne by the Company.

            17.8    TITLES AND HEADINGS.    The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

            17.9    FRACTIONAL SHARES.    No fractional shares of Stock shall be issued pursuant to the Plan. Unless the Committee specifies otherwise in the Award Agreement or pursuant to any policy adopted by the Committee, cash will be given in lieu of fractional Shares.

            17.10    SECURITIES LAW COMPLIANCE.    With respect to any person who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Securities Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

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            17.11    GOVERNMENT AND OTHER REGULATIONS.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. The Committee shall impose such restrictions on any Award as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of the New York Stock Exchange or any other exchange or automated quotation system upon which the Stock is then listed, quoted or traded and under any blue sky or state securities laws applicable to such Award.

            17.12    GOVERNING LAW.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the jurisdiction of incorporation of the Company.

            17.13    SUCCESSORS.    All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.

            17.14    SURVIVAL OF PROVISIONS.    The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any Award Agreements and any notices or agreements made in connection with this Plan shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock.

            17.15    COMPLIANCE WITH SECTION 409A.

                        (a)    General Compliance.    Some of the types of Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Unit Awards, Performance Share Awards, Performance Share Unit Awards, Performance Cash Awards and Stock Unit Awards) may be considered to be "non-qualified deferred compensation" subject to the requirements of Section 409A of the Code. If an Award is subject to the requirements of Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply fully with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto. An Award subject to Section 409A of the Code also shall be administered in good faith compliance with the provisions of Section 409A of the Code as well as applicable guidance issued by the Internal Revenue Service and the Department of Treasury. To the extent necessary to comply with Section 409A of the Code, any Award that is subject to Section 409A of the Code may be modified, replaced or terminated by the Committee. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, in the event that the Committee determines that any Award is or may become subject to Section 409A of the Code, the Company may adopt such amendments to the Plan and the related Award Agreements, without the consent of the Participant, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effective dates), or take any other action that the Committee determines to be necessary or

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appropriate to either comply with Section 409A of the Code or to exclude or exempt the Plan or any Award from the requirements of Section 409A of the Code.

                        (b)    Delay for Specified Employees.    If, at the time of a Participant's Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant's Separation from Service, such payment shall not commence prior to the first business day following the date which is six months after the Participant's Separation from Service (or if earlier than the end of the six-month period, the date of the Participant's death). Any amounts that would have been distributed during such six-month period will be distributed on the day following the expiration of the six-month period.

                        (c)    Prohibition on Acceleration or Deferral.    Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the specified time period. In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the Code.

GLOSSARY

            (a)        "2007 Plan" means the Pinnacle West Capital Corporation 2007 Long-Term Incentive Plan.

            (b)        "Affiliate" means any subsidiary or parent of the Company that is: (i) a member of a "controlled group of corporations" (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group; or (ii) a member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group. In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language "at least 50%" shall be used instead of "at least 80%" each place it appears in Section 1563(a)(1), (2) and (3) and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining the members of a group of trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language "at least 50%" shall be used instead of "at least 80%" each place it appears in Treasury Regulation Section 1.414(c)-2. For purposes of determining whether an event constitutes a Change of Control as defined below, "Affiliate" status shall be determined on the day immediately preceding the date of the transaction or event.

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            (c)        "APS" shall mean Arizona Public Service Company, an Affiliate of the Company and (except for purposes of determining whether a Change of Control has occurred) any successor corporation.

            (d)        "Award" means any Restricted Stock, Restricted Stock Unit, Performance Share, Performance Share Unit, Performance Cash, Stock Grant, Stock Unit, Dividend Equivalent, Option or Stock Appreciation Right granted to a Participant under the Plan.

            (e)        "Award Agreement" means any written agreement, contract, or other instrument or document, including an electronic agreement or document, evidencing an Award.

            (f)         "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 of the General Rules and Regulations of the Exchange Act, provided that any pledgee of the voting securities of the Company or APS shall not be deemed to be the Beneficial Owner thereof prior to its disposition of, or acquisition of voting rights with respect to, such securities.

            (g)        "Board" means the Board of Directors of the Company.

            (h)        "Change of Control" means and shall be deemed to have occurred as of the date of the occurrence of any of the following events:

                        (1)        Any person, other than an Affiliate, through a transaction or series of transactions, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or APS representing 20% or more of the combined voting power of the then outstanding securities of the Company or APS, as the case may be; provided, however, that, for purposes of this clause (1), any acquisition directly from the Company of (A) securities of the Company or (B) securities of APS representing 40% or less of the voting power of the then outstanding securities of APS, shall not constitute a Change of Control;

                        (2)        The closing of a merger or consolidation of (A) the Company with any other corporation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate, less than 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) APS with any other corporation which would result in the voting securities of APS outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate, less than 60% of the combined voting power of the securities of APS or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; provided that, for purposes of this subparagraph (2), a merger or consolidation effected to implement a recapitalization of the Company or of APS (or similar transaction) in which no person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or of APS representing 20% or more of the combined voting power of the then outstanding securities of the Company or of APS (excluding any securities acquired by that person directly from the Company or an Affiliate) shall not result in a Change of Control;

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                        (3)        The sale, transfer or other disposition of all or substantially all of the assets of either the Company or APS to a person other than the Company or an Affiliate; or

                        (4)        Individuals who, as of July 31, 2008, constitute the board of directors of the Company (the "Company Incumbent Board") or of APS (the "APS Incumbent Board") cease for any reason to constitute at least two-thirds of the members of the Company or APS board of directors, as the case may be; provided, however, that for purposes of this subparagraph (4), (A)(1) any person becoming a member of the Company board of directors after July 31, 2008 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the members then comprising the Company Incumbent Board will be considered as though such person were a member of the Company Incumbent Board and (2) the Company Incumbent Board shall not include a director whose initial assumption of office as a director was in connection with an actual or threatened election contest relating to the election of directors, and (B)(1) any person becoming a member of the APS board of directors after July 31, 2008 whose election, or nomination for election by APS' shareholder(s), was approved by a vote of at least two-thirds of the members then comprising the APS Incumbent Board or by the Company, as a majority shareholder of APS, considered as though such person were a member of the APS Incumbent Board and (2) the APS Incumbent Board shall not include a director whose initial assumption of office as a director was in connection with an actual or threatened election contest relating to the election of directors.

            Notwithstanding the foregoing, a Change of Control will not be deemed to have occurred until (i) any required regulatory approval has been obtained, and (ii) the transaction that would otherwise be considered a Change of Control closes.

            (i)         "Code" means the Internal Revenue Code of 1986, as amended.

            (j)         "Committee" means the committee of the Board designated to administer the Plan pursuant to Section 3.1.

            (k)        "Company" means Pinnacle West Capital Corporation, an Arizona corporation and (except for purposes of determining whether a Change of Control has occurred) any successor corporation.

            (l)         "Covered Employee" means an employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

            (m)       "Date of Grant" means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which an Award to a prospective employee, officer, or non-employee member of the Board first becomes effective, or (iii) such other date as may be specified by the Committee in the Award Agreement.

            (n)        "Disability" means "disability" as that term is defined in Section 22(e)(3) of the Code unless a different definition is provided in the Award Agreement.

            (o)        "Dividend Equivalent" means a right granted to a Participant pursuant to Article 9.

            (p)        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (q)        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            (r)         "Fair Market Value" means the closing price for the Stock as reported on the New York Stock Exchange (or on any national securities exchange on which the Stock is then listed)

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for that date or, if no such prices are reported for that date, the closing price on the next preceding date for which such prices were reported.

            (s)        "Family Member" means a Participant's spouse and any parent, stepparent, grandparent, child, stepchild, or grandchild, including adoptive relationships or a trust or any other entity in which these persons (or the Participant) have more than 50% of the beneficial interest.

            (t)         "Incentive Stock Option" means an Option granted pursuant to and in compliance with Section 11.2.

            (u)        "Non-Qualified Stock Option" means an Option granted pursuant to Section 11.1 that is not intended to be an Incentive Stock Option.

            (v)        "Option" means a right granted to a Participant pursuant to Article 11. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

            (w)       "Participant" means a person who has been granted an Award.

            (x)        "Performance-Based Award" means an Award intended to satisfy the requirements of the performance-based compensation exception to the limitations imposed by Section 162(m) of the Code on the tax deductibility of compensation payable to Covered Employees.

            (y)        "Performance Cash" means a right granted to a Participant pursuant to Section 10.3.

            (z)        "Performance Criteria" means the criteria, or any combination of the criteria, that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals for Performance-Based Awards are limited to the following: EBITDA; EBIT; costs; operating income; net income; cash flow; operating cash flow; net cash flow; fuel cost per million BTU; costs per kilowatt hour; retained earnings; budget achievement; return on equity; return on assets; return on capital employed; return on invested capital; cash available to the Company from an Affiliate or Affiliates; expense spending; O&M expense; O&M or capital per kilowatt hour; gross margin; net margin; market capitalization; customer satisfaction; revenues; financial return ratios; market share; shareholder return and/or value (including but not limited to total shareholder return); operating profits (including earnings before or after income taxes, depreciation and amortization); net profits; earnings per share; earnings per share growth; profit returns and margins; stock price; working capital; business trends; production cost; project milestones; capacity utilization; quality; economic value added; plant and equipment performance; operating efficiency; diversity; debt; dividends; bond ratings; corporate governance; and health and safety (including environmental health and safety). The Performance Criteria that will be used to establish performance goals with respect to any Award other than a Performance-Based Award that is subject to Article 13 will include the above-listed Performance Criteria and such other criteria as may be set forth in the applicable Award Agreement. Any of the Performance Criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, indices, or any other basket of companies. Financial Performance Criteria may, but need not, be calculated in accordance with generally accepted accounting principles ("GAAP") or any successor method to GAAP, including International Financial Reporting Standards. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an

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objective fashion the manner of calculating the Performance Criteria it selects to use for a particular Performance Period for a particular Participant.

            (aa)      "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, plant, or an individual. The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

            (bb)     "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, an Award.

            (cc)      "Performance Share" means a right granted to a Participant pursuant to Section 10.1.

            (dd)     "Performance Share Unit" means a right granted to a Participant pursuant to Section 10.2.

            (ee)      "Plan" means this Pinnacle West Capital Corporation 2012 Long-Term Incentive Plan, as it may be amended from time to time.

            (ff)        "Prior Plans" means the Pinnacle West Capital Corporation 2002 Long-Term Incentive Plan, the 2007 Plan and any other similar plan adopted by the Company at any time in the past, which has not yet lapsed or expired.

            (gg)     "Restricted Stock" means Stock granted to a Participant pursuant to Section 7.1.

            (hh)     "Restricted Stock Unit" means a right granted to a Participant pursuant to Section 7.2.

            (ii)        "Separation from Service" is a term that applies only in the context of an Award that the Company concludes is subject to Section 409A of the Code. In that limited context, the term "Separation from Service" means either: (i) the termination of a Participant's employment with the Company and all Affiliates due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Affiliates to an amount that is less than 50% of the average level of bona fide services the Participant provided to the Company and all Affiliates in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii).

            Solely for purposes of determining whether a Participant has a "Separation from Service," a Participant's employment relationship is treated as continuing while the Participant is on military leave, medical or sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six months, or if longer, so long as the Participant's right to reemployment with the Company or an Affiliate is provided either by statute or contract). If the Participant's period of leave exceeds six months and the Participant's right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six-month period. Whether a Termination of Employment has occurred will be determined based on all of the facts

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and circumstances and in accordance with regulations issued by the United States Treasury Department pursuant to Section 409A of the Code.

            In the case of a non-employee member of the Board, Separation from Service means that such member has ceased to be a member of the Board. Whether an independent contractor consultant has incurred a Separation from Service will be determined in accordance with Treasury Regulation Section 1.409A-1(h).

            (jj)        "Specified Employee" means an employee who, as of the date of his or her Separation from Service, is (i) an officer of the Company or any Affiliate having an annual compensation greater than $160,000, (ii) a five-percent owner of the Company or any Affiliate, or (iii) a one-percent owner of the Company or any Affiliate having an annual compensation from the Company and all of Affiliates of more than $150,000. The dollar limitations set forth above shall be adjusted to reflect cost of living increases in accordance with Section 416(i)(1)(A) of the Code. An employee will be treated as a Specified Employee for a particular calendar year if the employee meets any of the above requirements (applied in accordance with regulations issued pursuant to Section 416 of the Code and disregarding Section 416(i)(5)) at any time during the 12-month period ending on December 31 of the prior calendar year. Whether an employee is a Specified Employee will be determined exclusively in accordance with regulations issued pursuant to Section 409A of the Code and the minutes of the October 17, 2007 meeting of the Board, as such minutes may be amended, replaced or superseded from time to time.

            (kk)      "Stock" means the common stock of the Company or any security that may be substituted for Stock or into which Stock may be changed pursuant to Article 4.

            (ll)        "Stock Appreciation Right" or "SAR" means a right granted to a Participant pursuant to Article 12.

            (mm)   "Stock Grant Award" means the grant of Stock to a Participant pursuant to Section 8.1.

            (nn)     "Stock Unit" means a right granted to a Participant pursuant to Section 8.2.

            (oo)     "Termination of Employment" or "Termination of Service" means the cessation of performance of services for the Company. For this purpose, transfer of a Participant among the Company and any Affiliate, or transfer from a position as a member of the Board to Employee, shall not be considered a Termination of Service or a Termination of Employment with the Company. In the context of an Award that is subject to the requirements of Section 409A of the Code, the terms "Termination of Service" and "Termination of Employment" mean a Separation from Service.

140            |      2017 Proxy Statement

VIEW MATERIALS & VOTE SCAN TO PINNACLE WEST CAPITAL CORPORATION ATTN: JACQUE PATTERSON 400 NORTH FIFTH STREET, STA 8602 PHOENIX, AZ 85004 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PNW You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E18004-P85518 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PINNACLE WEST CAPITAL CORPORATION The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) 02) 03) 04) 05) 06) Donald E. Brandt Denis A. Cortese, M.D. Richard P. Fox Michael L. Gallagher R.A. Herberger, Jr., Ph.D. Dale E. Klein, Ph.D. 07) 08) 09) 10) 11) Humberto S. Lopez Kathryn L. Munro Bruce J. Nordstrom Paula J. Sims David P. Wagener The Board of Directors recommends you vote FOR proposal 2: For Against Abstain The Board of Directors recommends you vote FOR proposal 4: For Against Abstain ! ! ! ! ! ! 4. Vote on re-approval of the material terms of the performance goals under, and approval of an amendment to, the 2012 Long-Term Incentive Plan. 2. Advisory vote to approve executive compensation as disclosed in the 2017 Proxy Statement. The Board of Directors recommends you vote 1 Year FOR 1 YEAR on the following proposal: 2 Years 3 Years Abstain The Board of Directors recommends you vote FOR proposal 5: For Against Abstain ! ! ! ! ! ! ! 3. Advisory vote on the frequency of the advisory vote on executive compensation. 5. Ratify the appointment of the independent accountants for the year ending December 31, 2017. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date V.1.1

Dear Shareholders, The 2017 Annual Meeting of Shareholders of Pinnacle West Capital Corporation will be held on May 17, 2017, at 10:30 a.m., Mountain Standard Time. Shareholders may participate in the Annual Meeting by logging into the following web site www.virtualshareholdermeeting.com/PNW. At the meeting, shareholders will be asked to: (i) elect eleven (11) directors to serve on the Board until the 2018 Annual Meeting; (ii) vote on an advisory resolution to approve executive compensation as disclosed in the 2017 Proxy Statement; (iii) vote on an advisory resolution on the frequency of future advisory votes on executive compensation; (iv) vote on re-approving of the material terms of the performance goals under, and approving of an amendment to, the 2012 Long-Term Incentive Plan; and (v) ratify the appointment of the independent accountants for the year ending December 31, 2017. Your vote is important and you may vote this proxy in one of three ways - by Internet, by telephone, or by mail. The reverse side of this letter provides voting information for all three methods. Sincerely, Diane Wood Corporate Secretary  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. E18005-P85518 P_R_O X_Y_— Pi_n_n_a_c_le W_e_s_t_C_a_p_it_a_l_C_o_r_p_o_ra_t_io_n Notice of the 2017 Annual Meeting of Shareholders Proxy Solicited on behalf of the Board of Directors for the Annual Meeting on May 17, 2017 The undersigned hereby appoints Donald E. Brandt and David P. Falck, individually and together, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Pinnacle West Capital Corporation (the "Company") to be held on May 17, 2017 at ten-thirty a.m. (10:30 a.m.), Mountain Standard Time, and at any adjournment or postponement thereof, and to vote as specified in this proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present. The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting. If the undersigned has voting rights with respect to shares of Company common stock under the Pinnacle West Capital Corporation Savings Plan (the "Plan"), then the undersigned hereby directs the trustee of the Plan to vote the shares equal to the number of share equivalents allocated to the undersigned's account under the Plan on all matters properly coming before the Annual Meeting, and at any adjournment or postponement thereof, in accordance with the instructions given herein. Shares under the Plan for which instructions are not received by midnight on May 14, 2017, will be voted by the trustee in accordance with the plan and trust documents. This proxy will be considered to be confidential voting instructions to the Plan trustee and to any entity acting as tabulating agent for the Plan trustee. ALL SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THOSE SHARES WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR 1 YEAR FOR PROPOSAL 3, AND FOR PROPOSALS 4 AND 5. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof. (Items to be voted appear on reverse side.) V.1.1